EXHIBIT 10.2

SALE AND PURCHASE AGREEMENT
FOR SALE AND PURCHASE OF
PARK HYATT BEAVER CREEK RESORT & SPA
This SALE AND PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 9th day of March, 2017 (the “Effective Date”), by and between, WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”), and ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP, a Delaware limited partnership (“Buyer”).
R E C I T A L S
A.    Seller desires to sell to Buyer, and Buyer desires to acquire from Seller, the “Property” (as hereinafter defined) on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:
1.     Purchase and Sale; Certain Definitions.
1.1    Purchase and Sale of the Property. On the terms and conditions herein set forth, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Property.
1.2    Certain Definitions. As used herein, the following terms are defined as follows:
1.2.1    “Beaver Creek License Agreements” means (i) that certain Agreement Regarding License to Use Beaver Creek Trade Name and Service Mark by and between Vail Associates, Inc., a Colorado corporation, and East West Properties, Ltd., a Colorado limited partnership, dated effective as of September 14, 1988, as amended and assigned, and (ii) that certain Cross License Agreement by and between Vail Associates, Inc., a Colorado corporation, Hyatt Corporation, a Delaware Corporation, and East West Properties, Ltd., a Colorado limited partnership, dated effective as of March 1988, as amended and assigned.
1.2.2    “Condominium Declaration” means, as applicable and whether singular or plural, (i) that certain Condominium Declaration for Village Hall Condominiums, dated January 24, 1984 and recorded February 1, 1984 in Book 377 at Page 638, as amended by the First Amendment to Condominium Declaration for Village Hall Condominiums recorded October 27, 1989, in Book 516 at Page 628, as amended by the Second Amendment to Condominium Declaration for Village Hall Condominiums recorded September 14, 1992, in Book 589 at Page 97, as amended by the Third Amendment to Condominium Declaration for Village Hall Condominiums recorded February 16, 1993, in Book 601 at Page 457, as amended by the Fourth Amendment to Condominium Declaration for Village Hall Condominiums recorded June 27, 2001, at reception number 760705, as amended by the Fifth Amendment to Condominium Declaration for Village Hall Condominiums, dated January 23, 2002, at reception number 783617, as amended by the Sixth Amendment to Condominium Declaration for Village Hall Condominiums recorded November 17, 2006 at reception number 200631574, and as amended by Seventh Amendment to Condominium Declaration for Village Hall Condominiums recorded March 27, 2015 at reception number 201505289, all in the public records of the Eagle County, Colorado, Clerk and Recorder and (ii) Declaration For Beaver Creek Hotel A Condominium, recorded March 8, 1990 in Book 524 at Page 175; Assignment of

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Declarant's Rights recorded January 3, 1995 in Book 658 at Page 490 and October 10, 1995 in Book 677 at Page 958 and First Amendments Declaration recorded April 12, 2005 as Reception No. 911873, Second Amendment recorded July 25, 2006 at Reception No. 200620033 and Third Amendment recorded December 7, 2006 at Reception No. 200633338, County of Eagle, State of Colorado.
1.2.3    “Condominium Plat” means, as applicable and whether singular or plural, (i) that certain Condominium Map recorded March 8,1990 in Book 524 at Page 176 and Amended Plat and Condominium Map First Amendment, Beaver Creek Hotel A Condominium, a Re-Configuration of Units C-6, C-7, C-12, C-13 and Hotel Unit recorded April 12, 2005 at Reception No. 911872, and Amended Plat and Condominium Map - Second Amendment Beaver Creek Hotel A Condominium, a Resubdivision of Unit C-15 and Hotel Unit recorded July 25, 2006 at Reception No. 200620032 and (ii) that certain Condominium Map for Village Hall Condominiums recorded February 1, 1984 in Book 377 at Page 639, and amended by the Fifth Amendment to the Condominium Map for Village Hall Condominiums, recorded July 17, 1996 in Book 699 at Page 963 and amended by Condominium Map for Village Hall Condominiums, Sixth Amendment recorded June 27, 2001 at Reception No. 760704.
1.2.4    “Hotel” means the 190-room Park Hyatt Beaver Creek Resort & Spa located at 136 E. Thomas Place, Beaver Creek, Colorado.
1.2.5    “Hotel Management Agreement” means that certain management agreement, dated December 11, 1987, as amended from time to time, between Seller and Manager.
1.2.6    “Manager” shall mean Hyatt Corporation, a Delaware corporation.
1.2.7    “Parking Agreement” means that certain Village Hall Parking Easement dated as of September 30, 1987, recorded October 7, 1987 in Book 471 at Page 508, Eagle County, Colorado, as amended by the First Amendment to Village Hall Parking Easement dated as of September 14, 1988, and recorded October 25, 1988 in Book 493 at Page 710, as assigned by the Assignment of Village Hall Parking Easement recorded January 3, 1995 in Book 658 at Page 489, as further assigned by the Assignment of Village Hall Parking Easement dated October 6, 1995 and recorded October 10, 1995 in Book 677 at Page 957, as further assigned by the Assignment of Village Hall Parking Easement dated January 12, 2004 and recorded on January 20, 2004 at reception numbers 865438 and 865439, as amended by the Second Amendment to Village Hall Parking Easement dated as of October 17, 2014 and recorded on October 20, 2014 at reception number 201417959, as the same may be amended from time to time.
1.2.8    “Property” means (a) the Units, and (b) all of Seller’s right, title and interest in and to (i) all fixtures, furnishings, artwork, systems, equipment and all other items of personal property (other than cash) used in the operation of the Units on or attached or appurtenant to the Units, including two (2) owned vehicles (a 2003 GMC Denali and a 2007 Jeep Grand Cherokee) and a leased 2014 Jeep Grand Cherokee (collectively, the “Personal Property”), excluding, however, any property, rights or interests attributable to other units or areas in the larger project or development or owned or controlled by a common association, manager or similar person, (ii) all food, liquor, wine and other beverages (alcoholic and non-alcoholic), including such food, liquor and other beverages held for sale in hotel rooms within the Units, and all consumable supplies and inventories of every kind and nature including “Inventories of Merchandise” and “Inventories of Supplies” as such terms are defined in the current Uniform System of Accounts for Hotels published by the Hotel

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Association of New York City, Inc. (the “Consumables”), in each case owned by Seller as of the “Closing Date” (as hereinafter defined) and located at, and used in connection with the operation of, the Units, including, without limitation, cleaning supplies, guest supplies, paper supplies, stationary, bar supplies, robes, slippers, fuel, laundry supplies, engineering supplies, sundry or gift shop inventory and room, food and beverage linen, glassware and silverware, whether in use or held in stock or storage for future use in connection with Seller’s ownership, operation or maintenance of the Units, if any, and (iii) (u) all “Continuing Agreements and Equipment Leases” (as such term is defined in Section 3.1.4); (v) all of Seller’s interest as lessor in all tenant leases affecting the Property, and additionally as to the Allegria Spa Lease (as hereinafter defined), the lessee’s interest in such lease; (w) all site plans, surveys, plans, specifications and similar items; (x) all licenses, permits, deposits (other than cash, cash reserves and FF&E amounts held under the Hotel Management Agreement, which shall be acquired by Buyer in addition to the Purchase Price); (y) all telephone numbers, websites and domains (including access to FTP file content), warranties, governmental approvals, signage rights and authorizations; (z) all copyrights, trademarks, trade names, and any licenses related to the foregoing that relate to the business being conducted at the Hotel, other than any software licenses used by Seller in the corporate offices of Seller; and (aa) all other related rights and benefits pertaining directly or indirectly to the Property and its operations (the matters described in this clause “(iii),”collectively, called the “Intangible Property”), each such piece and parcel of Intangible Property, to the extent assignable; provided, however, in no event shall the Intangible Property include “Hyatt” brand concepts.
1.2.9    “Retail Management Agreement” means that certain Commercial Space Management Agreement, dated May 23, 2007, between Seller and East West Resorts, LLC, a Delaware limited liability agreement, as amended by that certain First Amendment to Commercial Space Management Agreement, dated as of June 1, 2008, as the same may have been amended from time to time.
1.2.10    “Spa Management Agreement” means that certain Management Agreement, dated May 23, 2007, between Seller and East West Resorts, LLC, a Delaware limited liability agreement, as amended by that certain First Amendment to Management Agreement (Spa), dated as of June 1, 2008, as the same may have been amended from time to time.
1.2.11    “Units” means the property constituting the condominium units more particularly described in Exhibit “A” and any rights of the owner thereof in and to the common elements and limited common elements associated therewith.
1.2.12    “Village Hall Back Lawn Lease” means the Lease dated as of October 1, 1990, between The Vail Corporation, a Colorado corporation d/b/a Vail Associates, Inc. (as successor in interest to Vail Associates, Inc., a Colorado corporation), as landlord, and WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (as successor in interest to East West Properties, Ltd., a Colorado limited partnership), as tenant, as amended by the First Amendment to Lease dated as of May 1, 1993, as amended by the Second Amendment to Lease dated as of October 1, 1994, as assigned by the Assignment of Back Lawn Lease dated as of January 3, 1995, as assigned by the Assignment of Back Lawn Lease dated as of October 6, 1995, as assigned by the Assignment of Back Lawn Lease dated as of January 12, 2004, as amended by the Third Amendment to Lease dated July 8, 2004, as amended by the Fourth Amendment to Lease dated as of August 1, 2006, and as assigned by the Assignment and Assumption Agreement dated as of May 24, 2007.

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2.     Purchase Price.
2.1    Amount of Purchase Price. The purchase price for the Property (the “Purchase Price”) shall be One Hundred Forty-Five Million Five Hundred Thousand and No/100 United States Dollars ($145,500,000.00).
2.2    Payment of Purchase Price. The Purchase Price shall be paid to Seller by Buyer as follows:
2.2.1    Deposit. Within two (2) business days of the Effective Date, Buyer shall deliver to Chicago Title Insurance Company (“Title Company”), at its offices at 711 Third Avenue, 5th Floor, New York, New York 10017, Attention: Sie Cheung, in its capacity as escrow agent (“Escrow Agent”), a deposit by wire transfer of immediately available funds in the amount of Five Hundred Thousand and No/100 United States Dollars ($500,000.00) (which amount is referred to in this Agreement as the “Initial Deposit”). If Buyer does not deliver a “Buyer’s Termination Notice” (as defined in Section 3.1.7) prior to the expiration of the “Due Diligence Period” (as defined in Section 3.1.1) in accordance with Section 3.1.7 hereof, Buyer shall pay by wire transfer of immediately available funds, within two (2) business days after the expiration of the Due Diligence Period, an additional deposit to Escrow Agent in the amount of Five Million Five Hundred Thousand and No/100 United States Dollars ($5,500,000.00) (the “Additional Deposit”). As used in this Agreement, the term “Deposit” refers, together, to the Initial Deposit and the Additional Deposit (to the extent required to be delivered to Escrow Agent by Buyer). If any portion of the Deposit is not timely delivered, then Seller may terminate this Agreement in its sole and absolute discretion and retain any part of the Deposit then held by the Title Company. All interest earned on the Deposit, or any portion thereof, shall be deemed a part of the Deposit. The Deposit shall be nonrefundable to Buyer except as otherwise herein expressly provided. The Deposit, and all portions thereof, shall be invested by Escrow Agent in accordance with the terms of a separate escrow agreement in the form of Exhibit “B” attached hereto and dated as of the date hereof by and among Buyer, Seller and Escrow Agent (the “Deposit Escrow Agreement”). At all times that the Deposit is being held by Escrow Agent, the Deposit shall be invested by Escrow Agent in one of the following investments: (i) United States Treasury obligations, (ii) United States Treasury backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Buyer, or (iii) a money market account at a major money center banking institution reasonably acceptable to Buyer. Escrow Agent shall dispose of the Deposit only as provided in this Agreement, the Deposit Escrow Agreement and the “Escrow Instructions” (as hereinafter defined); provided, however, the Deposit Escrow Agreement and the Escrow Instructions are ancillary to this Agreement and the terms and provisions of this Agreement shall control in all circumstances. At Closing (as defined in Section 6), the Deposit shall be delivered to Seller and applied as a credit towards the Purchase Price.
2.2.2    Payment of Balance of Purchase Price. The balance of the Purchase Price, as adjusted by the prorations and credits provided for in this Agreement (as so adjusted, the “Closing Payment”), shall be paid by Buyer delivering the Closing Payment to Escrow Agent by federal funds wire transfer of immediately available funds or otherwise wire-transferring the Closing Payment in immediately available funds directly to Seller at Closing, as the Seller may direct and the Buyer may so agree.

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2.2.3    Closing Date. Buyer shall deliver the Closing Payment as provided above on March 28, 2017 (the “Closing Date”).
3.     Due Diligence.
3.1    Access.
3.1.1    Right of Access. Except for title and survey matters (which shall be governed by the provisions of Section 4 below), and subject to the provisions hereinafter set forth, Buyer had, from February 9, 2016 (“Access Date”) pursuant to that certain Access Agreement, dated February 9, 2017, between Buyer and Seller (the “Access Agreement”) to the Effective Date and shall have from the Effective Date until 5:00 PM Mountain Time on March 13, 2017 (the “Due Diligence Period”) within which to perform and complete all of Buyer’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including, without limitation, the Condominium Declaration, Parking Agreement, Continuing Agreements and Equipment Leases, Personal Property, Intangible Property, the Hotel Management Agreement, the Beaver Creek License Agreements, the Spa Management Agreement, the Retail Management Agreement, the Village Hall Back Lawn Lease, all permits, licenses, management agreements, leases, service contracts, books and records, and all physical, environmental and compliance matters and conditions respecting the Property. During the Due Diligence Period, and, so long as this Agreement is in effect, until Closing, Seller shall provide Buyer with reasonable access to the Property (subject to this Section 3.1) upon reasonable advance notice and shall also make available to Buyer (to the extent in Seller’s possession) and shall instruct Manager to make available to Buyer such leases, service contracts, reports, studies, permits, licenses and other information relating to the operation of the Property as Buyer shall reasonably request. In no event however, shall Buyer have access to areas outside of the Units, other than to access by way of the common elements, with respect to its due diligence investigations. Additionally, during the Due Diligence Period, Buyer shall (i) satisfy itself that Seller does not hold any alcoholic beverage licenses and any other attendant liquor permits required for the sale, consumption, use or distribution of liquor at the Hotel (collectively, the “Liquor Licenses”); (ii) satisfy itself that any such Liquor Licenses are held by Manager or its affiliate or designee; and (iii) to the extent Buyer’s deems it necessary to transfer the Liquor Licenses to Buyer or Buyer’s designee, file any and all paperwork reasonably necessary to transfer the Liquor Licenses to Buyer or Buyer’s designee, as licensee, provided that any such assignment shall not delay Closing.
3.1.2    Procedures for Inspections. In conducting any inspection of the Property or otherwise accessing the Property, Buyer shall at all times comply with all laws and regulations of all applicable governmental authorities, and terms of the Condominium Declaration, and Buyer shall not (i) contact or have any discussions with any of Seller’s or Manager’s employees, agents or representatives, or with any guests at, or contractors providing services to, the Property, or with governmental or quasi-governmental authority having jurisdiction over the Property, or with the Declarant, manager or association under any of the Condominium Declarations, unless in each case Buyer obtains the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed (except in connection with the issuance of a zoning compliance report by the Planning & Zoning Resource Corporation or similar provider or in connection with the transfer of any licenses or permits), (ii) unreasonably interfere with the business of Seller (or any of its guests) or Manager conducted

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at the Property or disturb the use or occupancy of any occupant of the Property, (iii) damage the Property or (iv) cause any physical inspections to be conducted outside of the Units. In conducting the foregoing inspection or otherwise accessing the Property, Buyer shall require its agents, attorneys, contractors, employees, prospective lenders and all others who assist Buyer in connection with such inspections and the analysis of the transaction contemplated herein (collectively, “Buyer’s Representatives”) to, at all times comply with, and shall be subject to, the matters provided above and any provisions and restrictions in the Hotel Management Agreement, the Spa Management Agreement, the Retail Management Agreement, the Leases or Condominium Declaration. Seller may from time to time establish reasonable rules of conduct for Buyer and Buyer’s Representatives in furtherance of the foregoing. Buyer shall schedule and coordinate all inspections or other access with Seller and shall give Seller at least one (1) business day prior notice thereof (which may be provided to Seller by email at PoundK@WaltonSt.com). Seller shall be entitled to have a representative present at all times during each such inspection or other access. Buyer agrees to pay to Seller on demand the cost of repairing and restoring any physical damage or disturbance which Buyer or Buyer’s Representatives shall cause to the Property. All inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by Buyer or Buyer’s Representatives relating to such inspection and its other access shall be at the sole expense of Buyer. In the event that the Closing hereunder shall not occur for any reason whatsoever (other than Seller’s default), Buyer shall: (A) promptly deliver to Seller, at no cost to Seller, and without representation or warranty, the originals of all tests, reports and inspections of the Property, made and conducted by Buyer or Buyer’s Representatives or for Buyer’s benefit which are in the possession or control of Buyer or Buyer’s Representatives, other than Buyer’s internal analysis and work product, and (B) promptly return to Seller originals of all due diligence materials delivered by Seller to Buyer and shall destroy all copies and abstracts thereof. Buyer and Buyer’s Representatives shall not, without Seller’s prior written consent, be permitted to conduct borings of the Property or drilling in or on the Property, or any other invasive testing, in connection with the preparation of an environmental audit or in connection with any other inspection of the Property. Notwithstanding the foregoing, Buyer shall be permitted to conduct a standard Phase I environmental assessment of the Property. The provisions of this Section 3.1.2 shall survive the Closing or any termination of this Agreement.
3.1.3    Insurance for Inspections. Prior to conducting any on-site inspection of the Property from and after the Access Date, other than mere visual examination, including, without limitation, boring, drilling and sampling of soil (to the extent permitted under Section 3.1.2), Buyer shall obtain, and during the period of such inspection or testing shall maintain, at its expense, (i) commercial general liability insurance, including a contractual liability endorsement, and personal injury liability coverage which insurance policies must have limits for bodily injury and death of not less than Two Million Dollars ($2,000,000) for any one occurrence and not less than One Million Dollars ($1,000,000) for property damage liability for any one occurrence (ii) Worker’s Compensation and Employer’s Liability insurance covering all personnel entering such Property, and such Employer’s Liability insurance shall be in an amount not less than $1,000,000 for each accident, disease per employee and disease policy limit and naming Seller, Manager and any parties required to be named under the Condominium Declaration as additional insureds as respects general liability. Such limits may be achieved through the usage of a combination of Umbrella Liability that extends over the Commercial General Liability and Employer’s Liability insurance. All required policies shall

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insure Buyer and its representatives and contractors against any liability arising out of any entry or inspections of the Property pursuant to the provisions hereof. Any representative of Buyer which conducts environmental inspections beyond those normally conducted in a standard Phase 1 inspection shall also provide evidence of environmental liability insurance of not less than $1,000,000. Prior to making any entry upon the Property, Buyer shall furnish to Seller a certificate of insurance evidencing the foregoing coverages.
3.1.4    Termination of Agreements and Equipment Leases: On or prior to the expiration of the Due Diligence Period, Buyer shall give Seller written notice (the “Contract Notice”) designating those “Agreements and Equipment Leases” (as defined in Section 8.1.8 below) which Buyer wishes Seller to provide notice of termination as provided in each of such agreements which are terminable without cost or liability to Seller and which Seller has the right to terminate pursuant to the terms thereof (the “Unassumed Agreements and Equipment Leases”) and those Agreements and Equipment Leases which Buyer elects to retain on and after the date of the Closing (the “Continuing Agreements and Equipment Leases”). Notwithstanding anything herein contained in this Agreement to the contrary, other than Seller sending notice of termination of Unassumed Agreements and Equipment Leases as a part of the Closing, Buyer shall assume all of the Agreements and Equipment Leases at Closing pursuant to the Bill of Sale to the extent assignable (and the same shall be deemed to be Continuing Agreements and Equipment Leases). To the extent assignable, Buyer shall take an assignment of the 2014 Jeep Grand Cherokee lease. The failure of Buyer to timely give the Contract Notice shall be deemed to constitute Buyer’s election for Seller not to send notice of termination of any of the Agreements and Equipment Leases. To the extent that any Unassumed Agreements and Equipment Leases require the payment of a termination fee, the same shall be the responsibility of, and paid by, Buyer.
3.1.5    Indemnification for Inspections. Buyer shall indemnify and hold Seller, Manager and any parties required to be named under the Condominium Declaration as additional insureds and their respective disclosed or undisclosed, direct and indirect shareholders, officers, directors, trustees, partners, principals, members, employees, agents, affiliates, representatives, consultants, accountants, contractors and attorneys or other advisors, and any successors or assigns of the foregoing (collectively with Seller, “Seller Related Parties”) harmless from and against any and all losses, costs, damages, liens, claims, liabilities or expenses (including, but not limited to, reasonable attorneys’ fees, court costs and disbursements) incurred by any Seller Related Parties arising from or by reason of Buyer’s and/or Buyer’s Representatives’ access to, or inspection of, the Property (including damage to property and injury to persons caused by any tests, inspections or other due diligence conducted by or on behalf of Buyer) from and after the Access Date. Notwithstanding the foregoing, in no such event shall Buyer be obligated to indemnify Seller, Manager or any Seller Related Parties with respect to losses, costs, damages, claims, liabilities, expenses, demands, and/or obligations resulting from the gross negligence or willful misconduct of Seller, Manager or any Seller Related Parties, or the mere discovery by Buyer of any pre-existing conditions of the Property that is not exacerbated by Buyer. The provisions of this Section 3.1.5 shall survive the Closing or any termination of this Agreement.
3.1.6    Certain Matters. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to deliver to Buyer any confidential or proprietary materials, including, without limitation, the following: (1) information contained

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in Seller’s (or any of Seller’s affiliates’) credit reports, credit authorizations, credit for financial analyses or projections, steering committee sheets, account summaries or other internal documents relating to the Property, including any valuation documents and the book value of the Property; (2) material which is subject to attorney client privilege or which is attorney work product or may not be disclosed pursuant to any order or agreement in any arbitration, litigation or other proceeding; (3) appraisal reports or letters; (4) financial statements or tax returns of Seller or any affiliate of Seller other than financial statements regularly provided by Manager with respect to the operation of the Hotel or as otherwise required in connection with the audit to be performed under Section 9.5 below; or (5) material which Seller is legally required not to disclose. The provisions of Section 3.1.6 shall survive the Closing or any termination of this Agreement.
3.1.7    Due Diligence Termination Right.
(a)    At the expiration of the Due Diligence Period, this Agreement shall continue in full force and effect unless, prior to the expiration of the Due Diligence Period, Buyer shall have notified Seller and Escrow Agent in writing of Buyer’s election not to proceed with the acquisition of the Property (the “Buyer’s Termination Notice”).
(b)    If Buyer shall timely deliver the Buyer’s Termination Notice as provided for in Section 3.1.7(a) above, the obligations of the parties hereunder shall terminate (and no party hereto shall have any further obligation in connection herewith except under those provisions that expressly survive a termination of this Agreement) and the Initial Deposit shall be released to Buyer by Escrow Agent, within three (3) business days after Buyer’s delivery of the Buyer’s Termination Notice, less (x) all escrow cancellation fees and (y) One Hundred Dollars ($100.00) (the “Independent Consideration”) which shall be delivered by Escrow Agent to Seller in consideration of Seller having entered into this Agreement.
3.1.8    Estoppel Delivery. Upon the execution and delivery of this Agreement and on or before the expiration of the Due Diligence Period, Seller shall use commercially reasonable efforts to obtain the following estoppel certificates: (i) an estoppel certificate from the Village Hall Condominium Association with respect to its Condominium Declaration (the “Village Hall Estoppel”), (ii) an estoppel certificate from the Beaver Creek Hotel A Condominium Association with respect to its Condominium Declaration (the “A Condo Estoppel”) and (iii) a lease estoppel certificate from Gorsuch, Ltd. B.C., a Colorado corporation (“Gorsuch Lease Estoppel”). A copy of the proposed Village Hall Estoppel and the proposed A Condo Estoppel are attached hereto as Exhibit “S-1 and “S-2.” The Gorsuch Lease Estoppel shall comply with the estoppel requirements under the Gorsuch lease. If the Seller is unable to deliver the Village Hall Estoppel, the A Condo Estoppel or the Gorsuch Lease Estoppel to Buyer on or prior to the expiration of the Due Diligence Period, then Buyer may elect to terminate this Agreement in accordance with the terms of Section 3.1.7. If Buyer elects not to terminate the Agreement, then Buyer shall be deemed to have elected to proceed to Closing and shall have no further rights to terminate the Agreement pursuant to the terms of Section 3.1.7 or with respect to the estoppel certificates provided in this Section 3.1.8.

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4.     Title and Survey Matters.
4.1    Upon receipt, Buyer shall make available to Seller (i) a title insurance commitment covering the Units issued by the Title Company and (ii) copies of the recorded documents evidencing the exceptions to title stated in Schedule B therein (collectively, the “Title Commitment”). Seller has heretofore made available to Buyer (a) a copy of the Condominium Plats and (b) Seller’s existing survey of the Property. If Buyer elects to update said survey or obtain a new survey, the same shall be completed at Buyer’s cost. If a new or updated survey is not available at Closing, Buyer shall accept title to the Property subject to a survey exception acceptable to the Title Company without further act of the Seller. Either Seller’s survey (if a new or updated survey is not obtained) or any new or updated survey obtained by Buyer shall be the “Survey” under this Agreement). In no event will the update to Seller’s existing Survey be deemed to result in a New Matter (as defined below) or a further title exception as to the Property.
4.2    Buyer shall satisfy itself prior to expiration of the Due Diligence Period that the Title Company is willing, pursuant to the Title Commitment, to issue a standard 2006 ALTA form of owner’s title insurance policy (the “Owner’s Policy”) with coverage in the amount of the Purchase Price, indicating the fee interest of the Units to be vested of record in Buyer, subject solely to the “Permitted Exceptions” (as hereinafter defined). Unless Buyer gives written notice (“Title Disapproval Notice”) that it disapproves the exceptions to title shown on the Title Commitment or any matter disclosed on the Survey, stating the matters so disapproved, not later than five (5) days prior to the expiration of the Due Diligence Period, Buyer shall be conclusively deemed to have approved the Survey, the Condominium Plats, the Title Commitment and all of the documents and instruments referenced therein. Upon receipt by Seller of a Title Disapproval Notice given in a timely manner, Seller may elect to notify Buyer (being a “Seller Response Notice”) as to each properly disapproved matter either that: (i) Seller elects not to cause such disapproved matter to be removed as of the Closing Date (or otherwise take any action with respect thereto), or (ii) Seller intends to either: (a) use commercially reasonable efforts to cause such disapproved matter to be removed or released on the Closing Date; or (b) use commercially reasonable efforts to cause the Title Company to insure over such disapproved matter; provided, however, Seller shall not be in default hereunder, and shall have no liability, if for any reason, after electing either choice under (ii) above, such additional disapproved matters are not removed, released, or insured over as aforesaid as of the Closing Date; provided, however, in such case Buyer shall have the right to terminate this Agreement whereupon the Deposit (less the Independent Consideration) shall be promptly delivered by the Escrow Agent to Buyer, and the parties shall have no further obligations or liabilities hereunder (except for any obligations or liabilities that expressly survive termination of this Agreement). If Seller has provided a Seller Response Notice to Buyer by the date which is three (3) days prior to the expiration of the Due Diligence Period stating that Seller will not remove, release or otherwise correct such disapproved exceptions or if Seller has not provided a Seller Response Notice to Buyer prior to the date which is three (3) days prior to the expiration of the Due Diligence Period (which shall be deemed an election by Seller not to take any action with respect to such items), then Buyer may elect in writing not later than the expiration of the Due Diligence Period, either to waive Buyer’s objection to such disapproved exceptions or to terminate this Agreement. If Buyer shall fail to make such election, then Buyer shall be deemed to have waived its objections to such disapproved exceptions. In the event Buyer shall elect in writing to terminate this Agreement, the Deposit (less the Independent Consideration) shall be promptly delivered by the Escrow Agent to Buyer, and the parties shall have no further obligations or liabilities hereunder (except for any obligations or liabilities that expressly survive termination of this Agreement). Notwithstanding the foregoing

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provisions of this Section 4.2, Seller shall take such actions as may be reasonably required by Title Company so that Title Company is willing to issue title insurance to Buyer without exception for the following: (i) any liens securing any mortgage, deed of trust or other financing, or (ii) any mechanics’ liens or materialmens’ liens (“Other Liens”) arising from any work or improvements at the Property that encumber the Property on the Closing Date (other than liens or claims arising from Buyer’s due diligence reviews or inspections hereunder) ((i) and (ii) are collectively referred to as “Monetary Liens”). Notwithstanding the foregoing, Buyer shall be deemed to have approved any Other Liens, provided Seller procures (at Seller’s sole cost and expense) prior to the Closing a written commitment from the Title Company to issue the Owner’s Policy, or an endorsement thereto, insuring Buyer against any such Other Liens; provided, however, Seller shall not be obligated to pay or expend more than One Hundred Thousand Dollars ($100,000.00) to cure, insure over or release Other Liens.
4.3    It is understood that Buyer may request a number of endorsements to or extended coverage for the Owner’s Policy. Buyer shall satisfy itself prior to the expiration of the Due Diligence Period that the Title Company will be willing to issue such endorsements or extended coverage in connection with the Owner’s Policy, and, accordingly, in no event shall the issuance of such endorsements or extended coverage to the Owner’s Policy constitute a condition to Buyer’s obligations under this Agreement.
4.4    As used herein: “Permitted Exceptions” means the following: (1) the lien of any real estate taxes and assessments for the year 2017, and subsequent periods, a lien not yet due and payable provided that the same are prorated in accordance with this Agreement; (2) such other matters set forth in the Title Commitment which are approved or deemed approved, pursuant to the terms hereof, by Buyer during the Due Diligence Period (in any event to include the exceptions listed in Exhibit “D”) and any matter shown on the Condominium Plat; (3) any New Matter (as hereinafter defined) which has been approved, or deemed approved by Buyer, pursuant to Section 4.5 below; (4) the printed exceptions which appear in the standard 2006 ALTA form of owner’s title insurance policy; and (5) all building, signage and zoning ordinances, laws, regulations and restrictions by or of municipal and other governmental authorities. After Closing, Seller shall have no liability to Buyer, and Buyer and its successors and assigns shall make no claim against Seller, for the Permitted Exceptions, except as otherwise provided in Section 6.4. This provision shall survive the Closing.
4.5    If an additional exception to title (“New Matter”) affecting the Property is first disclosed to Buyer after the expiration of the Due Diligence Period, Buyer shall be deemed to have approved any such New Matter within five (5) days of Buyer’s discovery of such New Matter unless Buyer delivers to Seller within such time written notice of its objection thereto. Notwithstanding the foregoing, any New Matter that is the result of the activities of Buyer, or that does not adversely impact the marketability of title to the Property, shall be deemed approved by Buyer, and Buyer shall have no right to object to such New Matter. Seller may elect to use reasonable efforts to remove or cause the Title Company to bond, insure or endorse over such New Matter within thirty (30) days from the date of receipt of notice from Buyer with respect to the New Matter (and the Closing Date shall be extended to accommodate such cure period). In the event that within such thirty (30) day period Seller (1) does not elect to remove or cause the Title Company to bond, insure or endorse over such New Matter, or (2) elects but fails to remove or cause the Title Company to bond, insure or endorse over such New Matter, then upon the expiration of such period, Buyer, as its sole and exclusive remedy hereunder for such failure, shall elect in writing either (a) to terminate this Agreement by written notice to Seller, in which case the Deposit (less the Independent Consideration) shall be returned to Buyer, this Agreement shall be null and void and of no further

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force or effect and the parties hereto shall have no further obligations to the other (except for any obligations or liabilities that expressly survive termination of this Agreement), or (b) to waive the foregoing right of termination and all other rights and remedies on account of such New Matter and to close the transaction contemplated by this Agreement, without any reduction or abatement of the Purchase Price. If Buyer shall fail to make such election, then Buyer shall be deemed to have waived its objections to such disapproved New Matter.
4.6    Notwithstanding the foregoing, Seller shall convey the Units to Buyer through the form of special warranty deed (or its equivalent) attached hereto as Exhibit “C” (the “Deed”), which will convey the portion of the Property described therein to Buyer subject to the Permitted Exceptions.
5.     Conditions Precedent. The obligation of Buyer to purchase, and Seller to sell, the Property as contemplated by this Agreement is subject to satisfaction of each of the following respective conditions precedent (any of which may be waived in writing by the party in whose favor such condition exists) on or before the applicable date specified for satisfaction of the applicable condition. If any of such conditions is not fulfilled (or so waived) pursuant to the terms of this Agreement, then, except as expressly provided in this Agreement, the party in whose favor such condition exists may elect not to proceed with this Agreement and, in connection with any such election made in accordance with this Section 5, Seller and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities which, pursuant to the terms of this Agreement, survive such termination [and without releasing any party for a breach or default occurring prior to such termination]), and the Deposit shall be disposed of in accordance with Section 10.
5.1    Intentionally Deleted.
5.2    No Bankruptcy or Dissolution. A condition precedent to Seller’s obligation to sell the Property shall be that that at no time on or before the Closing Date shall any “Bankruptcy/Dissolution Event” (as hereinafter defined) have occurred with respect to Buyer, and if Buyer is a partnership or limited liability company, any general partners or managing members, as the case may be, of Buyer. A condition precedent to Buyer’s obligation to purchase the Property shall be that that at no time on or before the Closing Date shall any Bankruptcy/Dissolution Event have occurred with respect to Seller or its managing member.
5.3    Performance by Seller. The performance and observance, in all material respects, by Seller of all covenants and agreements of this Agreement to be performed or observed by Seller prior to or on the Closing Date under this Agreement shall be a condition precedent to Buyer’s obligation to purchase the Property. In addition, a condition precedent to Buyer’s obligation to purchase the Property shall be that the representations and warranties of Seller are true and correct in all material respects as of the Closing Date as if made on such Closing Date; with materiality being determined in connection with the overall value of the Property for all purposes under this Section 5. Notwithstanding the foregoing, in the event a material change of circumstances not otherwise contemplated by this Agreement and which was not caused by Seller’s intentional breach of any of its obligations hereunder occurs on or prior to the Closing Date which causes any of Seller’s representations or warranties set forth in Section 8.1 (or elsewhere in this Agreement) to become untrue or in the event of an unintentional breach or unintentional default by Seller which causes any of Seller’s covenants to be in breach, in any event, such that the failure or failures of all such

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representations and warranties to be so true and correct or such covenants to be in breach would have a material adverse effect on the Property or the purchase and sale agreement contemplated by this Agreement (a “Change of Circumstances”), and, in either case, in the event that Buyer is not willing to waive its objection thereto, Seller shall have a period of thirty (30) days from the date of the discovery by Seller of such Change of Circumstances to cure such untrue fact, condition or covenant (and the Closing Date shall be extended to accommodate such cure period). If Seller does not cure such Change of Circumstances within such thirty (30) day period, Buyer shall have the right, as Buyer’s sole and exclusive remedy hereunder for such failure, either (a) to terminate this Agreement by written notice to Seller, in which case, this Agreement shall be null and void and of no further force or effect and the parties hereto shall have no further obligations to the other and the Deposit (less the Independent Consideration) shall be refunded to Buyer, or (b) to waive the foregoing right of termination and all other rights and remedies on account of such breach or default and to close the transaction contemplated by this Agreement. Notwithstanding anything in this Section 5.3 to the contrary, the foregoing procedure with respect to a Change of Circumstances shall not be applicable to the intentional breach by Seller of any of its obligations hereunder, it being understood that the remedy for such a breach by Seller shall be in accordance with Section 10.1 hereof and (ii) in no event shall Buyer have the right to terminate this Agreement if any of Seller’s representations and warranties become untrue or Seller cannot perform a covenant and any such matter does not have a material adverse effect on the Property or the purchase and sale contemplated by this Agreement.
5.4    Performance by Buyer. The performance and observance, in all material respects, by Buyer of all material covenants and agreements of this Agreement to be performed or observed by Buyer prior to or on the Closing Date under this Agreement, including, without limitation, the payment of the Purchase Price to Seller, shall be a condition precedent to Seller’s obligation to sell the Property. In addition, a condition precedent to Seller’s obligation to sell the Property shall be that the representations and warranties of Buyer are true and correct in all material respects as of the Closing Date as if made on such Closing Date.
5.5    Consents. As a condition to Buyer’s obligation to close and provided Buyer cooperates with Hyatt Corporation in applying for and pursuing a transfer of the Hotel Management Agreement, Seller shall furnish to Buyer, in form and content reasonably satisfactory to Buyer, with a written consent from Hyatt Corporation, as to the transfer to Buyer or its designee of Seller’s interest in the Hotel Management Agreement, with the form of the Hyatt Management Agreement Assignment (as defined and described in Section 6.2.1(l) being deemed acceptable to Buyer and Seller.
5.6    Hotel Management Agreement. As a condition to Buyer’s obligation to close and provided Buyer cooperates with Hyatt Corporation in applying for and pursuing a transfer of the Hotel Management Agreement, Seller shall provide to Buyer an estoppel certificate from the Manager with respect to the Hotel Management Agreement (the “Hyatt Estoppel”). The Hyatt Estoppel shall certify (a) a true and complete copy of the management agreement (or a listing of the documents attendant thereto), (b) that the Hotel Management Agreement is in full force and effect, (c) to the best of Manager’s knowledge, the absence of any events of default or the occurrence of any material events which with the passage of time or the giving of notice would constitute an event of default by either party under the Hotel Management Agreement, (d) the date through which management fees are paid, and (e) such other matters reasonably requested by Buyer prior to the Effective Date and for which Manager has an obligation to provide in an estoppel certificate under

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the Hotel Management Agreement. A Buyer approved form of the Hyatt Estoppel is attached hereto as Exhibit “S-3”.
5.7    Consequence of Failure of a Closing Condition. If Seller has not satisfied the contingencies contained in Section 5.5 and 5.6 by the time of Closing, Seller shall have the right, by delivering written notice to Buyer prior to 3:00 p.m. on the Closing Date to extend the Closing Date for up to ten (10) business days in order to satisfy such conditions to Closing. In no event shall failure to satisfy the conditions contained in Section 5.5 or 5.6 constitute a default of Seller under this Agreement. If either Buyer or Seller has the right to terminate this Agreement pursuant to this Section 5, then the party exercising its termination rights hereunder shall notify in writing the other party and Escrow Agent of such election (a “Section 5 Termination Notice”) prior to the Closing Date (or prior to the earlier date which may be required for such termination under the terms of this Agreement), and the specific condition or conditions giving rise to such election. If either party shall deliver a Section 5 Termination Notice, and such notice is accompanied by a demand that Escrow Agent deliver the Deposit to such party, Escrow Agent shall promptly request from the non-requesting party written confirmation that release of the Deposit to the requesting party is acceptable and upon receipt of such written confirmation (or if no written confirmation or objection is received within ten (10) business days of Escrow Agent’s request therefor), Escrow Agent shall deliver the Deposit, less the Independent Consideration which shall be paid to Seller in all cases, to the requesting party as demanded. If the non-requesting party raises an objection to release of the Deposit, the procedures set forth in the Deposit Escrow Agreement shall govern Escrow Agent’s obligation to release the Deposit hereunder.
6.     Closing Procedure. The sale and purchase herein provided shall be consummated (the “Closing”) through and pursuant to the Escrow Instructions (as defined below).
6.1    Escrow. On the Closing Date, the parties shall make the deliveries set forth in Section 6.2 below into an escrow (the “Escrow”) established pursuant to escrow instructions (“Escrow Instructions”) to be executed among Buyer, Seller and Escrow Agent in the form of Exhibit “Q” attached hereto, as the same may be amended by the agreement of the parties to conform to the facts and circumstances of closing. The conditions to the closing of such escrow shall include the Escrow Agent’s receipt of the Closing Payment (or confirmation of the receipt thereof by Seller) and a notice from each of Buyer and Seller authorizing Escrow Agent to close the transactions as contemplated herein (each of Buyer and Seller being obligated to deliver such authorization notice on the Closing Date as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under Section 6.2 below).
6.2    Delivery by Parties. On the Closing Date, the following items shall be delivered by the parties, with Buyer and Seller cooperating in a commercially reasonable manner to obtain the consent to the Parking Agreement Assignment, the Management Agreement Assignments, the Hyatt Management Agreement Assignment and the Back Lawn Lease Assignment (each defined below), provided that, except as provided in Section 5.5 with respect to the Hyatt Management Agreement Assignment, each of Buyer and Seller shall close the transaction contemplated by this Agreement if the consent or approval of any such party is not provided:
6.2.1    Seller Deliveries. Seller shall deliver to Buyer the following:

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(a)    The Deed, subject only to the Permitted Exceptions, duly executed and acknowledged by Seller;
(b)    Two (2) counterpart originals of the bill of sale, assignment and assumption agreement for the Property (the “Bill of Sale”), in the form of Exhibit “F” attached hereto, duly executed by Seller;
(c)    An original assignment and assumption of the Parking Agreement Assignment (the “Parking Agreement Assignment”), in the form of Exhibit “E” attached hereto, duly executed by Seller;
(d)    An original duly executed certificate of Seller (the “Seller Closing Certificate”) in the form of Exhibit “H” attached hereto, updating the representations and warranties contained in Section 8.1 hereof to the Closing Date and noting any changes thereto;
(e)    An original duly executed certificate of “non-foreign” status (the “Certificate of Non-Foreign Status”) in the form of Exhibit “I” from Seller and any required state withholding or non-foreign status certificate;
(f)    An original assignment and assumption of the Spa Management Agreement and the Retail Management Agreement (the “Management Agreement Assignments”), in (i) the form attached as Exhibit “V” or (ii) a form reasonably acceptable to Buyer and Seller prior to the expiration of the Due Diligence Period, duly executed by Seller. Any non-material changes to the Management Agreement Assignments required by the third party consenting thereto shall not be grounds for termination of this Agreement by Buyer or Seller;
(g)    A duly executed copy of the Closing Statement (as hereinafter defined);
(h)    Such additional documents as may be reasonably required by Buyer and Title Company that is within Seller’s control in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein). In no event shall Seller be obligated to provide any indemnity or other document to the Title Company with respect to the issuance of the Owner’s Policy other than (but subject to the limitation set forth in the first sentence of this subparagraph) (i) the gap indemnity in the form of Exhibit “J” (the “Gap Indemnity”), and (ii) the certificate in the form of Exhibit “K” (the “Seller’s Title Certificate”);
(i)    A resignation of Tom Werner from the board of directors of the Beaver Creek Hotel A Condominium;
(j)     Certificate(s)/Registration of Title for any vehicle owned by Seller and used in connection with the Property and such forms as are required to assign the lease of the 2014 Jeep Grand Cherokee;
(k)    An assignment of the lessee’s interest in the Village Hall Back Lawn Lease, in a form reasonably acceptable to Buyer and Seller prior to the expiration of the Due Diligence Period (the “Back Lawn Lease Assignment”). Any non-material changes to the Back

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Lawn Lease Assignment required by the third party consenting thereto shall not be grounds for termination of this Agreement by Buyer or Seller;
(l)     An assignment of the Hotel Management Agreement (“Hyatt Management Agreement Assignment”) to Buyer (i) in the form attached hereto as Exhibit “U”, (ii) otherwise in a form reasonably acceptable to Buyer and Seller prior to the expiration of the Due Diligence Period or (iii) on Manager’s approved form acceptable to Buyer and Seller, signed by Seller; and
(m)    An assignment of Lessor’s and Lessee’s interest in the Lease - Allegria Spa, dated July 1, 1998, as amended and assigned from time to time (the “Allegria Spa Lease”), in the form attached hereto as Exhibit “T”.
6.2.2    Buyer Deliveries. Buyer shall deliver, or cause to be delivered to Seller the following:
(a)    The Closing Payment;
(b)    Two (2) counterpart originals of the Bill of Sale, duly executed by Buyer;
(c)    An original Parking Agreement Assignment, duly executed by Buyer;
(d)    A duly executed certificate of Buyer (the “Buyer Closing Certificate”) in the form of Exhibit “L” attached hereto, updating the representations and warranties contained in Section 8.2 hereof to the Closing Date and noting any changes thereto;
(e)    A duly executed copy of the Closing Statement;
(f)    The Hyatt Management Agreement Assignment signed by Buyer;
(g)    The Management Agreement Assignments signed by Buyer;
(h)    The Back Lawn Lease Assignment executed by Buyer;
(i)     All applicable transfer tax forms at closing, including, without limitation, a Real Property Transfer Declaration form (TD 1000), prepared, completed and signed by the Buyer; and
(j)    Such additional documents as may be reasonably required by Seller and Title Company in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).
6.3    Closing Costs. With reference to Closing, Seller shall pay 50% of all escrow charges and recording costs and 100% of the brokerage commission referenced in Section 12.1.2 of this Agreement. Buyer shall pay (1) all transfer taxes and all documentary fees and all other transfer fees or assessments payable, if any, in connection with the transfer contemplated hereby, (2) all

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premiums and costs of the Owner’s Policy, and the cost of obtaining extended coverage to the Owner’s Policy, (3) Buyer’s due diligence costs and property inspection fees, including the cost of any additional environmental, asbestos, structural and physical audits it deems necessary, (4) any personal property sales tax, (5) 50% of all escrow charges and recording costs, (6) all costs associated with the assignment of the Hotel Management Agreement, (7) the costs to run any UCC searches and (8) all other costs of closing the purchase and sale contemplated by this Agreement as are customary in Eagle County, Colorado.
6.4    Adjustments, Allocations and Prorations. The following provisions shall govern the adjustments and prorations that shall be made at Closing and the allocation of income and expenses from the Property between Seller and Buyer. Except as expressly provided to the contrary in this Section 6.4, all items of revenue, cost and expense of the Property, with respect to the period on or prior to 12:01 A.M. Mountain time (the “Cut-Off Time”) on the Closing Date, shall be for the account of Seller and all items of revenue, cost and expense of the Property, with respect to the period from and after 12:01 A.M. Mountain time on the Closing Date, shall be for the account of Buyer. Any net adjustment in favor of Buyer shall be credited against the Purchase Price at the Closing. Any net adjustment in favor of Seller shall be paid in cash or cash equivalent at the Closing by Buyer to Seller.
6.4.1    Real Property Taxes, Personal Property Taxes, Impositions and Other Assessments. All real property taxes, personal property taxes, assessments and other governmental impositions of any kind or nature, shall be prorated at Closing based on the most recent mill levy and assessment available. Such proration shall be done in accordance with the following provisions:
(a)    Allocation of Real Property Taxes, Personal Property Taxes, Impositions and Other Assessments. Seller shall be responsible for all real property taxes, personal property taxes, regardless of when payable and when billed, impositions and other assessments that are attributable to the period prior to the Closing Date, and Buyer shall be responsible for all real property taxes, personal property taxes, regardless of when payable and when billed, impositions and other assessments that are attributable to the period from and after the Closing Date.
(b)    Adjustment of Tax Rate or Assessment for other than Real Property Taxes. If the personal property tax rate or any assessment has not been set for the fiscal year in which the Closing occurs, then the proration of such personal property tax or assessment shall be based upon the most recent mill levy and assessment for the preceding fiscal year for such tax or assessment which has not been set for the fiscal year in which the Closing occurs, and such proration shall be promptly adjusted between Seller and Buyer upon presentation of written evidence that the actual taxes or assessment paid (determined as of the date such taxes or assessment are actually paid) for the fiscal year in which the Closing occurs differ from the amounts used at Closing. Notwithstanding anything in this Agreement to the contrary, any such adjustment shall be completed and paid within one (1) year after the Closing Date or the same shall be deemed waived.
(c)    Final Reproration after Any Real Estate Tax Appeal. The parties acknowledge that a protest will likely be filed by Buyer protesting the real estate tax assessment for the year of Closing. Notwithstanding the fact that a reproration of real estate taxes

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may occur within one (1) year after the Closing Date, the parties agree to a final reproration of real estate taxes payable for the year of Closing based on the final real estate taxes bill after the real estate tax assessment is ultimately reduced for such period. Reasonable costs and expenses of the parties in pursuing and collecting such tax reduction shall be included in such reproration, but in no event shall Seller be responsible for any additional amounts due to Buyer resulting from said reproration and the inclusion of such costs. This Section 6.4.1(c) shall survive Closing.
6.4.2    Hotel Reservations and Revenues.
(a)    Reservations. Buyer shall honor (and shall cause Manager to honor) all reservations at the Property, and for any related conference, banquet, or meeting space or any recreational facilities in connection with the Property that are made by Seller or Manager on or prior to the Closing Date in the ordinary course of business and pertain to periods on or after the Closing Date. Any down payments and advance deposits that are (i) received by Seller prior to the Closing Date and (ii) made with respect to confirmed reservations for dates on or after the Closing Date, will be credited at Closing to Buyer.
(b)    Guest Revenues. Revenues from guest rooms in the Property occupied as of the Cut-Off Time, including any sales taxes, room taxes and other taxes charged to guests in such rooms, all parking charges, sales from mini bars, in-room food and beverage, telephone, facsimile and data communications, in-room movie, laundry, and other service charges allocated to such rooms with respect to the night prior to the Closing Date shall be split equally between Buyer and Seller. All other revenues from restaurants, lounges, and other service operations conducted at the Property shall be allocated based on whether the same accrued before or from and after the Cut-Off Time, and Seller shall instruct Manager to separately record sales occurring before and from and after the Cut-Off Time.
(c)    Banquet and Meeting Room Revenues. Revenues from conferences, receptions, meetings, and other functions occurring in any conference, banquet or meeting rooms in the Property, including usage charges and related taxes, food and beverage sales, valet parking charges, equipment rentals, and telecommunications charges, shall be allocated between Seller and Buyer, based on when the function therein commenced, with (i) one-day functions commencing prior to the Cut-Off Time being allocable to Seller; (ii) one-day functions commencing on or after the Closing Date being allocable to Buyer and (iii) multi day functions that include periods both before and after the Cut-Off Time being prorated between Seller and Buyer according to the period of time before and from and after the Cut-Off Time.
(d)    Gift Certificates and Vouchers. Buyer shall receive a credit for the amount of (and shall honor to the extent of the credit) any outstanding, verifiable vouchers and gift certificates which have not been redeemed or used at the Property prior to the Closing Date.
6.4.3    House Banks and Cash on Hand (Other Than Bank Accounts [as defined below]). The aggregate amount of cash in the house banks and cash on hand as of the Closing Date shall be referred to as the “Aggregate Cash Amount”. The Aggregate Cash Amount shall belong to Buyer. Seller shall receive a credit for the same at Closing.
6.4.4    Hotel Management Fees, Deposits and Reserves. Seller and Buyer shall prorate the “Basic Fee” and “Chain Service Charges” (as those terms are defined

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in the Hotel License Agreement) and other administrative fees and charges payable to Manager for the month in which the Closing occurs, on the basis that Seller is responsible for the portion of such Basic Fee calculated on “Gross Receipts” (as defined in the Hotel License Agreement) for such month received prior to the Closing Date, and Buyer is responsible for the portion of the Basic Fee calculated on the Gross Receipts for such month received on and after the Closing Date, and such other charges and amounts shall be prorated on a daily basis during the month of Closing. Accordingly, (a) if Manager has been paid prior to the Closing Date Basic Fees and other fees under the Hotel Management Agreement greater than the Basic Fee allocable to Seller during its period of ownership and as aforesaid, Seller shall receive a credit on account thereof, and (b) if Manager has been paid prior to the Closing Date Basic Fees less than the Basic Fees allocable to Seller as aforesaid, Buyer shall receive a credit on account thereof. Seller and Buyer shall also prorate the “Incentive Fee” (as that term is defined in the Hotel License Agreement) payable to Manager for calendar year 2017, as re-forecasted by Manager on an annual basis for 2017 from time to time, on a daily basis for calendar year 2017 (i.e., divided by 365 days) such that Seller’s share is the number of days prior to the Closing Date and Buyer’s share is the balance of such amount. Based on the foregoing proration, Buyer shall be responsible for the payment of any Incentive Fees (including, without limitation, Additional Incentive Fees and Deferred Incentive Fees) that are due or payable to Manager on or after the date of this Agreement. In addition, the aggregate amount of any deposits, working capital or reserves held by Manager under the Hotel License Agreement (including, without limitation, the “FFE & Fund” [as defined in the Hotel License Agreement]) shall belong to Buyer, and Seller shall receive a credit for the same at Closing. In addition, Seller shall receive a credit at Closing in the amount of any FF&E, routine or other capital improvements reserves and any other reserve funds held under or pursuant to the Hotel License Agreement so long as such funds remain on deposit after Closing for the benefit of Buyer.
6.4.5    Hotel Receivables. Except for Over 60 Day Accounts Receivables (as hereinafter defined), all accounts receivables, including, without limitation, credit card sales (“Accounts Receivables”), with respect to the Property shall belong to Buyer and Seller shall receive a credit at Closing for same. Notwithstanding the foregoing, Seller shall retain all accounts receivables that are outstanding for more than sixty (60) days on the Closing Date (“Over 60 Day Accounts Receivables”) and Buyer shall not be obligated to acquire the same from Seller. Accordingly, there will be no proration for Over 60 Day Accounts Receivables. To the extent the Buyer receives payments on account of Over 60 Day Accounts Receivables, Buyer shall promptly pay any such amounts to Seller, as and when such amount is received by Buyer, net of third party collection costs. Buyer shall utilize commercially reasonable efforts, but shall have no obligation to institute litigation, to collect the Over 60 Day Accounts Receivables. All payments of accounts receivable received after the Closing shall be first deemed payment of current receivables and then to Over 60 Day Accounts Receivables, to the extent the payment is made by a party which directly or indirectly has a balance outstanding to Seller, as reasonably determined by the Buyer.
6.4.6    Purchase of Unopened Wine and Liquor Inventory. As of the date immediately prior to the Closing Date, Seller and Buyer shall jointly conduct (or ask Manager to conduct) an inventory of all unopened wine and liquor inventory and shall deliver a written report thereon to Seller and Buyer. Such report shall reflect the value of the unopened wine and liquor inventory equal to Seller’s cost as reflected on the books of Seller. On account of Buyer’s purchase of the unopened wine and liquor inventory, Seller shall receive a credit at

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Closing in an amount equal to such cost of the unopened wine and liquor inventory as reflected on the books of Seller (such adjustment being referred to herein as an “Inventory Adjustment”). In addition to the Purchase Price, Buyer shall separately pay Seller, at Closing, Seller’s (or Manager’s, if applicable) cost of all unopened wine and liquor inventory. Inventory shall be considered “unopened” even if the packaging shall have been opened for purposes of assessing or affixing tax stamps.
6.4.7    Operational Taxes. The parties acknowledge that certain taxes accrue and are payable to the various local governments by any business entity operating a hotel and its related facilities. Included in those taxes may be business and occupation taxes, retail sales and use taxes, gross receipts taxes, and other special lodging or hotel taxes. For purposes of this Agreement, all of such taxes (expressly excluding taxes and assessments covered by Section 6.4.1, corporate franchise taxes, and federal, state, and local income taxes) (hereinafter referred to as “Operational Taxes”) shall be allocated between Seller and Buyer such that those attributable to the period prior to the Cut-Off Time shall be allocable to Seller and those attributable to the period from and after the Cut-Off Time shall be allocable to Buyer (with the attribution of such taxes hereunder to be done in a manner consistent with the attribution under this Agreement of the applicable revenues on which such taxes may be based). Buyer shall receive a credit for any Operational Taxes attributable to the period prior to the Cut-Off Time which Seller has not paid and which Buyer is obligated to pay. Except for the Operational Taxes for which Buyer has received a credit under this Section 6.4.7, Seller shall be solely responsible for payment of the Operational Taxes with respect to the period prior to the Cut-Off Time, and Buyer shall be solely responsible for payment of such Operational Taxes with respect to the period after the Cut-Off Time. Notwithstanding the foregoing, the Operational Taxes due and payable for the night prior to the Closing Date shall be split equally between Buyer and Seller.
6.4.8    Wages and Other Employee Compensation. Buyer acknowledges that employees of the Property are the employees of Manager and not of Seller, and that Buyer has no right to cause the termination of such employees. In no event shall Buyer take any action as to such employees of Manager that would create or cause any liability to Seller. Seller shall be responsible for all wages, salaries, bonuses, employment taxes and withholding taxes to the extent attributable to the period prior to Closing, and Buyer shall be responsible for all wages, salaries, any bonuses, employment taxes and withholding taxes to the extent attributable to the period from and after Closing, and Buyer shall be responsible for any and all vacation days, sick days and personal days, if applicable, existing on or accruing on or after the Closing Date. From and after the Closing, Buyer shall indemnify and save Seller harmless from and against any claim by any employee arising from Buyer’s actions and omissions as to any employees of Manager. The provisions of this Section 6.4.8 shall apply only to employees who are employed at the Property as of Closing.
6.4.9    Permits; Contracts; Rebates. Permit and license fees of assignable permits and licenses which are assigned to Buyer or for which the Buyer acquires the Property subject to, if any, shall be prorated as of the Closing Date. Payments due under the Continuing Agreements and Equipment Leases shall be prorated as of the Closing Date. Rebates received by Buyer after the Closing for purchases made prior to the Closing shall be paid by Buyer to Seller promptly as and when received.

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6.4.10    Assessments Under the Condominium Declaration. All “Assessments” (as defined in the Condominium Declaration) under the Condominium Declaration, if any, shall be prorated between Buyer and Seller, Seller being charged and credited for all of the same allocable to the period up to the Closing Date and Buyer being charged and credited for all of the same allocable to the period from and after the Closing Date. Seller shall also receive a credit at Closing for its prorata share of any operating, capital or other reserves being held by the Condominium Association, to the extent such funds remain for the benefit of Buyer at Closing.
6.4.11    Other Property Operating Expenses. Operating expenses and utility charges (subject to this Section 6.4.11 and Section 6.4.13 below) and expenses under any condominium association documents affecting the Property, management agreements assigned to Buyer or its designee, off-site facility agreements assigned to Buyer or its designee, Continuing Agreements and Equipment leases, reciprocal easement agreements, shared use, or operating agreements (if any) with respect to private roadways, parking, recreational, or other facilities (to the extent any such expenses or charges are not allocated under the foregoing provisions of this Section 6) shall be prorated between Seller and Buyer by allocating to Seller those expenses attributable to the period prior to the Closing Date, and allocating to Buyer those expenses attributable for any period from and after the Closing Date. Buyer shall receive a credit at Closing for operating and other expenses incurred but not paid prior to the Closing Date. Seller shall receive a credit for Seller’s share of such expenses paid by Seller prior to the Closing, to the extent allocable to expenses that will be incurred on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, as provided in Section 6.4.13 below, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-Closing period is determined, which obligation shall survive the Closing and not be merged therein. Any tour agents’ and travel agents’ commissions shall be prorated as of the Closing Date.
6.4.12    Indemnification. In any case in which Buyer receives a credit at Closing on account of any obligation of Seller hereunder, Seller shall have no further liability for such obligation to the extent of the credit so given, and Buyer shall pay and discharge the same up to the amount of the credit. Buyer and Seller shall indemnify, protect, defend and hold the other party harmless from and against any claim arising from the non-payment of any of the items for which the indemnifying party receives a credit, but only to the extent of the amount of such credit, or otherwise assumes or retains responsibility for payment pursuant to this Section 6.4, plus penalties, fines, fees, interest and other charges thereon or related thereto imposed by third parties or by law in connection with such non-payment.
6.4.13    Items for Which There Will Not be a Proration. Seller and Buyer agree that (a) other than pursuant to Section 7, none of the insurance policies relating to the Property will be assigned to Buyer, and Buyer shall be responsible for arranging for its own insurance as of the Closing Date; and (b) utilities, including telephone, electricity, water and gas, shall be read on the Closing Date and Buyer shall be responsible for all the necessary actions needed to arrange for utilities to be transferred to the name of Buyer beginning 12:01 A.M. Mountain time on the Closing Date, including the posting of any required deposits. Accordingly, there will be no prorations for insurance or utilities (unless, with respect to a

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particular utility, (i) a meter reading is unavailable, in which case such utility shall be prorated in the manner provided in Section 6.4.11 above; or (ii) the Title Company reasonably requires it), and Seller shall be entitled to any refund in connection with termination of Seller’s existing insurance policies. To the extent reasonably possible, Buyer and Seller shall cooperate to arrange for utility and other service providers to separately bill each party for their respective periods of ownership, in which event no credit and no proration will be necessary. Seller shall be entitled to receive and be returned any deposits Seller may have with any utility companies, or will receive a credit at Closing from Buyer to the extent such deposits remain for the benefit of Buyer from and after Closing.
6.4.14    Closing Statement; Post-Closing Adjustments. The prorations and credits hereunder at the Closing shall be made based on a closing statement (the “Closing Statement”) to be prepared by Seller prior to the Closing, based on actual figures to the extent available. If any of the prorations cannot be calculated based on actual figures, then they shall be calculated based on the Seller’s good faith estimates thereof. Within ninety (90) days after the Closing, Buyer shall prepare and submit to Seller a recalculation of the prorations and credits hereunder, reflecting actual figures and not estimates (other than with respect to those expenses for which a final bill has not been received). With respect to those prorations and credits which are not determinable as of such 90-day period, the parties shall recalculate such prorations and credits thirty (30) days prior to the Survival Period, except for real estate taxes, which shall be subject to proration for a period of one (1) year after the Closing Date. Such recalculation shall be binding on Buyer and Seller unless Seller delivers to Buyer, within ten (10) days after Seller has received such recalculation, a notice (“Audit Notice”) stating Seller does not agree with such calculations, and, if such notice is given, KPMG, LLP (the “Accounting Firm”) shall be engaged to make the final determination of such prorations and credits. The fees and costs of the Accounting Firm in making such determination shall be split equally between the parties. Each of Seller and Buyer shall cooperate in good faith and act reasonably after Closing to assist Manager and Accounting Firm in their determinations.
6.4.15    Survival of Section 6.4. The obligations and rights of the parties under this Section 6.4 shall survive the Closing.
7.     Condemnation or Destruction of Property. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings, or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall not have any obligation to repair or replace any such damage or destruction, but Seller shall be required to give Buyer written notice of the same within five (5) business days after Seller learns of such casualty or condemnation. Seller shall also deliver and assign to Buyer, upon consummation of the transaction herein provided (except to the extent any condemnation proceeds or insurance proceeds are attributable to lost rents or revenues or other items applicable to any period prior to the Closing), and subject to the requirements of the Condominium Declaration, all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds, or proceeds from any such casualty insurance received by Seller on account of any casualty (except to the extent required for collection costs or repairs by Seller prior to the Closing Date), as applicable. There shall be no reduction of the Purchase Price on account of any casualty or condemnation (except that in connection with a casualty covered by insurance, Buyer shall be credited with the lesser of the remaining cost to repair the damage or destruction caused by such casualty or the amount of the deductible under Seller’s casualty insurance policy [except to the

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extent such deductible was expended by Seller to repair the resulting damage]). In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed five percent (5%) of the Purchase Price (or if a casualty is uninsured and Seller does not elect to credit Buyer with an amount equal to the cost to repair such uninsured casualty, Seller having the right, but not the obligation, to do so), either Buyer or Seller may, at its option terminate this Agreement by notice to the other party, given on or before the sooner to occur of the Closing Date or five (5) business days after Seller learns of such casualty or condemnation, in which event the Deposit (less the Independent Consideration) shall be returned to Buyer and neither party shall have any further obligation hereunder except for those obligations which expressly survive a termination of this Agreement.
8.     Representations and Warranties; Certain Covenants.
8.1    Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that, except as otherwise expressly set forth below, the following statements are true and correct as of the Effective Date:
8.1.1    Authority. Seller is duly organized, validly existing, and in good standing in the State of Delaware. Seller has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement.
8.1.2    Due Execution. This Agreement and the other documents to be executed and delivered by Seller hereunder constitute or will constitute (as of the date the same are executed) a legal, valid and binding obligation of Seller in accordance with their respective terms. The execution, delivery and performance of this Agreement and the other documents to be executed and delivered by Seller hereunder have been duly authorized by all necessary action on the part of Seller and do not and will not (a) require any consent or approval that has not been obtained under Seller’s organizational documents, or (b) violate any provision of Seller’s organizational documents.
8.1.3    No Bankruptcy or Dissolution. No “Bankruptcy/Dissolution Event” (as hereinafter defined) has occurred with respect to Seller. As used herein, a “Bankruptcy/Dissolution Event” means any of the following: (a) the commencement of a case under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of any substantial property interest; (c) a general assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; or (e) a dissolution.
8.1.4    Tenant Leases. Except as may be set forth in Exhibit “G”, there are no tenant leases of commercial spaces at the Property. To Seller’s knowledge, no party is in default under any tenant leases of commercial spaces at the Property after the expiration of any applicable notice, grace or cure period.
8.1.5    Litigation. Except as may be set forth in Exhibit “M”, to Seller’s actual knowledge after conferring with the general manager of the Property, there is no action, litigation, condemnation or other proceeding currently pending against Seller or Manager as to the Property which is not covered by insurance.

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8.1.6    Compliance. Except as may be set forth in Exhibit “N”, to Seller’s actual knowledge after conferring with the general manager of the Property, Seller has received no written notice from any governmental authority having jurisdiction over the Property or any party to any recorded covenant or restriction affecting the Property to the effect that the Property owned by Seller is currently not in compliance with applicable laws, ordinances, covenants and restrictions.
8.1.7    Condominium Declaration . Seller has made available to Buyer a true, correct and complete copy of the Condominium Declaration, which is in full force and effect, to Seller’s knowledge. To Seller’s knowledge, Seller is not in material default of its obligations under the Condominium Declaration, and all sums due and payable thereunder have been paid.
8.1.8    Contracts. To Seller’s actual knowledge after conferring with the general manager of the Property, the service contracts, management agreements, licenses and equipment leases described in Exhibit “O” constitute all of the service contracts, management agreements, licenses and equipment leases (“Agreements and Equipment Leases”) to which Seller is a party or is bound with respect to the Property, except for Agreements and Equipment Leases which are de minimis (i.e., any such service contract, management agreement, license or equipment lease requiring aggregate annual payments less than $6,000 for any year during the term of such service contract, management agreement, license or equipment lease after the Closing). To Seller’s actual knowledge, no party is in default under any of the Agreements and Equipment Leases.
8.1.9    Environmental Matters. Except as set forth in the reports described in Exhibit "P" (the "Environmental Reports"), copies of which have been delivered to Buyer, to Seller's knowledge there has been no release of any Hazardous Substance (as hereinafter defined) at or upon the Property, in an amount which would, as of the date hereof, give rise to an "Environmental Compliance Cost" (as hereinafter defined). The term "Hazardous Substance" shall mean asbestos, petroleum products, and any other hazardous waste or substance which has, as of the date hereof, been determined to be hazardous or a pollutant by Environmental Law (as hereinafter defined), which substance causes the Property (or any part thereof) to be in material violation of any applicable Environmental Law; provided, however, that the term "Hazardous Substance" shall not include (x) motor oil and gasoline contained in or discharged from vehicles not used primarily for the transport of motor oil or gasoline, or (y) materials which are stored or used in the ordinary course of a tenant's occupancy at (or Seller's or Seller's managing agents' operation of) the Property. The term "Environmental Compliance Cost" means any material out‑of‑pocket cost, fine, penalty, fee or expense incurred directly to satisfy any requirement imposed by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, or any instrumentality authorized to regulate substances in the environment which has jurisdiction over the Property to bring the Property into compliance with applicable Environmental Law directly relating to the existence on the Property of any Hazardous Substance. The term "Environmental Law" shall mean (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and (b) any other federal, state or local law, ordinance, rule, or regulation applicable to the Property and establishing liability standards or required action as to emissions, discharges, releases or threatened releases of pollutants, contaminants or

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chemicals, or industrial, toxic or other hazardous substances or waste into the ambient air, soil, soil vapor, groundwater, or surface water on or about the Property.
8.1.10    Employees. Seller has no employees. There are no unions or collective bargaining agreements affecting the Property.
8.1.11    Foreign Person. Seller is a “United States person” (as defined in Section 7701(a)(30)(B) or (C) of the “Code” (as hereinafter defined) for the purposes of the provisions of Section 1445(a) of the Code.
8.1.12    OFAC. Neither Seller nor any of Seller’s affiliates, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement, is or will be, to Seller’s knowledge (a) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department’s OFAC list of prohibited countries, territories, “specifically designated nationals” (“SDNs”) or “blocked persons” (each a “Prohibited Person”) (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any such Prohibited Person; (b) engaging in certain dealings with countries and organizations designated under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; (c) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; (d) a foreign shell bank or any person that a financial institution would be prohibited from transacting with under the USA PATRIOT Act; or (e) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in (i) any U.S. anti-money laundering law, (ii) the Foreign Corrupt Practices Act, (iii) the U.S. mail and wire fraud statutes, (iv) the Travel Act, (v) any similar or successor statutes or (vi) any regulations promulgated under the foregoing statutes.
8.1.13     Personal Property. Seller is the sole owner or lessee of the Personal Property, which shall be free of any liens or encumbrances as of the Closing except for the Agreements and Equipment Leases, which shall be subject only to the ownership interest of the lessor thereunder.
8.1.14    Management Agreement . To Seller’s actual knowledge, Seller has made available to Buyer a true, correct and complete copy of the Hotel Management Agreement, which is in full force and effect, to Seller’s knowledge. To Seller’s knowledge, Seller is not in material default of its obligations under the Hotel Management Agreement, and all sums due and payable thereunder have been paid.
8.1.15    Tax Returns. To Seller's actual knowledge, except for any tax returns for which the filing deadline has not yet expired (or, with respect to which, Seller has filed an extension in accordance with applicable law), Seller has filed (or caused to be filed) with the appropriate governmental agencies all material required tax returns with respect to the Property and the operation of the Hotel. Other than amounts not yet due and payable, Seller has paid all material taxes, assessments, fees, and other government charges, in all of the

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foregoing cases, levied by any governmental authority upon its assets and income or otherwise relating or attributable to the Property, except taxes which are currently being contested in good faith by appropriate proceedings and for which Seller has set aside on its books adequate reserves for such taxes.
8.1.16    Financial Statements. To Seller’s knowledge, the financial statements for the Property delivered to Buyer fairly represent results of operations in the manner customarily received from Manager and provided to Seller’s lender.
For the purposes of this Agreement and the documents to be delivered pursuant hereto, references to “To Seller’s knowledge” or “Seller’s actual knowledge” or “Seller has no knowledge” shall mean the actual, present, conscious knowledge of Justin Leonard and Kolin Pound (collectively, the “Seller Knowledge Individuals”) on the Effective Date, or as remade on the Closing Date pursuant to the Seller Closing Certificate, without any investigation or inquiry, but such individual shall not have any individual liability in connection herewith. Without limiting the foregoing, Buyer acknowledges that the Seller Knowledge Individuals have not performed and are not obligated to perform any investigation or review of any files or other information in the possession of Seller, or to make any inquiry of any persons, or to take any other actions in connection with the representations and warranties of Seller set forth in this Agreement. Neither the actual, present, conscious knowledge of any other individual or entity, nor the constructive knowledge of the Seller Knowledge Individuals or of any other individual or entity, shall be imputed to the Seller Knowledge Individuals.
8.2    Representations and Warranties of Buyer. Buyer hereby represents and warrants the following to Seller:
8.2.1    Authority. Buyer is duly organized, validly existing, and in good standing under the laws of the State of Delaware. Buyer has all requisite corporate, limited liability company or partnership power and authority to execute and deliver, and to perform all its obligations under, this Agreement.
8.2.2    Due Execution. This Agreement and the other documents to be executed and delivered by Buyer hereunder constitute or will constitute (as of the date same are executed) a legal, valid and binding obligation of Buyer in accordance with their respective terms. The execution, delivery and performance of this Agreement and the other documents to be executed and delivered by Buyer hereunder have been duly authorized by all necessary action on the part of Buyer and do not and will not (a) require any consent or approval that has not been obtained under Buyer’s organizational documents, or (b) violate any provision of Buyer’s organizational documents.
8.2.3    No Bankruptcy/Dissolution Event. No Bankruptcy/Dissolution Event has occurred with respect to Buyer or any of its partners or members, as applicable.
8.2.4    Satisfaction of Hotel Management Agreement Requirements. Buyer hereby represents and warrants to Seller that, as of the Effective Date, it has reviewed the Hotel License Agreement, is familiar with it and conducted its own analysis sufficient to conclude that, to Buyer’s actual knowledge Buyer (and any entity to whom Buyer may assign this Agreement) is a permissible assignee of the Hotel License Agreement, including, without

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limitation, meeting the criteria, as applicable, to become an assignee of Sellers’s interest under the Hotel License Agreement for purposes of integrity and business reputation and the lack of conflicts of interest to the extent that such provisions are set forth in Section 15.2 or other provisions of the Hotel License Agreement. Buyer shall promptly provide Manager with diligence and information requested by Manager, at Buyer’s sole cost and expense and without cost to Seller, and Buyer shall be responsible for all costs, reserves and deposits in connection therewith. Buyer agrees to post any review or other deposit required by Manager and Seller shall give written notice to Manager to begin the assignment application process with Manager within three (3) Business Days after the Effective Date.
8.2.5    Condition of Property. The Purchase Price reflects Buyer’s underwriting of the costs of any capital improvements or repairs that may be required with respect to the Property, Buyer hereby acknowledging that Buyer shall assume responsibility for payment with respect to capital improvements or repairs that have either been included in the Property’s budget for 2017 or for which Seller or Manager has otherwise committed to fund.
8.2.6    Plan Assets. Buyer is not (and, throughout the period transactions are occurring pursuant to this Agreement, will not be) and is not acting on behalf of (and, throughout the period transactions are occurring pursuant to this Agreement, will not be acting on behalf of) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA, a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or an entity deemed to hold the plan assets of any of the foregoing pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. None of the transactions contemplated by this Agreement is in violation of any state statutes applicable to Buyer regulating investments of, any fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
8.2.7    OFAC. Neither Buyer nor any of Buyer’s Affiliates, nor, to Buyer’s knowledge, any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement, is or will be (a) conducting any business or engaging in any transaction or dealing with any Prohibited Person or Prohibited Persons, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any such Prohibited Person; (b) engaging in certain dealings with countries and organizations designated under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; (c) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; (d) a foreign shell bank or any person that a financial institution would be prohibited from transacting with under the USA PATRIOT Act; or (e) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in (i) any U.S. anti-money laundering law, (ii) the Foreign Corrupt Practices Act, (iii) the U.S. mail and wire fraud statutes, (iv) the Travel Act, (v) any similar or successor statutes or (vi) any regulations promulgated under the foregoing statutes.

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8.2.8    No Reliance. BUYER ACKNOWLEDGES AND AGREES ITS OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT BE SUBJECT TO ANY FINANCING CONTINGENCY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE CLOSING DOCUMENTS EXECUTED AND DELIVERED BY SELLER AT CLOSING (“SELLER EXECUTED CLOSING DOCUMENTS”), THE SALE AND TRANSFER OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS” BASIS, WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING TITLE TO THE PROPERTY, THE PHYSICAL CONDITION OF THE PROPERTY (INCLUDING THE CONDITION OF THE SOIL OR THE UNITS OR ANY PROPERTY ASSOCIATED THEREWITH), THE NATURE, STATUS OR COMPLIANCE WITH THE TERMS OF THE CONDOMINIUM DECLARATION BY ANY PARTY THERETO, THE ENVIRONMENTAL CONDITION OF THE PROPERTY (INCLUDING THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES ON OR RESPECTING THE PROPERTY), THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS, ENCUMBRANCES AND REGULATIONS (INCLUDING ZONING, SIGNAGE, PARKING AND BUILDING CODES OR THE STATUS OF DEVELOPMENT, SIGNAGE AND USE RIGHTS RESPECTING THE PROPERTY), THE FINANCIAL CONDITION OF THE PROPERTY, OR ANY OTHER REPRESENTATION OR WARRANTY RESPECTING ANY INCOME, EXPENSES, CHARGES, LIENS OR ENCUMBRANCES, RIGHTS OR CLAIMS ON, AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF. BUYER ACKNOWLEDGES THAT BUYER HAS (OR WILL HAVE PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD) EXAMINED, REVIEWED AND INSPECTED ALL MATTERS WHICH IN BUYER’S JUDGMENT BEAR UPON THE PROPERTY AND ITS VALUE AND SUITABILITY FOR BUYER’S PURPOSES. EXCEPT AS TO MATTERS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SELLER EXECUTED CLOSING DOCUMENTS, BUYER WILL ACQUIRE THE PROPERTY SOLELY ON THE BASIS OF ITS OWN PHYSICAL AND FINANCIAL EXAMINATIONS, REVIEWS AND INSPECTIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER’S POLICY.

______________ Seller’s Initials	______________ Buyer’s Initials

8.3    Survival.
8.3.1    Survival Period. The representations, warranties and covenants of Seller under this Agreement, and in any certificate or document delivered pursuant hereto or in connection herewith, shall survive the Closing for a period of nine (9) months from the Closing Date (such period, the “Survival Period”). Each such representation, warranty and covenant of Seller shall automatically be null and void and of no further force and effect on the first day following the expiration of the Survival Period, unless, prior to the expiration of such Survival Period, as to any applicable representation, warranty or covenant, Buyer shall have provided Seller with written notice alleging that Seller is in breach of such representation,

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warranty or covenant, and specifying in reasonable detail the nature of such breach. Buyer shall allow Seller sixty (60) days after Buyer’s notice within which to cure such breach or if such breach cannot be cured within such sixty (60) day period, and Seller notifies Buyer it wishes to extend its cure period (the “Cure Extension Notice”), such additional reasonable period of time (not to exceed an additional sixty (60) days) as is required to cure the same so long as such cure has been commenced within such sixty (60) day period and is being diligently pursued to completion. If Seller fails to cure such breach after written notice thereof, Buyer’s sole remedy shall be to commence a legal proceeding against Seller alleging that Seller has breached such representation, warranty or covenant and that Buyer has suffered actual damages as a result thereof (a “Proceeding”), which Proceeding must be commenced, if at all, within sixty (60) days after the expiration of the Survival Period, provided, however, that if Buyer gives Seller written notice of such a breach within the Survival Period, and Seller subsequently sends a Cure Extension Notice, then Buyer shall have until the date which is thirty (30) days after the date Seller notifies Buyer it has ceased endeavoring to cure such breach, to commence such Proceeding. If Buyer shall have timely delivered the written notice and commenced a Proceeding in accordance with this Section 8.3, and a court of competent jurisdiction shall, pursuant to a final, non-appealable order in connection with such Proceeding, determine that (1) Seller was in breach of the applicable representation or warranty as of the Effective Date or the Closing Date, as the case may be, and (2) Buyer suffered actual damages (the “Damages”) by reason of such breach, (3) Buyer did not have actual knowledge of such breach on or prior to the Closing Date, and (4) Buyer would not have learned of such breach through the exercise of reasonable diligence prior to the Closing Date, then Buyer shall be entitled to receive an amount equal to the Damages, subject, in any event, to the limitations set forth in Section 8.5. Any such Damages, subject to the limitations contained herein, shall be paid within thirty (30) days following the entry of such final, non-appealable order and delivery of a copy thereof to Seller. The representations, warranties and covenants of Buyer under this Agreement, and in any certificate or document delivered pursuant hereto or in connection herewith, shall survive the Closing indefinitely. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, (i) the matters under Section 6.4 of this Agreement shall not be subject to the Survival Period and shall survive the Closing for the periods provided in Section 6.4 and (ii) insured claims against Seller or Manager for matters accruing or arising prior to the Closing Date shall survive Closing without limitation.
8.3.2    Holdback Deposit. Seller and Buyer agree that at Closing, upon the consummation of the transaction provided for by this Agreement and pursuant to the applicable terms of the “Post-Closing Escrow Agreement” attached hereto as Exhibit “R”, a portion of the proceeds of the Purchase Price payable to Seller equal to Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($3,750,000.00) (the “Holdback Deposit”) shall be retained by Title Company for the Survival Period. The Holdback Deposit shall be released or retained in accordance with the Post-Closing Escrow Agreement. Upon the expiration of the Survival Period all Seller’s representations and warranties shall cease to have any effect unless written notice of a claim has been previously given (in which case, such claim shall survive until fully and finally resolved).
8.4    Knowledge as a Defense. Seller shall have no liability with respect to a breach of the representations and warranties of Seller under this Agreement to the extent that Buyer proceeds with the closing of the transaction contemplated hereby with actual knowledge of such breach prior to the Closing Date.

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8.5    Limitation on Damages. Notwithstanding anything to the contrary set forth in this Agreement, Seller’s liability for breach of any covenant, representation or warranty of Seller contained in this Agreement and in Seller Executed Closing Documents, (other than Seller’s obligations under Section 6.4 and insured claims against Seller or Manager for matters accruing or arising prior to the Closing Date, to which the limitations under this Section 8.5 shall not apply) or any other instruments delivered at Closing, shall, subject to the limitations of survival set forth in this Section 8, be limited to claims in excess of One Hundred Fifty Thousand and No/100 United States Dollars ($150,000.00) in the aggregate, and the total aggregate liability of Seller for any and all claims arising out of any such covenants, representations and warranties shall not exceed an amount equal to Three Million Seven Hundred Fifty Thousand and No/100 United States Dollars ($3,750,000.00). In addition, in no event shall Seller be liable for any incidental, consequential, indirect, punitive, special or exemplary damages, or for lost profits, unrealized expectations or other similar claims, and in every case Buyer’s recovery for any claims referenced above shall be net of any insurance proceeds and any indemnity, contribution or other similar payment recovered or recoverable by Buyer from any insurance company or other third party.
8.6    DISCLAIMER, RELEASE AND ASSUMPTION. AS AN ESSENTIAL INDUCEMENT TO SELLER TO ENTER INTO THIS AGREEMENT, AND AS PART OF THE DETERMINATION OF THE PURCHASE PRICE, BUYER ACKNOWLEDGES, UNDERSTANDS AND AGREES AS OF THE EFFECTIVE DATE AND AS OF THE CLOSING DATE AS FOLLOWS:
8.6.1    DISCLAIMER.
(a)    AS-IS, WHERE IS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER AT CLOSING (THE “SELLER EXECUTED CLOSING AGREEMENTS”), THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS” BASIS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE SELLER EXECUTED CLOSING AGREEMENTS, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION: (i) THE QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION AND ASPECTS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, SEISMIC ASPECTS OF THE PROPERTY, FOUNDATION, ROOF, APPURTENANCES, ACCESS, SIGNAGE, LANDSCAPING, PARKING FACILITIES OR THE LACK OF OWNERSHIP THEREOF AND THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE, AND UTILITY SYSTEMS, FACILITIES AND APPLIANCES, THE SQUARE FOOTAGE WITHIN THE UNITS, (ii) THE QUALITY, NATURE, ADEQUACY, AND PHYSICAL CONDITION OF SOILS, GEOLOGY AND ANY GROUNDWATER, (iii) THE EXISTENCE, QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF UTILITIES SERVING THE PROPERTY, (iv) THE DEVELOPMENT POTENTIAL OF THE PROPERTY, AND THE PROPERTY’S USE, HABITABILITY, MERCHANTABILITY, OR FITNESS, SUITABILITY, VALUE OR ADEQUACY OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, (v) THE ZONING AND OTHER LEGAL STATUS OF THE

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PROPERTY, THE UNITS AND ANY OTHER PUBLIC OR PRIVATE RESTRICTIONS ON USE OF THE PROPERTY, (vi) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY APPLICABLE CODES, LAWS, REGULATIONS, STATUTES, ORDINANCES, COVENANTS, CONDITIONS AND RESTRICTIONS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL ENTITY OR OF ANY OTHER PERSON OR ENTITY OR THE CONDOMINIUM DECLARATION, (vii) THE PRESENCE OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PROPERTY OR THE ADJOINING OR NEIGHBORING PROPERTY, (viii) THE QUALITY OF ANY LABOR AND MATERIALS USED IN ANY IMPROVEMENTS ON THE PROPERTY, (ix) THE CONDITION OF TITLE TO THE PROPERTY, (x) THE CONDOMINIUM DECLARATION, CONTRACTS, OR OTHER AGREEMENTS AFFECTING THE PROPERTY, AND (xi) ECONOMICS OF THE OPERATION OF THE PROPERTY.
(b)    SOPHISTICATION OF BUYER. BUYER ACKNOWLEDGES AND AGREES THAT IT IS A SOPHISTICATED BUYER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF REAL ESTATE PROJECTS SIMILAR TO THE PROPERTY, AND THAT UPON THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER SHALL HAVE BEEN GIVEN A FULL OPPORTUNITY TO INSPECT AND INVESTIGATE EACH AND EVERY ASPECT OF THE PROPERTY AND ANY AND ALL MATTERS RELATING THERETO, EITHER INDEPENDENTLY OR THROUGH AGENTS OF BUYER’S CHOOSING, INCLUDING, WITHOUT LIMITATION:
(i)    ALL MATTERS RELATING TO TITLE, TOGETHER WITH ALL GOVERNMENTAL AND OTHER LEGAL REQUIREMENTS SUCH AS TAXES, ASSESSMENTS, ZONING, USE PERMIT REQUIREMENTS AND BUILDING CODES.
(ii)    THE PHYSICAL CONDITION AND ASPECTS OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE INTERIOR, THE EXTERIOR, THE SQUARE FOOTAGE WITHIN THE UNITS, THE STRUCTURE, SEISMIC ASPECTS OF THE PROPERTY, THE PAVING, THE UTILITIES, AND ALL OTHER PHYSICAL AND FUNCTIONAL ASPECTS OF THE PROPERTY.
(iii)    ANY EASEMENTS AND/OR SIGNAGE, PARKING OR ACCESS RIGHTS AFFECTING THE PROPERTY.
(iv)    ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THE BEAVER CREEK LICENSE AGREEMENTS, THE CONTINUING AGREEMENTS AND EQUIPMENT LEASES AND ANY OTHER DOCUMENTS OR AGREEMENTS OF SIGNIFICANCE AFFECTING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDOMINIUM DECLARATION, THE PARKING AGREEMENT, THE VILLAGE HALL BACK LAWN LEASE OR ANY RECIPROCAL EASEMENT AGREEMENTS OR ANY OPERATING AGREEMENTS AFFECTING THE PROPERTY.
(v)    ALL FINANCIAL EXAMINATIONS AND OTHER MATTERS OF SIGNIFICANCE AFFECTING THE PROPERTY, OR OTHERWISE RELATING TO THE ACQUISITION BY BUYER OF THE PROPERTY.

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(c)    RELIANCE. BUYER WILL ACQUIRE THE PROPERTY SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER’S POLICY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER (OTHER THAN IN THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE SELLER EXECUTED CLOSING DOCUMENTS).
(d)    PASSIVE OWNER. SELLER HAS DELEGATED THE DAY-TO-DAY MANAGEMENT AND OPERATION OF THE PROPERTY TO A THIRD PARTY MANAGER OF THE PROPERTY.
(e)    DUE DILIGENCE MATERIALS. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY IS SOLELY FOR BUYER’S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES, SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER SHALL NOT BE LIABLE FOR ANY NEGLIGENT MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE PROPERTY NOR SHALL SELLER BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS, OR OTHER INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY SELLER OR BY ANY MANAGER, LEASING AGENT, REAL ESTATE BROKER, AGENT, REPRESENTATIVE, AFFILIATE, DIRECTOR, OFFICER, SHAREHOLDER, EMPLOYEE, SERVANT, CONSTITUENT PARTNER OR MEMBER OF SELLER, AFFILIATE OF SELLER, OR OTHER PERSON OR ENTITY ACTING ON SELLER’S BEHALF.
(f)    PROPERTY NAME. BUYER ACKNOWLEDGES THAT SELLER DOES NOT HAVE ANY RIGHT, TITLE OR INTEREST IN THE “PARK HYATT” TRADEMARK, AND ACCORDINGLY, EXCEPT AS PROVIDED IN THIS AGREEMENT, SELLER HAS NO RIGHT, TITLE OR INTEREST TO USE THE NAME “PARK HYATT”. FURTHER, BUYER ACKNOWLEDGES THAT SELLER DOES NOT HAVE ANY RIGHT, TITLE OR INTEREST IN THE “BEAVER CREEK” TRADEMARK, AND ACCORDINGLY, EXCEPT AS PROVIDED IN THIS AGREEMENT, SELLER HAS NO RIGHT, TITLE OR INTEREST TO USE THE NAME “BEAVER CREEK”.
(g)    CONSPICUOUS DISCLAIMERS. TO THE EXTENT REQUIRED TO BE OPERATIVE, THE DISCLAIMERS OF WARRANTIES CONTAINED HEREIN ARE “CONSPICUOUS” DISCLAIMERS FOR PURPOSES OF ANY APPLICABLE LAW, RULE, REGULATION OR ORDER.
8.6.2    RELEASE. EXCEPT WITH RESPECT TO MATTERS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SELLER EXECUTED CLOSING AGREEMENTS, BUYER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES ITS RIGHT TO RECOVER FROM, AND FOREVER RELEASES AND DISCHARGES, SELLER AND ALL SELLER RELATED PARTIES FROM ANY AND ALL DEMANDS, CLAIMS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, LOSSES, LIABILITIES, DAMAGES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS OR

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EXPENSES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN (“CLAIMS”), WHICH BUYER OR ANY PARTY RELATED TO OR AFFILIATED WITH BUYER (A “BUYER RELATED PARTY”) HAS OR MAY HAVE ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTY INCLUDING THE DOCUMENTS AND INFORMATION REFERRED TO HEREIN, THE CONDOMINIUM DECLARATION, THE SIGNAGE RIGHTS, ENTITLEMENTS, ZONING, PARKING OR PARKING RIGHTS, TITLE DOCUMENTS OR DEFECTS, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION, EMPLOYMENT MATTERS AND ANY ENVIRONMENTAL CONDITIONS, AND BUYER SHALL NOT LOOK TO ANY SELLER RELATED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION. THE FOREGOING PROVISIONS OF THIS SECTION 8.6.2 SHALL NOT LIMIT, HOWEVER, SELLER’S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT AND THE SELLER EXECUTED CLOSING AGREEMENTS.
8.6.3    SURVIVAL. THIS SECTION 8 SHALL SURVIVE THE CLOSING DATE OR THE EARLIER TERMINATION OF THIS AGREEMENT AND SHALL NOT BE DEEMED TO HAVE MERGED INTO ANY OF THE DOCUMENTS EXECUTED OR DELIVERED AT CLOSING.
8.6.4    CERTAIN PROPERTY DISCLOSURES. WITH RESPECT TO ALL OF THE FOLLOWING MATTERS IN THIS SECTION 8.6 AND WITHOUT LIMITATION ON ANY OTHER PROVISIONS OF THIS AGREEMENT, BUYER ACKNOWLEDGES THAT IT SHALL EVALUATE AND CONSIDER SUCH MATTERS PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD. BUYER SHALL ASSUME ALL RESPONSIBILITY FOR SUCH MATTERS AND SHALL NOT SEEK ANY PAYMENT OR OTHER ACTION FROM SELLER (AND SELLER SHALL HAVE NO OBLIGATION) WITH RESPECT TO SUCH MATTERS; ANY DISCLOSURE OF SUCH MATTERS BY OTHERS SHALL NOT BE A CAUSE FOR OBJECTION BY BUYER; SUCH MATTERS HAVE ALREADY BEEN TAKEN INTO ACCOUNT IN CALCULATION OF THE PURCHASE PRICE OF THE PROPERTY, AND SUCH MATTERS SHALL NOT BE DEEMED TO EXPAND IN ANY MANNER THE LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED HEREIN. WITHOUT LIMITATION ON THE GENERALITY OF THE FOREGOING:
(a)    ENVIRONMENTAL MATTERS. SELLER HAS DELIVERED TO BUYER (AND BUYER ACKNOWLEDGES RECEIPT OF) THE ENVIRONMENTAL REPORTS. SELLER SHALL HAVE NO OBLIGATION IN CONNECTION WITH THE MATTERS ADDRESSED IN SUCH DOCUMENTS.
(b)    LAND USE, ZONING, ENTITLEMENT AND DEVELOPMENT ISSUES. BUYER SHALL DETERMINE DURING THE DUE DILIGENCE PERIOD THAT IT IS SATISFIED WITH THE STATUS AND COMPLIANCE OF THE PROPERTY WITH RESPECT TO ANY AND ALL LAND USE, ZONING, ENTITLEMENT AND DEVELOPMENT LAWS, RULES, ORDINANCES, REGULATIONS, RESTRICTIONS, STANDARDS, AGREEMENTS AND SIMILAR ITEMS AFFECTING THE PROPERTY.

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(c)    THE CONDOMINIUM DECLARATION, VILLAGE HALL BACK LAWN LEASE AND PARKING AGREEMENT. SELLER HAS DELIVERED, CAUSED TO BE DELIVERED OR OTHERWISE MADE AVAILABLE TO BUYER (AND BUYER ACKNOWLEDGES RECEIPT OF) COPIES OF THE CONDOMINIUM DECLARATION, THE VILLAGE HALL BACK LAWN LEASE AND THE PARKING AGREEMENT. BUYER SHALL DETERMINE DURING THE DUE DILIGENCE PERIOD WHETHER IT IS SATISFIED WITH THE STATUS AND COMPLIANCE OF THE PROPERTY WITH, AND ALL OTHER MATTERS RELATING TO, THE CONDOMINIUM DECLARATION, THE VILLAGE HALL BACK LAWN LEASE AND THE PARKING AGREEMENT.
(d)    FINANCING. BUYER ACKNOWLEDGES AND AGREES THAT THE EXISTING FINANCING CURRENTLY IN PLACE WITH RESPECT TO THE PROPERTY IS NOT ASSUMABLE. THE OBTAINING OF ANY FINANCING BY BUYER SHALL NOT BE A CONDITION TO CLOSING UNDER THIS AGREEMENT.

______________ Seller’s Initials	______________ Buyer’s Initials

9.     Certain Covenants of Seller and Buyer.
9.1    No Further Encumbering. Until the Closing Date or the sooner termination of this Agreement, Seller shall not further encumber the Property with any mortgages or deeds of trust.
9.2    WARN ACT. As set forth above in Section 6.4.8, Buyer acknowledges that employees of the Property are the employees of Manager and not of Seller, and that Buyer has no right to cause the termination of such employees. In no event shall Buyer take any action, or permit Manager to take any action, at Closing or within ninety (90) days after Closing as to such employees of Manager that would create or cause any WARN Act (hereinafter defined) liability to Seller or Manager. Without limitation on the generality of the foregoing, Seller and Buyer acknowledge that the employees of Manager will not be terminated at Closing, as the Hotel Management Agreement is remaining in existence and, as a result, the United States Worker Adjustment and Retraining Notification Act (the “WARN Act”) or any applicable state law will not be triggered. Buyer shall indemnify, save, defend and hold Seller and the Seller Related Parties harmless from and against any and all liability under the WARN Act and applicable state law resulting from any termination from and after Closing of employees of the Property at any time after Closing Date. The provisions of this Section 9.2 shall survive the Closing.
9.3    Operations. Subject to the provisions of Section 9.4 below:
9.3.1    Property Maintenance. Seller shall use commercially reasonable efforts consistent with its past practices to cause the Manager to operate and maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such obligation to include the maintenance of casualty and liability insurance policies in accordance with Seller’s normal course of business, but such obligation to not include capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear

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and tear and further subject to destruction by casualty or eminent domain or other events beyond the control of Seller or Manager, including changes in laws, rules, ordinances and regulations.
9.3.2    Contracts and Agreements. Seller shall not enter or permit Manager to enter (where Seller has the right under the Hotel Management Agreement to prohibit Manager from doing so) into any additional service contracts, equipment leases or other similar agreements that will be binding upon Buyer without the prior consent of Buyer; provided, however, without the consent of Buyer, Seller may, or permit Manager to, enter into service contracts, equipment leases and other agreements which are cancelable on thirty (30) days’ notice. Any additional service contracts, equipment lease and other agreements entered into in accordance with this Section 9.3.2 shall constitute Continuing Agreements and Equipment Leases being assigned to Buyer on the Closing Date.
9.3.3    Safe Deposit Boxes. Any property contained in the safe deposit boxes as of Closing shall be the responsibility of Buyer, and Buyer shall save, defend, indemnify and hold harmless Seller and the Seller Related Parties from and against any claims, liabilities, losses, damages, costs and expenses arising out of or with respect to such property. The provisions of this Section 9.3.3 shall survive the Closing.
9.3.4    Baggage Inventory. The representatives of Seller and Buyer shall prepare the inventory as of day immediately preceding the Closing Date (which inventory shall be binding on all parties thereto) of (a) all luggage, valises and trunks checked or left in the care of the Property by guests then or formerly in the Property, (b) parcels, laundry, valet packages and other property of guests checked or left in the care of the Property by guests then or formerly in the Property (excluding, however, property in the safe deposit boxes), (c) all luggage or other property of guests retained by Buyer, and (d) all items contained in the lost and found. Buyer shall be responsible from and after the Closing Date for all baggage, and other items listed in such inventory. The provisions of this Section 9.3.4 shall survive the Closing.
9.3.5    Approval Standard. All approvals by Buyer under this Section 9.3 shall not be unreasonably withheld, conditioned or delayed. Without limitation on the foregoing, if Seller delivers a written request to Buyer for Buyer’s approval of any matter for which Buyer’s approval is required under this Section 9.3 (an “Approval Request”), and Buyer fails to deliver to Seller its written disapproval of such Approval Request within five (5) business days after its receipt of such Approval Request, then Buyer shall be deemed to have approved the matter that is the subject of such Approval Request.
9.4    Hotel Management Agreement. Notwithstanding anything contained in this Agreement to the contrary, Buyer acknowledges that Manager has certain rights under the Hotel Management Agreement, including without limitation, the right to execute certain contracts and other agreements and to take certain actions with respect to the Property, and the performance of Manager’s rights and obligations under the Hotel Management Agreement shall not result in a breach by Seller of its obligations under this Agreement, unless Seller’s consent to such actions is required by the terms of the Hotel Management Agreement and such consent is granted in a manner that is inconsistent with the terms of this Agreement. Any additional service contracts and equipment leases entered into by Manager on behalf of Seller prior to the Closing Date in the ordinary course of business and consistent with the terms of the Hotel Management Agreement, shall constitute

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Continuing Agreements and Equipment Leases on the Closing Date. Between the Effective Date and the Closing Date, the hiring and employment policies with respect to employees of Manager at the Property shall remain within the sole control of Manager. Manager shall remain the sole judge of the fitness and qualifications of such employees and Buyer hereby acknowledges and agrees that Manager is vested with such discretion in hiring, supervising, directing, discharging and determining the compensation, other benefits and terms of employment of such employees, as is set forth in the Hotel Management Agreement.
9.5    Independent Audit. Seller will engage, at Buyer’s cost, a third party accounting firm (“GAAP Preparer”) to prepare financial statements (including footnotes) in accordance with generally accepted accounting principles (“GAAP”) for the Property for calendar years 2015, 2016 and for 2017 through any full completed Seller fiscal quarter (“GAAP Financials”) and to provide such GAAP Financials to Buyer and Buyer’s independent accounting firm (“Auditor” with the Accounting Firm being an Auditor acceptable to the parties). Seller will (a) engage the Auditor (at Buyer’s request to expedite the engagement process and at Buyer’s cost), (b) reasonably cooperate with the Auditor, and (c) provide the Auditor with such information regarding the GAAP Financials as the Auditor may reasonably request, so that the Auditor may complete an audit of the GAAP Financials for calendar years 2015 and 2016 and a review for the period in 2017 through any full completed Seller fiscal quarter. The parties intend that Buyer’s audit will be completed on or before June 1, 2017 and the parties shall use commercially reasonable efforts to assist in such process. Seller shall also provide the Auditor with a signed representation letter in a form acceptable to Seller. Seller shall authorize any attorneys who have represented Seller or its management company in material litigation pertaining to or affecting the Property to respond, at Buyers expense, to inquiries from the Auditor. For the purposes of this provision, material litigation includes matters with liability exceeding $50,000. In order to prepare GAAP Financials for the stated periods, Buyer will engage a third party valuation company, at Buyers expense (with Cushman & Wakefield being a third party acceptable to the parties), to (i) establish for Seller a purchase price allocation (“PPA”) to be recorded in the GAAP Financials as of the date Seller acquired the Property and (ii) create current purchase price allocations as of the Closing Date for Buyer’s purposes only, such allocations under (ii) not being binding on Seller for any reason. The Buyer will deliver to Seller the PPA no later than March 27, 2017 so that Seller and GAAP Preparer may prepare and record Seller’s acquisition transaction for GAAP purposes and produce a set of GAAP Financials for said periods for audit and review by Auditor. Buyer agrees to provide technical accounting assistance to Seller and GAAP Preparer as needed in order to prepare the GAAP Financials. Immediately after the Effective Date Seller shall provide to the preparer of the PPA on a confidential basis, a copy of the closing documents utilized when the Property was originally acquired by Seller, as well as the documents that may be reasonably be required to prepare the PPA. This Section 9.5 shall survive Closing.
10.    DISPOSITION OF DEPOSIT.
10.1    IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER’S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS BENEFITING BUYER UNDER THIS AGREEMENT OR THE PERMITTED TERMINATION OF THIS AGREEMENT BY BUYER IN ACCORDANCE WITH THIS AGREEMENT, THEN THE DEPOSIT SHALL BE RETURNED TO BUYER, AND NO PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER (EXCEPT UNDER THOSE PROVISIONS OF THIS AGREEMENT THAT EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT);

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PROVIDED, HOWEVER, IF THE CONDITION WHICH HAS NOT BEEN SATISFIED IS A BREACH OF A REPRESENTATION, WARRANTY OR COVENANT, THEN BUYER, AT ITS OPTION, MAY ELECT TO (I) ENFORCE SPECIFIC PERFORMANCE, OR (II) TERMINATE THIS AGREEMENT WHEREUPON THE DEPOSIT (LESS THE INDEPENDENT CONSIDERATION) SHALL BE RETURNED TO BUYER AND, IF THE DEFAULT BY SELLER WAS AN INTENTIONAL ACT OF SELLER, SELLER SHALL BE OBLIGATED UPON DEMAND TO REIMBURSE BUYER UP TO TWO HUNDRED THOUSAND DOLLARS ($200,000.00) IN THE AGGREGATE FOR BUYER’S ACTUAL OUT-OF-POCKET INSPECTION, FINANCING AND OTHER COSTS RELATED TO BUYER’S ENTERING INTO THIS AGREEMENT, INSPECTING THE PROPERTY AND PREPARING FOR A CLOSING OF THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, BUYER’S ATTORNEYS’ FEES INCURRED IN CONNECTION WITH THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND IN CONNECTION WITH BUYER’S DUE DILIGENCE REVIEW, AUDITS AND PREPARATION FOR A CLOSING, AND ALL OTHER RIGHTS AND OBLIGATIONS OF SELLER AND BUYER HEREUNDER (EXCEPT THOSE SET FORTH HEREIN WHICH EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT) SHALL TERMINATE IMMEDIATELY. HOWEVER, ANY ACTION IN SPECIFIC PERFORMANCE MUST BE FILED, IF AT ALL, WITHIN 45 DAYS AFTER THE CLOSING DATE.
10.2    IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL FAIL TO CLOSE BY REASON OF DEFAULT BY BUYER (INCLUDING A BREACH BY BUYER OF A REPRESENTATION OR WARRANTY), THEN THE DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT, AND IN SUCH EVENT, BUYER SHALL NOT BE LIABLE TO SELLER FOR MONETARY DAMAGES EXCEPT FOR FORFEITURE OF THE DEPOSIT (AND AS PROVIDED UNDER THOSE PROVISIONS OF THIS AGREEMENT THAT EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT). IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT; FURTHER, THAT IT WOULD BE EXTREMELY DIFFICULT, IF NOT IMPOSSIBLE AND IMPRACTICABLE TO ASCERTAIN WITH ANY ACCURACY THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER’S BREACH OR DEFAULT, AND THAT THE LIQUIDATED DAMAGE AMOUNT SET FORTH IN THIS SECTION REPRESENTS BOTH PARTIES’ EFFORTS TO APPROXIMATE SUCH POTENTIAL DAMAGES. IN THE EVENT THE SALE CONTEMPLATED HEREBY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER’S DEFAULT, THEN THE RETENTION OF THE DEPOSIT SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT AND THE PARTIES SHALL TAKE SUCH ACTION AS MAY BE REQUIRED TO CAUSE THE DEPOSIT TO BE DELIVERED TO SELLER. SELLER AGREES THAT IN THE EVENT IT IS ENTITLED TO THE DEPOSIT, THE FORFEIT OF THE DEPOSIT AS LIQUIDATED DAMAGES MEANS THAT BUYER’S AGGREGATE

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LIABILITY IN CONNECTION WITH BUYER’S BREACH IS THE AMOUNT OF THE DEPOSIT AND NOT A GREATER SUM.
______________________        _______________________
SELLER INITIALS            BUYER INITIALS

10.3    IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE.
11.    Tax Reduction Proceedings. Seller (or Manager) may file and/or prosecute an application for the reduction of the assessed valuation of the Property or any portion thereof for real estate taxes or a refund of real estate taxes previously paid. The amount of any tax refunds (net of attorneys’ fees and other costs of obtaining such tax refunds) with respect to any Property for the tax year in which the Closing Date occurs shall be apportioned between Seller and Buyer. Tax refunds for any year prior to the tax year in which the Closing Date occurs shall belong entirely to Seller. If, in lieu of a tax refund for the tax year in which the Closing Date occurs or a prior tax year, a tax credit is received for the tax year in which the Closing Date occurs or subsequent tax year, then (x) within thirty (30) days after receipt by Seller or Buyer, as the case may be, of evidence of the actual amount of such tax credit (net of attorneys’ fees and other costs of obtaining such tax credit), the tax credit apportionment shall be readjusted between Seller and Buyer and (y) upon realization by Buyer of a tax savings on account of such credit, Buyer shall pay to Seller an amount equal to the savings realized (as apportioned). All refunds, credits or other benefits applicable to any fiscal period prior to the fiscal year in which the Closing Date occurs shall belong solely to Seller (and Buyer shall have no interest therein). Notwithstanding anything in this Section 11 to the contrary, Buyer shall have the right to approve the party retained by Seller (or Manager) for the tax appeal for the year of Closing and the right to approve any fee arrangement with respect thereto. The provisions of this Section 11 shall survive the Closing.
12.    Miscellaneous.
12.1    Brokers.
12.1.1    Buyer represents and warrants to Seller that no broker or finder has been engaged by it in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. Except as provided in Section 12.1.2 below, Seller represents and warrants to Buyer that no broker or finder has been engaged by it in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker’s or finder’s fee or commissions in connection herewith, then Seller shall indemnify, protect, defend and hold Buyer harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify, protect, defend and hold Seller harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The obligations of the parties under this Section 12.1 shall survive the Closing or any termination of this Agreement.

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12.1.2    CBRE, Inc. (“Seller’s Broker”) has been engaged by Seller in connection with the transaction contemplated by this Agreement, and without limitation on the foregoing provisions of this subsection, if and only if the transaction contemplated hereby shall close in accordance with the terms of this Agreement, Seller shall pay Seller’s Broker a commission pursuant to a separate agreement between Seller and Seller’s Broker.
12.2    Further Assurances. Seller and Buyer each covenant and agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein. The provisions of this Section 12.2 shall survive Closing.
12.3    Confidentiality. Except as hereinafter provided, from and after the execution of this Agreement, Buyer and Seller shall keep the terms, conditions and provisions of this Agreement confidential and neither shall make any public announcements hereof unless the other first approves of same in writing, nor shall either disclose the terms, conditions and provisions hereof, except to persons who “need to know,” such as their respective officers, directors, employees, attorneys, accountants, engineers, surveyors, consultants, financiers, partners, investors, potential lessees and bankers and such other third parties whose assistance is required in connection with the consummation of this transaction. Notwithstanding the foregoing, it is acknowledged that Buyer is, or is an affiliate of, a real estate investment trust (the “REIT”), and the REIT has and will seek to sell shares to the general public; consequently, Buyer shall have the right to disclose any information regarding the transaction contemplated by this Agreement (other than the identity of the Seller or any of its affiliated entities) solely if disclosure is required by law or otherwise been determined to be necessary or appropriate by Buyer or Buyer’s attorneys to satisfy disclosure and reporting obligations of Buyer or its affiliates. On or at any time following the Effective Date, Buyer may make a press release and/or file with the United States Securities Exchange Commission information regarding the transaction contemplated by this Agreement other than the identity of the Seller or any of its affiliated entities. Seller and Buyer and their representatives are cautioned that United States securities laws restrict the purchase and sale of securities by anyone who possesses non-public information about the issue of such securities. Accordingly, neither Seller nor any of its Affiliates nor its representatives may buy or sell any of the securities of the Buyer or any of its Affiliates so long as any of them is in possession of any material non-public information about the Buyer or any of its Affiliates, including information contained in or derived from confidential information.
12.4    Cumulative Remedies. No remedy conferred upon a party in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute (except as otherwise expressly herein provided).
12.5    No Waiver. No waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by the other party shall be deemed to be a waiver of any other breach by such other party (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by a party after any breach by the other party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party, whether or not the first party knows of such breach at the time it accepts such payment or performance. No failure or delay by a party to exercise any right it

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may have by reason of the default of the other party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right by the first party while the other party continues to be so in default.
12.6    Consents and Approvals. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder must be in writing to be effective and may be given or withheld in the absolute discretion of such party.
12.7    Intentionally Deleted.
12.8    Modification. This Agreement may not be modified or amended except by written agreement signed by all parties.
12.9    Survival. Unless otherwise expressly provided for in this Agreement, the representations, warranties, covenants and conditions of the parties set forth in this Agreement shall not survive the consummation of the transaction contemplated by this Agreement and the delivery and recordation of the Deed. Notwithstanding the foregoing, (a) all indemnification obligations in this Agreement shall survive the Closing; and (b) the indemnification obligations set forth in Sections 3.1.5, 12.1, 12.3 and 12.11 shall survive the termination of this Agreement.
12.10    Post-Closing Access. For a period of three (3) years subsequent to the Closing Date, Seller and its employees, agents and representatives shall be entitled to access during business hours to all documents, books and records given to Buyer by Seller for tax and audit purposes, regulatory compliance, and cooperation with governmental investigations upon reasonable prior notice to Buyer, and shall have the right to make copies of such documents, books and records at Seller’s expense. Seller shall indemnify Buyer for any loss, cost, damage or expense resulting from any such access. The provisions of this Section 12.10 shall survive Closing.
12.11    Indemnification Obligations. The indemnification obligations under this Agreement shall be subject to the following provisions:
12.11.1    The party seeking indemnification (“Indemnitee”) shall notify the other party (“Indemnitor”) of any claim against Indemnitee within forty-five (45) days after it has notice of such claim, but failure to notify Indemnitor shall in no case prejudice the rights of Indemnitee under this Agreement unless Indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should Indemnitor fail to discharge or undertake to defend Indemnitee against such liability (with counsel reasonably approved by Indemnitee), within thirty (30) days after Indemnitee gives Indemnitor written notice of the same, then Indemnitee may settle such claim, and Indemnitor’s liability to Indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys’ fees, incurred by Indemnitee in effecting such settlement. Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Indemnitee unless: (a) the employment of such counsel shall have been authorized in writing by Indemnitor in connection with the defense of such action, (b) Indemnitor shall not have employed counsel to direct the defense of such action, or (c) Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Indemnitor (in which case Indemnitor shall not have the right

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to direct the defense of such action or of Indemnitee), in any of which events such fees and expenses shall be borne by Indemnitor.
12.11.2    The indemnification obligations under this Agreement shall cover the costs and expenses of Indemnitee, including reasonable attorneys’ fees, related to any actions, suits or judgments incident to any of the matters covered by such indemnities.
12.11.3    The indemnification obligations under this Agreement shall also extend to cover any claim against any present or future advisor, trustee, director, officer, partner, member, manager, employee, beneficiary, shareholder, fiduciary, participant or agent of or in Indemnitee or any entity now or hereafter having a direct or indirect ownership interest in Indemnitee.
12.11.4    Except for obligations expressly assumed or agreed to be assumed by Buyer hereunder, including without limitation those under the Hotel Management Agreement in accordance with the Hyatt Management Agreement Assignment, Buyer is not assuming any obligations of Seller or any liability for claims arising out of any act, omission or occurrence which occurs, accrues or arises prior to the Closing Date, and Seller hereby indemnifies and holds Buyer harmless from and against any and all such claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) that may at be incurred by Buyer as a result of (1) obligations of Seller not expressly assumed or agreed to be assumed by Buyer hereunder, (2) other than with respect to the physical, environmental or other conditions of the Property, acts, omissions or occurrences which occur, accrue or arise prior to the Closing Date including, without limitation, employee liability and liability under any agreements assumed by Buyer at Closing, or (3) liability arising prior to the Closing Date under the Hotel Management Agreement. Seller shall not be liable for or have any liability for claims arising out of any act, omission or occurrence which occurs, accrues and arises on or after the Closing Date and Buyer accepts, assumes and agrees to perform all of the duties, obligations and liabilities of Assignor arising and accruing on or after the Closing Date and agrees to indemnify and hold harmless Seller from and against any and all such claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys’ fees) that may be incurred by Seller as a result of (1) obligations expressly assumed or agreed to be assumed by Buyer hereunder, or (2) all matters which occur, accrue or arise on or after the Closing Date including, without limitation, employee liability and liability under any agreements assumed by Buyer at Closing. This Section 12.11.4 is not intended to modify, and is subject to, any of the other provisions of this Agreement. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.
12.12    Matters of Construction.
12.12.1    Incorporation of Exhibits. All exhibits attached and referred to in this Agreement are hereby incorporated herein as fully set forth in (and shall be deemed to be a part of) this Agreement.
12.12.2    Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters including, without limitation, the Access Agreement.

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12.12.3    Non-Business Days. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, “business day” means any day other than a Saturday, Sunday or federal holiday or state holiday for the State of Colorado.
12.12.4    Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.
12.12.5    Interpretation. Words used in the singular shall include the plural, and vice-versa, and any gender shall be deemed to include the other. Whenever the words “including”, “include” or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner. The captions and headings of the Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof. Except as otherwise indicated, all Exhibit and Section references in this Agreement shall be deemed to refer to the Exhibits and Sections in this Agreement. Each party acknowledges and agrees that this Agreement (a) has been reviewed by it and its counsel, (b) is the product of negotiations between the parties, and (c) shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any ambiguity in the language of the Agreement is to not to be resolved against Seller or Buyer, but shall be given a reasonable interpretation in accordance with the plain meaning of the terms of this Agreement and the intent of the parties as manifested hereby.
12.13    Governing Law; Venue. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Colorado (without regard to conflicts of law). The parties hereto agree to submit to personal jurisdiction in the State of Colorado in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, the parties hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the parties in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Colorado and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the parties by registered or certified mail to or by personal service at the last known address of the parties, whether such address be within or without the jurisdiction of any such court. Any legal suit, action or other proceeding by one party to this Agreement against the other arising out of or relating to this Agreement shall be instituted only in Denver, Colorado or the United States District Court in Denver, Colorado, and each party hereby waives any objections which it may now or hereafter have based on venue and/or forum non‑conveniens of any such suit, action or proceeding and submits to the jurisdiction of such courts. Seller and Buyer hereby irrevocably and unconditionally waive any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement. The provisions of this Section 12.13 shall survive the Closing or the termination hereof.

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12.14    Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, Seller and Buyer do not intend by any provision of this Agreement to confer any right, remedy or benefit upon any third party, and no third party shall be entitled to enforce or otherwise shall acquire any right, remedy or benefit by reason of any provision of this Agreement.
12.15    No Recordation. In no event shall this Agreement or any document or memorandum related to the subject matter of this Agreement be recorded without the prior written consent of Seller.
12.16    Effectiveness of Agreement. In no event shall any draft of this Agreement create any obligations or liabilities, it being intended that only a fully executed and delivered copy of this Agreement will bind the parties hereto.
12.17    No Joint Venture. This Agreement does not and shall not be construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of seller and buyer specifically established hereby.
12.18    Successors and Assigns. Buyer may not assign or transfer its rights or obligations under this Agreement (or make an offer or enter into negotiations to do so) without the prior written consent of Seller (in which event such transferee shall assume in writing all of the Buyer’s obligations hereunder, but Buyer shall not be released from its obligations hereunder), such consent to be within Seller’s sole and absolute discretion; provided, however, Buyer may assign its interest in this Agreement without the consent of Seller to a “single-purpose bankruptcy remote entity” which is “controlled by Buyer” (in which event such transferee shall assume in writing all of the transferor’s obligations hereunder, and Buyer shall be released from its obligations hereunder to the extent the Closing has occurred). As used herein, “controlled by Buyer” with respect to an entity means that Buyer: (1) has the sole ability to direct the management, policies and operation of such entity, directly or indirectly, through voting securities or otherwise; and (2) Buyer owns more than fifty percent (50%) of the direct or indirect ownership interests in such entity. Any change in control or majority ownership of Buyer constitutes an assignment for purposes of this subsection. No consent given by Seller to any transfer or assignment of Buyer’s rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer’s rights or obligations hereunder. Additionally, and notwithstanding the foregoing, Seller acknowledges that Buyer is or is an affiliate of a real estate investment trust and, as such, may designate that a portion of the Property be conveyed to an operating lessee, which conveyance shall not require the consent of Seller and the parties will revise the Bill of Sale as needed to reflect Buyer’s structure, provided notice and the names of the entities involved is provided to Seller prior to the expiration of the Due Diligence Period. In addition, Buyer shall not re-sell the Property or assign its rights or obligations under this Agreement (or make an offer or enter into negotiations to do so) through a “double escrow” or other similar mechanism without Seller’s prior written consent (which consent may be withheld in Seller’s sole and absolute discretion). No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and shall be binding upon the successors and assigns of the parties.
12.19    Notices. Unless otherwise agreed to by the parties, all notices required or permitted to be given hereunder shall be in writing. Such notices shall be effective upon receipt or refusal of receipt following deposit into the United States mail, registered or certified, return receipt requested, postage prepaid, or if hand delivered or if sent by nationally recognized overnight courier

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providing evidence of delivery or when sent by email, telecopy or similar facsimile transmission (with a copy by mail delivered on the next business day), addressed as follows:

TO SELLER:
c/o Walton Street Capital, L.L.C.
900 North Michigan Avenue
Suite 1900
Chicago, Illinois 60611
Attention: Mr. Douglas Welker, Mr. Justin Leonard and Angela Lang, Esq.
Fax: (312) 915-2881
Email: welker@waltonst.com, leonard@waltonst.com, lang@waltonst.com

With Copy To:
Pircher, Nichols & Meeks 900 North Michigan Avenue, Suite 1000 Chicago, Illinois 60611 Attn: Real Estate Notices (DJP/JAK File No. 4.2047) Fax: (312) 915.3348 Email: realestatenotices@pircher.com
TO BUYER: :
Ashford Hospitality Prime Limited Partnership 14185 Dallas Parkway, Suite 1100 Dallas, Texas 75254 Attention: David Brooks Facsimile: (972) 490-9600 Email: dbrooks@ashfordinc.com
With Copy To:
Gardere 2021 McKinney Avenue, Suite 1600 Dallas, Texas 75201 Attention: Cynthia Brotman Nelson Facsimile: (214) 999-3884 Email: cnelson@gardere.com or at such other place as a party may designate in a written notice given in accordance herewith. Email and/or facsimile transmissions received during business hours during a business day at the receiving location shall be deemed made on such business day if received prior to 5:00 P.M. Central Time. Email and/or facsimile transmissions received at any other time shall be deemed received on the next business day. Any such notice so given by email or facsimile shall be deemed given upon receipt by the sending party of confirmation of successful transmission (provided that if any notice to be delivered by facsimile is unable to be transmitted because of a problem affecting the receiving party’s facsimile machine, the deadline for receiving such notice shall be extended to the next business day). The attorneys for any party hereto shall be entitled to provide any notice that a party desires to give or is required to give hereunder.
12.20    Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all

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other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if any party hereto brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred from the non-prevailing party, subject to the limitations on the liability set forth in Section 12.21 below. The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes. This Section shall survive Closing and any termination of this Agreement.
12.21    Limitation of Liability. No present or future partner, member, director, officer, shareholder, employee, advisor, affiliate or agent of or in Seller or Buyer or any affiliate of Seller or Buyer shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and Buyer and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s and/or Buyer’s assets (and with respect to Buyer, that of Buyer and any permitted assignee, jointly and severally), respectively, for the payment of any claim or for any performance, and Seller and Buyer hereby waive any and all such personal liability. For purposes of this Section 12.21, no negative capital account or any contribution or payment obligation of any partner or member in Seller or Buyer shall constitute an asset of Seller or Buyer. The limitations of liability contained in this Section are in addition to, and not in limitation of, any limitation on liability applicable to Seller or Buyer provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument. The provisions of this Section 12.21 shall survive Closing and any termination of this Agreement.
12.22    Bulk Sales. Buyer and Seller agree to cooperate and take any actions reasonably necessary to comply with the bulk sales statutes, if any, of the State in which the Units are located, in connection with the transactions contemplated by this Agreement. Buyer shall be solely responsible for the payment of any bulk sales, sales taxes, hotel sales taxes, or hotel use taxes and for compliance with any and all laws related to such taxes, including any withholding laws, whether due before or after Closing or in connection with the transaction contemplated in this Agreement, and Buyer shall indemnify, protect, defend and hold Seller harmless from and against any claim in any way arising from such matters whether accruing or arising before or after Closing.
12.23    Time of Essence. Time is of the essence of each and every term, provision and covenant of this Agreement.
12.24    Waiver of Trial by Jury. THE PARTIES HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. THE PROVISIONS OF THIS

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SECTION 12.24 SHALL SURVIVE CLOSING AND ANY TERMINATION OF THIS AGREEMENT.
12.25    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. Delivery by facsimile, or e-mail of a PDF or TIF copy, of a counterpart of this Agreement executed by a party shall constitute delivery by such party of such party’s executed counterpart of this Agreement.
[Text of the Agreement ends here, signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
BUYER:

ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    Ashford Prime OP General Partner LLC

By:    /s/ DAVID BROOKS
Name:    David Brooks
Title:    Vice President

S-1

SELLER:
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

S-2

EXHIBIT LIST

EXHIBIT A	- LEGAL DESCRIPTION

EXHIBIT B	- DEPOSIT ESCROW AGREEMENT

EXHIBIT C	- DEED

EXHIBIT D	- PRELIMINARY LIST OF PERMITTED EXCEPTIONS

EXHIBIT E	- FORM OF PARKING ASSIGNMENT

EXHIBIT F	- BILL OF SALE

EXHIBIT G	- LIST OF LEASES

EXHIBIT H	- SELLER CLOSING CERTIFICATE

EXHIBIT I	- CERTIFICATE OF NON-FOREIGN STATUS

EXHIBIT J	- GAP INDEMNITY

EXHIBIT K	- OWNER’S CERTIFICATE AS TO DEBTS, LIENS AND PARTIES IN POSSESSION

EXHIBIT L	- BUYER CLOSING CERTIFICATE

EXHIBIT M	- LITIGATION

EXHIBIT N	- NON-COMPLIANCE NOTICES FROM GOVERNMENTAL AGENCIES

EXHIBIT O	- AGREEMENTS AND EQUIPMENT LEASES

EXHIBIT P	- LIST OF ENVIRONMENTAL REPORTS

EXHIBIT Q	- ESCROW INSTRUCTIONS

EXHIBIT R	- POST-CLOSING ESCROW AGREEMENT

EXHIBIT S	- ESTOPPEL FORMS

EXHIBIT T	- FORM OF ASSIGNMENT OF ALLEGRIA SPA LEASE

EXHIBIT U	- FORM OF ASSIGNMENT OF HYATT MANAGEMENT AGREEMENT

EXHIBIT V	- FORM OF ASSIGNMENT OF MANAGEMENT AGREEMENTS

3721766.8

EXHIBIT A

LEGAL DESCRIPTION OF UNITS

Parcel One:
Hotel Unit and Condominium Units C-1, C-2, C-3, C-4, C-5, C-6, C-7, C-8, C-9, C-10, C-11, C-12, C-13, C-14, Beaver Creek Hotel A Condominium, according to the Condominium Map recorded March 8,1990 in Book 524 at Page 176 and Amended Plat and Condominium Map First Amendment, Beaver Creek Hotel A Condominium, a Re-Configuration of Units C-6, C-7, C-12, C-13 and Hotel Unit recorded April 12, 2005 at Reception No. 911872, and Amended Plat and Condominium Map - Second Amendment Beaver Creek Hotel A Condominium, a Resubdivision of Unit C-15 and Hotel Unit recorded July 25, 2006 at Reception No. 200620032; and as defined and described in the Condominium Declaration recorded March 8, 1990 in Book 524 at Page 175 and First Amendment to Declaration recorded April 12, 2005 at Reception No. 911873, Second Amendment recorded July 25, 2006 at Reception No 200620033, and Third Amendment to Declaration recorded December 7, 2006, at Reception No. 200633338, County of Eagle, State of Colorado.
Parcel Two:
Condominium Units M-10, M-11, M-12, M-15, M-18 and M-20, Village Hall Condominiums, according to the Condominium Map for Village Hall Condominiums recorded February 1, 1984 in Book 377 at Page 639 and as described in the Village Hall Condominium Declaration recorded February 1, 1984 in Book 377 at Page 638, as amended and supplemented from time to time, County of Eagle, State of Colorado.

and

Condominium Unit M-4 and M-21, Village Hall Condominiums, according to the Fifth Amendment to the Condominium Map for Village Hall Condominiums, recorded July 17, 1996 in Book 699 at Page 963 and as described in the Village Hall Condominium Declaration recorded February 1, 1984 in Book 377 at Page 638, as amended and supplemented from time to time, County of Eagle, State of Colorado.

and

Condominium Unit M-9, Village Hall Condominiums, according to the Condominium Map for Village Hall Condominiums recorded February 1, 1984 in Book 377 at Page 639 and amended by Condominium Map for Village Hall Condominiums, Sixth Amendment recorded June 27, 2001 at Reception No. 760704 and as described in the Village Hall Condominium Declaration recorded February 1, 1984 in Book 377 at Page 638, and First Amendment recorded October 27, 1989 in Book 516 at Page 628, County of Eagle, State of Colorado.
Parcel Three:
119 Parking Spaces on the second level of a parking garage located in Lot 14, Block 1, Tract A, Second Amendment to the First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997, and as further described in Village Hall Parking Easement recorded October 8, 1987 in Book 471 at Page 508 as modified by First Amendment recorded October 25, 1988 in Book 493 at Page 710 and as assigned by Assignment recorded January 3, 1995 in Book 658, Page 489, Assignment recorded October 10, 1995 in Book 677, Page 957; Assignment recorded January 20, 2004 at Reception No. 865438; and Assignment recorded at Reception 865439, and as further modified by Second Amendment to Village Hall Parking Easement recorded October 20, 2014 at Reception No. 201417959, County of Eagle, State of Colorado.

3721766.8     EXHIBIT A

Parcel Four:
The benefits of various rights and easements as described in the Declaration For Beaver Creek Hotel A Condominium, and any and all supplements, amendments, and annexations thereto, set forth in the Instruments) recorded March 8, 1990 in Book 524 at Page 175; Assignment of Declarant's Rights recorded January 3, 1995 in Book 658 at Page 490 and October 10, 1995 in Book 677 at Page 958 and First Amendments Declaration recorded April 12, 2005 as Reception No. 911873, Second Amendment recorded July 25, 2006 at Reception No. 200620033 and Third Amendment recorded December 7, 2006 at Reception No. 200633338, County of Eagle, State of Colorado.
Parcel Five:
The benefits of access and various utilities as described in the Amended and Restated General Declaration for Beaver Creek, and any and all supplements, amendments, and annexations thereto, set forth in the instrument(s) recorded December 27, 1979 in Book 296 at Page 446; Supplemental Declaration of Land Use Restrictions recorded March 12, 1980 in Book 300 at Page 48; Amendment recorded September 16, 1982 in Book 346 at Page 5; and Assignment and Assumption of Declarant Status and Rights recorded November 23, 1993 in Book 625 at Page 654, County of Eagle, State of Colorado.

Parcel Six:
Encroachment rights described in the Consent to Encroachments and Agreement, which was recorded October 5, 1988 in Book 492 at Page 448 and 449, County of Eagle, State of Colorado.

3721766.8     EXHIBIT A

EXHIBIT B

DEPOSIT ESCROW AGREEMENT

CHICAGO TITLE AND TRUST COMPANY

Refer to:
Phone no.: ___________
Fax no: ____________

STRICT JOINT ORDER #1 ESCROW TRUST INSTRUCTIONS (EARNEST MONEY)

ESCROW TRUST NO.:     DATE: _________, 2017
To: Chicago Title Insurance Company, Escrow Trustee:
Customer Identification:
Seller:     WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company
Buyer: TBD
Property Legal Description: See Exhibit “A” attached hereto
Project Reference: Park Hyatt Beaver Creek
Proposed Disbursement Date: __________, 2017
Deposits:
1.    The sum of $___________ by Buyer representing:
The “Initial Deposit” under Sale and Purchase Agreement, dated as of __________, 2017, with respect to the Property described on Exhibit “A” attached hereto and an “Additional Deposit” of $__________ on __________, 2017 unless Buyer sends notice of termination to Seller and escrow trustee prior to 5:00 p.m. Central time on __________, 2017.
Delivery of Deposits:
The above-referenced escrow trust deposits (“deposits”) are deposited with the escrow trustee to be delivered by it only upon the receipt of a joint order of the undersigned or their respective legal representatives or assigns.
In no case shall the above-mentioned deposits be surrendered except upon the receipt of an order signed by the parties hereto, their respective legal representatives or assigns, or in obedience to the court order described below.
Notwithstanding anything herein to the contrary, if the Sale and Purchase Agreement is terminated on or prior to the expiration of the Due Diligence Period, the deposit shall be immediately returned to Buyer irrespective of consent or objection by Seller.
Billing Instructions:

3721766.8     EXHIBIT B

Escrow trust fee will be billed as follows: ½ half to Buyer and ½ to Seller, no charge if the transaction contemplated by the Sale and Purchase Agreement closes through Chicago Title.
The parties acknowledge that beginning after a period of one year from the date of this agreement, Chicago Title Insurance Company will impose an administrative maintenance fee (quarterly, semi-annually, or annually) equivalent to the fee set forth on Chicago Title Insurance Company’s then current rate schedule.
This fee may be deducted from the outstanding escrow balance or billed to Buyer.
PLEASE NOTE: The escrow trust fee for these joint order escrow trust instructions is due and payable within 30 days from the projected disbursement date (which may be amended by joint written direction of the parties hereto). In the event no projected disbursement date is ascertainable, said escrow trust fee is to be billed at acceptance and is due and payable within 30 days from the billing date. Chicago Title Insurance Company, at its sole discretion, may reduce or waive the escrow trust fee for these joint order escrow instructions in the event the funds on deposit herein are transferred to or disbursed in connection with sale escrow trust instructions or an agency closing transaction established at Chicago Title Insurance Company.
Investment:
Deposits made pursuant to these instructions may be invested on behalf of any party or parties hereto; provided that any direction to escrow trustee for such investment shall be expressed in writing and contain the consent of all parties to this escrow, and also provided that escrow trustee is in receipt of the taxpayer’s identification number and investment forms as required. Escrow trustee will, upon request, furnish information concerning its procedures and fee schedules for investment.
In the event the escrow trustee is requested to invest deposits hereunder, Chicago Title Insurance Company is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investment for the purposes of these escrow trust instructions.
Direction Not to Invest/Right to Commingle:
Except as to deposits of funds for which escrow trustee has received express written direction concerning investment or other handling, the parties hereto direct the escrow trustee NOT to invest any funds deposited by the parties under the terms of this escrow and waive any rights which they may have under Section 2-8 of the Corporate Fiduciary Act (205 ILCS 620/2-8) to receive interest on funds deposited hereunder. In the absence of an authorized direction to invest funds, the parties hereto agree that the escrow trustee shall be under no duty to invest or reinvest any such funds at any time held by it hereunder; and, further, that escrow trustee may commingle such funds with other deposits or with its own funds in the manner provided for the administration of funds under said Section 2-8 and may use any part or all of such funds for its own benefit without obligation to any party for interest or earnings derived thereby, if any. Provided, however, nothing herein shall diminish escrow trustee’s obligation to apply the full amount of such funds in accordance with the terms of these escrow instructions.
Compliance With Court Order:
The undersigned authorize and direct the escrow trustee to disregard any and all notices, warnings or demands given or made by the undersigned (other than jointly) or by any other person. The said undersigned also hereby authorize and direct the escrow trustee to accept, comply with, and obey any and all writs, orders, judgments or decrees entered or issued by any court with or without jurisdiction; and in case the said escrow trustee obeys or complies with any such writ, order, judgment or decree of any court, it shall not be liable to any of the parties hereto or any other person, by reason of such compliance, notwithstanding any such writ, order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case the escrow trustee is made a party defendant to any suit or proceedings regarding this escrow trust, the undersigned, for themselves, their heirs, personal representatives, successors, and assigns, jointly and severally, agree to pay to said escrow trustee, upon written demand, all costs, attorney’s fees, and expenses incurred with respect thereto. The escrow trustee shall have a lien on the deposit(s) herein for any and all such costs, fees and expenses. If said costs, fees and expenses are not paid, then the escrow trustee shall have the right to reimburse itself out of the said deposit(s).
Execution:

3721766.8     EXHIBIT B

These escrow trust instructions are governed by and are to be construed under the laws of the state of Illinois. The escrow trust instructions, amendments or supplemental instructions hereto, may be executed in counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

For Seller:	For Buyer:
Name: WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company	Name:
By: David J. Pezza	By:
Address: c/o Pircher, Nichols & Meeks 900 North Michigan Avenue, Suite 1000 Chicago, Illinois 60611	Address:
Phone: 312.915.3100	Phone:
Fax: 312.896.9263	Fax:
Signature: _________________	Signature: _____________________

Accepted: Chicago Title Insurance Company, as Escrow Trustee
By: ________________________	Date: _______, 2017

3721766.8     EXHIBIT B

EXHIBIT C
FORM OF SPECIAL WARRANTY DEED

PROPERTY IS NOT TO BE REGARDED AS RESIDENTIAL FOR PURPOSES OF CALCULATING DOCUMENTARY FEE.

Prepared by
and Return to:
David J. Pezza, Esq.
Pircher, Nichols & Meeks
900 N. Michigan Avenue, Suite 1000
Chicago, Illinois 60611

SPECIAL WARRANTY DEED
THIS SPECIAL WARRANTY DEED is made as of the ____ day of __________, 2017 by and between WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Grantor”), having an address of 900 N. Michigan Avenue, Suite 1900, Chicago, Illinois 60611, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by ___________ (“Grantee”), having an address of _______________________, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Eagle County, Colorado, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Property”). Together with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, claim and demand whatsoever, of Grantor, either in law or equity, of, in and to the Property, with the hereditaments and appurtenances. This conveyance is made and accepted subject to (a) general real estate taxes on the Property for the current year which Grantee assumes and agrees to pay, and (b) the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes, to the extent the same are validly existing and enforceable (all of the foregoing being hereinafter collectively referred to as the “Permitted Exceptions”).
TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

EXHIBIT C

By its acceptance of this Deed, Grantee shall be deemed to have accepted and agreed to the foregoing provisions set forth in this Deed, including without limitation all agreements of Grantee provided herein.
[Signature Page Follows]

3721766.8     EXHIBIT C

IN WITNESS WHEREOF, Grantor has executed this Deed as of the day and year first above written.
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

3721766.8     EXHIBIT C

STATE OF ILLINOIS
COUNTY OF COOK
The foregoing instrument was acknowledged before me on _____________, 2017, by _____________________________, as _______________________ of WSC Managers V, Inc., a Delaware corporation, as the general partner of Walton Street Managers V, L.P., a Delaware limited partnership, as general partner of Walton Street Real Estate Fund V, L.P., a Delaware limited partnership, as managing member of Walton Acquisition REOC Holdings V, L.L.C., a Delaware limited liability company, as managing member of Walton TCC Hotel REOC Investors V, L.L.C., a Delaware limited liability company, as managing member of WTCC Beaver Creek Mezz V, L.L.C., a Delaware limited liability company, as the sole member of WTCC Beaver Creek Alpha Mezz V, L.L.C., a Delaware limited liability company, as the sole member of WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company.

Witness my hand and official seal.

My commission expires:

____________________________________

Notary Public

3721766.8     EXHIBIT C

Exhibit “A”
Legal Description

Parcel One:
Hotel Unit and Condominium Units C-1, C-2, C-3, C-4, C-5, C-6, C-7, C-8, C-9, C-10, C-11, C-12, C-13, C-14, Beaver Creek Hotel A Condominium, according to the Condominium Map recorded March 8,1990 in Book 524 at Page 176 and Amended Plat and Condominium Map First Amendment, Beaver Creek Hotel A Condominium, a Re-Configuration of Units C-6, C-7, C-12, C-13 and Hotel Unit recorded April 12, 2005 at Reception No. 911872, and Amended Plat and Condominium Map - Second Amendment Beaver Creek Hotel A Condominium, a Resubdivision of Unit C-15 and Hotel Unit recorded July 25, 2006 at Reception No. 200620032; and as defined and described in the Condominium Declaration recorded March 8, 1990 in Book 524 at Page 175 and First Amendment to Declaration recorded April 12, 2005 at Reception No. 911873, Second Amendment recorded July 25, 2006 at Reception No 200620033, and Third Amendment to Declaration recorded December 7, 2006, at Reception No. 200633338, County of Eagle, State of Colorado.
Parcel Two:
Condominium Units M-10, M-11, M-12, M-15, M-18 and M-20, Village Hall Condominiums, according to the Condominium Map for Village Hall Condominiums recorded February 1, 1984 in Book 377 at Page 639 and as described in the Village Hall Condominium Declaration recorded February 1, 1984 in Book 377 at Page 638, as amended and supplemented from time to time, County of Eagle, State of Colorado.

and

Condominium Unit M-4 and M-21, Village Hall Condominiums, according to the Fifth Amendment to the Condominium Map for Village Hall Condominiums, recorded July 17, 1996 in Book 699 at Page 963 and as described in the Village Hall Condominium Declaration recorded February 1, 1984 in Book 377 at Page 638, as amended and supplemented from time to time, County of Eagle, State of Colorado.

and

Condominium Unit M-9, Village Hall Condominiums, according to the Condominium Map for Village Hall Condominiums recorded February 1, 1984 in Book 377 at Page 639 and amended by Condominium Map for Village Hall Condominiums, Sixth Amendment recorded June 27, 2001 at Reception No. 760704 and as described in the Village Hall Condominium Declaration recorded February 1, 1984 in Book 377 at Page 638, and First Amendment recorded October 27, 1989 in Book 516 at Page 628, County of Eagle, State of Colorado.
Parcel Three:
119 Parking Spaces on the second level of a parking garage located in Lot 14, Block 1, Tract A, Second Amendment to the First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997, and as further described in Village Hall Parking Easement recorded October 8, 1987 in Book 471 at Page 508 as modified by First Amendment recorded October 25, 1988 in Book 493 at Page 710 and as assigned by Assignment recorded January 3, 1995 in Book 658, Page 489, Assignment recorded October 10, 1995 in Book 677, Page 957; Assignment recorded January 20, 2004 at Reception No. 865438; and Assignment recorded at Reception 865439, and as further modified by

3721766.8     EXHIBIT C

Second Amendment to Village Hall Parking Easement recorded October 20, 2014 at Reception No. 201417959, County of Eagle, State of Colorado.
Parcel Four:
The benefits of various rights and easements as described in the Declaration For Beaver Creek Hotel A Condominium, and any and all supplements, amendments, and annexations thereto, set forth in the Instruments) recorded March 8, 1990 in Book 524 at Page 175; Assignment of Declarant's Rights recorded January 3, 1995 in Book 658 at Page 490 and October 10, 1995 in Book 677 at Page 958 and First Amendments Declaration recorded April 12, 2005 as Reception No. 911873, Second Amendment recorded July 25, 2006 at Reception No. 200620033 and Third Amendment recorded December 7, 2006 at Reception No. 200633338, County of Eagle, State of Colorado.
Parcel Five:
The benefits of access and various utilities as described in the Amended and Restated General Declaration for Beaver Creek, and any and all supplements, amendments, and annexations thereto, set forth in the instrument(s) recorded December 27, 1979 in Book 296 at Page 446; Supplemental Declaration of Land Use Restrictions recorded March 12, 1980 in Book 300 at Page 48; Amendment recorded September 16, 1982 in Book 346 at Page 5; and Assignment and Assumption of Declarant Status and Rights recorded November 23, 1993 in Book 625 at Page 654, County of Eagle, State of Colorado.

Parcel Six:
Encroachment rights described in the Consent to Encroachments and Agreement, which was recorded October 5, 1988 in Book 492 at Page 448 and 449, County of Eagle, State of Colorado.

3721766.8     EXHIBIT C

Exhibit “B”
PERMITTED EXCEPTIONS

To be agreed to by Buyer and Seller and inserted prior to the expiration of the Due Diligence Period based upon the final title review and approval.

3721766.8     EXHIBIT C

EXHIBIT D

PRELIMINARY LIST OF PERMITTED EXCEPTIONS

1.    Taxes for the year 2017 and subsequent years, not yet due and payable.
2.    The Condominium Declaration.
3.    The Parking Agreement.
4.    The Village Hall Back Lawn Lease agreement.
To be agreed to by Buyer and Seller and inserted prior to the expiration of the Due Diligence Period based upon the final title review and approval.

3721766.8     EXHIBIT D

EXHIBIT E
FORM OF PARKING AGREEMENT ASSIGNMENT
[to be in recordable form]

ASSIGNMENT AND ASSUMPTION AGREEMENT
(Park Hyatt Beaver Creek, Village Hall Parking Easement)
This Assignment and Assumption Agreement (this “Assumption Agreement”) is executed as of __________, 2017 (the “Closing Date”) by WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Assignor”), and _______________________, a ____________________ (“Assignee”), pursuant to, and is expressly made subject to the terms and conditions of, that certain Sale and Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2017, by and between, Assignor, as seller, and Assignee, as buyer, with respect to the Park Hyatt Beaver Creek (the “Project”)
Recitals:
(1)    Assignor and The Vail Corporation, a Colorado corporation, are parties to that certain Village Hall Parking Easement recorded October 8, 1987 in Book 471 at Page 508 as modified by First Amendment recorded October 25, 1988 in Book 493 at Page 710 and as assigned by Assignment recorded January 3, 1995 in Book 658, Page 489, Assignment recorded October 10, 1995 in Book 677, Page 957; Assignment recorded January 20, 2004 at Reception No. 865438; and Assignment recorded January 20, 2004 at Reception 865439, and as further modified by Second Amendment to Village Hall Parking Easement recorded October 20, 2014 at Reception No. 201417959, County of Eagle, State of Colorado (as may be further amended from time to time, the “Parking Agreement”), pertaining to the Project and related facilities commonly known as the Park Hyatt Beaver Creek and more particularly described in the Parking Agreement (the “Hotel”).
(1)    Pursuant to the Purchase Agreement and in connection with the transfer of the Hotel to Assignee, Assignor desires to transfer, assign and set over unto Assignee, without recourse or warranty except as expressly provided in the Purchase Agreement, all of Assignor’s right, title and interest under the Parking Agreement, and Assignee desires to assume the rights and obligations of Assignor with respect to the Parking Agreement.
Agreement:
NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
(1)    Assignor hereby sells, transfers, assigns and sets over unto Assignee, without recourse or warranty except as expressly provided in the Purchase Agreement, all of the Assignor’s right, title and interest in, to and under the Parking Agreement as of 12:01 a.m. on the Closing Date (the “Effective Date”).

3721766.8     EXHIBIT E

(1)    Subject to the terms of the Purchase Agreement, Assignee hereby accepts all of Assignor’s right, title and interest in, to and under the Parking Agreement and (a) assumes and agrees to perform all of the duties, obligations and liabilities of Assignor arising and accruing under or with respect to the Parking Agreement from and after the Effective Date, and (b) agrees to indemnify and hold harmless Assignor from all loss, cost, liability and expense arising and accruing on or after the Effective Date out of or in connection with the Parking Agreement.
EXECUTED as of the Closing Date.

ASSIGNOR:

WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:

3721766.8     EXHIBIT E

Title:

3721766.8     EXHIBIT E

ASSIGNEE:

BUYER:

ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Ashford Prime OP General Partner LLC By: ____________________________ Name: ____________________________ Title: ____________________________

The undersigned, The Vail Corporation, d/b/a/ Vail Associates, Inc. a Colorado corporation (“Vail”), executes this Agreement to (a) evidence Vail’s consent to the assignment of the Agreement to Assignee, (b) to evidence the consent of Vail to Assignee’s assumption of the Agreement, and (c) confirm the release of Assignor from its obligations under the Agreement arising or accruing from and after the Effective Date.
The Vail Corporation, d/b/a/ Vail Associates,
a Colorado corporation

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

3721766.8     EXHIBIT E

STATE OF ILLINOIS

COUNTY OF COOK

The foregoing instrument was acknowledged before me on _____________, 2017, by _____________________________, as _______________________ WSC Managers V, Inc., a Delaware corporation, as the general partner of Walton Street Managers V, L.P., a Delaware limited partnership, as general partner of Walton Street Real Estate Fund V, L.P., a Delaware limited partnership, as managing member of Walton Acquisition REOC Holdings V, L.L.C., a Delaware limited liability company, as managing member of Walton TCC Hotel REOC Investors V, L.L.C., a Delaware limited liability company, as managing member of WTCC Beaver Creek Mezz V, L.L.C., a Delaware limited liability company, as the sole member of WTCC Beaver Creek Alpha Mezz V, L.L.C., a Delaware limited liability company, as the sole member of WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company.

Witness my hand and official seal.

My commission expires:

____________________________________
Notary Public

STATE OF ____________

COUNTY OF __________

The foregoing instrument was acknowledged before me on _____________, 2017, by _____________________________, as _______________________ of Ashford Prime OP General Partner LLC, as the __________ of ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP, a Delaware limited partnership.

Witness my hand and official seal.

My commission expires:

____________________________________
Notary Public

3721766.8     EXHIBIT E

STATE OF ____________

COUNTY OF __________

The foregoing instrument was acknowledged before me on _____________, 2017, by _____________________________, as _______________________ of The Vail Corporation, d/b/a Vail Associates, a Colorado corporation.

Witness my hand and official seal.

My commission expires:

____________________________________
Notary Public

3721766.8     EXHIBIT E

EXHIBIT F
BILL OF SALE
BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT

This Blanket Conveyance, Bill of Sale and Assignment (this “Assignment”), dated as of _________, 2017(the “Effective Date”), is made and entered into by WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”), and ____________, a ______________________ (“Buyer”) and _________, a ___________ (“Operating Lessee”), pursuant to, and is expressly made subject to the terms and conditions of, that certain Sale and Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2017, by and between Seller and Buyer. Each capitalized term used in this Assignment and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.
For and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, Seller hereby transfers and assigns to Buyer, without recourse or warranty except as expressly provided in the Purchase Agreement, all of Seller’s right, title and interest in and to the Personal Property, and to Operating Lessee, all of the Seller’s right, title and interest in and to the Consumables and Intangible Property (collectively, the “Assigned Property”).

Buyer and Operating Lessee hereby assume and agree to perform from and after the Effective Date all of the covenants and obligations of Seller arising and accruing on or after the Effective Date pursuant to or under the Assigned Property and hereby indemnify Seller and agrees to hold Seller harmless from and against all liability, cost, loss, damage or expense, including reasonable attorneys’ fees, suffered or incurred by Seller as a result of any failure or alleged failure of Buyer and/or Operating Lessee to perform such covenants or obligations to the extent same arise and accrue on or after the Effective Date.

[Remainder of page Intentionally Blank.
Signature Pages Follow]

3721766.8     EXHIBIT F

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.
SELLER:
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

BUYER:

3721766.8     EXHIBIT F

_____________________________,
a

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

OPERATING LESSEE:

_____________________________,
a

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

3721766.8     EXHIBIT F

EXHIBIT G

LIST OF LEASES
Suite                Tenant
C-1,2,3,4,12 & 13        Gorsuch
C-5                  Beaver Creek Gear
C-6,7                 Slifer Smith & Frampton/Vail Associates Real Estate
C-8                  Q Boutique
C-9                 Walt Horton Studios
C-10                 Wilderness Wonders
C-11                 Paderewski Fine Art
C-14 A & B             Slifer Smith & Frampton/Vail Associates Real Estate

3721766.8     EXHIBIT G

EXHIBIT H

SELLER CLOSING CERTIFICATE
THIS CLOSING CERTIFICATE (this “Certificate”) is made as of the ____ day of ___________, 2017, by WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”), in favor of _________________, a ___________________ (“Buyer”).
R E C I T A L S :
A.    Pursuant to that certain Sale and Purchase Agreement, dated as of March 9, 2017, by and between Seller and Buyer (together with all amendments and addenda thereto, the “Purchase Agreement”), Seller has agreed to sell to Buyer the “Property” (as defined in the Purchase Agreement), as more particularly described in the Purchase Agreement.
B.    The Purchase Agreement requires the delivery of this Certificate.
NOW THEREFORE, pursuant to the Purchase Agreement, Seller does hereby represent and warrant to Buyer that all of the representations and warranties of Seller contained in Section 8.1 of the Purchase Agreement are true and correct, in all material respects, as of the date hereof as if made on and as of the date hereof, except as set forth on Exhibit “A” attached hereto.
This Certificate is subject to the terms and conditions of the Purchase Agreement (including all applicable limitations on liability and all applicable survival limitations contained therein).
[SIGNATURES ON FOLLOWING PAGE]

3721766.8     EXHIBIT H

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

3721766.8     EXHIBIT H

EXHIBIT “A”

EXCEPTIONS TO SELLER’S REPRESENTATIONS AND WARRANTIES

[ADD EXCEPTIONS, INCLUDING SUBSTITUTION OF
UPDATED EXHIBITS, IF APPROPRIATE]

3721766.8     EXHIBIT H

EXHIBIT I
CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform ____________________________ (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company that for U.S. federal income tax purposes is disregarded as separate from WTCC Beaver Creek Mezz V, L.L.C., a Delaware limited liability company (“Transferor”) to Transferee, the undersigned hereby certifies the following on behalf of Transferor:

1.     Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.     Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3.     Transferor’s U. S. employer identification number is 20-8912250; and

4.     Transferor’s office address is:

c/o Walton Street Capital, L.L.C.
900 North Michigan Avenue
Suite 1900
Chicago, Illinois 60611
Attn: Mr. Douglas Welker, Mr. Justin Leonard and Angela Lang, Esq.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Executed as of the ____ day of __________, 2017, at Chicago, Illinois.

[SIGNATURE ON FOLLOWING PAGE]

3721766.8     EXHIBIT I

3721766.8     EXHIBIT I

WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its sole member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its managing member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its managing member

        By:    Walton Street Real Estate Fund V, L.P.,
            a Delaware limited partnership,
its managing member

            By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its general partner

            By:    WSC Managers V, Inc.,
a Delaware corporation,
its general partner

By:_____________________
Name:___________________
Title:____________________

3721766.8     EXHIBIT I

EXHIBIT J
GAP INDEMNITY
PERSONAL UNDERTAKING (GAP)
WTCC BEAVER CREEK INVESTORS V, L.L.C.
WHEREAS, Chicago Title Insurance Company (hereinafter referred to as the “Company”), is about to issue its title insurance policy (hereinafter referred to as the “Title Insurance Policy”) pursuant to its title commitment no. 100-N0010228-010-TO2, with respect to the land described therein (the “Subject Property”).
WHEREAS, the Company is unwilling to issue the Title Insurance Policy unless exception is made for the following matters:
Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to [last date down to title], but prior to the date the proposed insured acquires for value of record the estate or interest or mortgage or deed of trust covered therein (hereinafter referred to as the “Rights and Liens”).
NOW, THEREFORE, in consideration of the agreement of the Company to issue the Title Insurance Policy as aforesaid and of the sum of One Dollar ($1.00) in hand paid to the undersigned by the Company, the receipt whereof is hereby acknowledged, the undersigned does hereby for itself, its successors and assigns, covenant and agree with the Company: 1) to protect fully, defend and save harmless the Company from and against the Rights and Liens, and each and every one of them; 2) to protect fully, defend and save harmless the Company from any and all actual losses, costs, damages, including reasonable attorney’s fees and expenses of every kind and nature which it may suffer, expend or incur under or by reason or in consequence of the Title Insurance Policy, on account of, in consequence of or growing out of the Rights and Liens, or on account of the assertion or enforcement or attempted assertion or enforcement thereof, or of any right existing or hereafter arising, or which at any time be claimed to exist under or by reason, or in consequence of or growing out of the Rights and Liens; 3) as against the assertion or attempted assertion of any such Rights and Liens to defend at its own costs and charges on behalf of and for the protection of the Company and of the parties insured, or who may be insured, against loss by it under the Title Insurance Policy (but without prejudice to the right of the Company to defend it if the undersigned fails to do so diligently) any and every suit, action or proceeding in which any such Rights and Liens may be asserted or attempted to be asserted, established or enforced in, to, upon, against or with respect to the real estate described in the Title Insurance Policy, or any part thereof, or interest therein.
This Personal Undertaking shall be of no further force and effect on the date that is six (6) months after the date hereof, unless notice of any matter with respect to which the undersigned is indemnifying the Company is given to the undersigned before such date.
No present or future partner, member, advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, direct or indirect partner or agent of the undersigned, shall

3721766.8     EXHIBIT J

have any personal liability, directly or indirectly, under or in connection with this personal undertaking; and the Company hereby waives any and all such personal liability. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to the undersigned provided by law or by any other contract, agreement or instrument.

3721766.8     EXHIBIT J

IN WITNESS WHEREOF, the undersigned has caused these presents to be signed as of the _______ day of __________, 2017.
OWNER:

WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

3721766.8     EXHIBIT J

EXHIBIT K
OWNER’S CERTIFICATE AS TO DEBTS, LIENS
AND PARTIES IN POSSESSION
The undersigned hereby certifies to CHICAGO TITLE INSURANCE COMPANY (the “Company”) that, as of __________, 2017, to its actual knowledge and belief:

1.
WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Owner”), is the Owner of a fee interest in that certain real property (the “Subject Property”) described in that certain title insurance commitment no. 100-N0010228-010-TO2 issued by the Company (the “Commitment”).

2.
Owner is unaware of any unrecorded labor, mechanics’ or materialmens’ liens against the Subject Property, or of any outstanding payment for any labor performed and materials provided at or to the Subject Property, except as set forth on Exhibit “A” attached hereto.

3.	There are no parties in possession of the Subject Property except for guests of the Hotel located on the Subject Property, except as set forth on Exhibit “A” attached hereto.

4.
Owner is unaware of any unrecorded security agreements, financing statements, chattel mortgages or conditional sales agreements with respect to the Subject Property, or fixtures located thereon, created by Owner or to which the Owner is a party.

5.
There is no action or proceeding, including but not limited to bankruptcy, which is now pending against Owner in any State or Federal Court, nor is there any attachment, judgment or other encumbrance attributable to Owner which may now constitute a lien upon the Subject Property, nor are there any claims or pending claims against Owner which may be satisfied through a lien or attachment against the Subject Property.

No present or future partner or member or direct or indirect partner or agent of the undersigned, or any advisor, trustee, director, officer, employee, beneficiary, shareholder and participant of any of the foregoing, shall have any personal liability, directly or indirectly, under or in connection with this Certificate; and the Company and its successors and assigns, and, without limitation, all other persons and entities, hereby waive any and all such personal liability. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to the foregoing persons and entities provided by law or by any other contract, agreement or instrument.
This Certificate is made to the Company as inducement to it to provide title insurance to the purchaser of the Subject Property,_________________, pursuant to the Commitment, and the undersigned acknowledges that the Company is relying upon the representations contained herein. Any claim made by the Company on the basis of any statement herein must be made, if at all, not later than six (6) months following the date hereof.
[The remainder of this page has been intentionally left blank.]

3721766.8     EXHIBIT K

This Owner’s Certificate as to Debts, Liens and Parties in Possession was executed as of the date first written above.
OWNER:
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

3721766.8     EXHIBIT K

EXHIBIT “A”

EXCEPTIONS TO OWNER’S CERTIFICATE AS TO DEBTS, LIENS
AND PARTIES IN POSSESSION

3721766.8     EXHIBIT K

EXHIBIT L
BUYER CLOSING CERTIFICATE
THIS CLOSING CERTIFICATE (this “Certificate”) is made as of the ____ day of ________, 2017, by ________________, a _____________________________ (“Buyer”), in favor of WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”).
R E C I T A L S :
A.    Pursuant to that certain Sale and Purchase Agreement, dated as of March 9, 2017, by and between Seller and Buyer (together with all amendments and addenda thereto, the “Purchase Agreement”), Seller has agreed to sell to Buyer the “Property”, as defined in the Purchase Agreement.
B.    The Purchase Agreement requires the delivery of this Certificate to Seller by Buyer.
NOW THEREFORE, pursuant to the Purchase Agreement, Buyer does hereby represent and warrant to Seller that all of the representations and warranties of Buyer contained in Section 8.2 of the Purchase Agreement are true and correct, in all material respects, as of the date hereof as if made on and as of the date hereof, except as set forth on Exhibit “A” attached hereto.
This Certificate is subject to the terms and conditions of the Purchase Agreement (including all limitations on liability and survival limitations contained therein).

         [SIGNATURE ON FOLLOWING PAGE]

3721766.8     EXHIBIT L

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.
BUYER:

_____________________________,
a

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

3721766.8     EXHIBIT L

EXHIBIT “A”

EXCEPTIONS TO BUYER’S REPRESENTATIONS AND WARRANTIES

3721766.8     EXHIBIT L

EXHIBIT M
LITIGATION
NO MATTERS PENDING AGAINST THE HOTEL

3721766.8     EXHIBIT M
Gardere01 - 10003657v.4

EXHIBIT N

NON-COMPLIANCE NOTICES FROM GOVERNMENTAL AGENCIES

With regard to the November 13, 2016 fire department inspection as indicated in Buyer’s draft zoning report and Seller’s estimate of the Seller work associated therewith:

Violations Code

315.3.1 Storage – Ceiling Clearance - COMPLETE
Housekeeping Storage closets have been corrected and areas have been marked with red tape at 18” from the ceiling.

506.2 Knox Box Maintenance - COMPLETE
Keys are currently up to date.

509.1.1 Utility Identification signage - COMPLETE
Switches in main electric room are identified.

605.3.1 Labelling – COMPLETE
Electrical room is labeled Private and “Electrical Equipment Room” has been added to the signs.

703.1.2 Smoke Barriers and Smoke Partitions - COMPLETE
Storage of items at areas of concern have been removed.

703.2.2 Hold Open Devices and Auto Door Closers – COMPLETE
Kick down type door stops have been removed from Fire Doors with Auto Closers.

703.2.3 Door Operations – COMPLETE
All doors are closing properly.

1031.6 Exits – Furnishings and Decorations – COMPLETE
Storage of items at areas of concern have been removed.

3721766.8     EXHIBIT N

EXHIBIT O
CONTINUING AGREEMENTS AND EQUIPMENT LEASES

A.	Vendor Contracts

	Vendor	Type of Service	Comment/Notes
A1	Allegria Spa	Spa Services
A2	Alpine Painting	Painting
A3	AON	Fire Protection
A4	Bruce Holloway Golden Glow Firewood	Firewood Supplier
A5	Castleton Masonry	Masonry Repairs
A6	Colorado Mountain Express	Guest Transportation
A7	Cummins Rocky Mountain	Generator Maintenance
A8	Destination Services	Recreation Management
A9	Dustco	Laundry/Trash Chute Repairs
A10	Eagle Bend Apartments	Employee Housing
A11	Kayak Crossing Apartments	Employee Housing
A12	Elevated Legs	Ski Conditioning
A13	Encore Electric	Electrical Repairs
A14	Fire Sprinkler Services	Backflow Testing/Sprinkler Test and Maintenance
A15	Gregory M. Davis Associates	Elevator Consulting
A16	Maverick Flooring	Carpet and Tile Repair
A17	Maximum Comfort Pool and Spa	Pool Repairs
A18	Morning Star Elevator	ADA Lift
A19	Ntherm	Natural Gas Supplier
A20	National Velvet	Dry Cleaning
A21	Omni Linen Services	Linen Cleaning
A22	Pinnacle Water	Water Softener

3721766.8     EXHIBIT O

	Vendor	Type of Service	Comment/Notes
A23	PSAV	Audio Visual
A24	Radio Resource	Radio Repairs and Service
A25	Safe Step	Anti-Slip Tub treatment
A26	Sertifi	Data
A27	Sonifi	TV Programming Content
A28	Steam Master	Carpet Restoration
A29	Thank you Masked Man	Christmas Decorations
A30	Tri County	Fire Extinguisher
A31	Venture Sports	Guest Recreation

B.	Other Typical Hotel Services

Services

3721766.8     EXHIBIT O

	Type	Vendor Name(s)	Comments/Notes
B1	Armored Car	Loomis Armored, Inc.
B2	ATM Agreement	Alpine Vending
B3	Entertainment	Shannon Tanner
B4	Entertainment	Dave Kemmerly
B5	Grease trap cleaning/Grease disposal	Snowbridge
B6	Internet – Guest Room	Guest tek
B7	Kitchen/Hood Maintenance	Averus
B8	Landscaping Services	Stevens Homecare
B9	Inspection/Service	Coyle Hospitality
B10	Night Cleaning	JJ Cleaning Company
B11	Public Relations	Turner Public Relations
B12	Staffing Services (non-administrative positions, e.g., Housekeeping, Banquet, Security, Stewarding)	Alpine Staffing
B13	Staffing Services (non-administrative positions, e.g., Housekeeping, Banquet, Security, Stewarding)	Mountain Temps
B14	Telecommunications System	Mitel Service
B15	Voice Mail System Service and Support	Mitel
B16	AmeriGas propane LP and Subsidiaries	Amerigas
B17	Associated Building Specialties, Inc	ABS Contract
B19	Wood Trim	AW Interiors, Inc
B20	Chair Cleaning Services	Deep Clean Specialists/Cintas
B21	Painting and Wallpaper	John Julian Painting and Paperhanging
B22	Guest Room Vanity	Marble Tec Services
B23	Powdercoating of Items	Monument Powdercoating
B24	Restaurant Reservation system	Open Table
B25	Phone Services	Qwest Corporation/Centurylink
B26	Transport hazardous material	Safety Kleen Systems Inc
B27	Catering Services	Vail Valley Foundation
	Master Agreements		Proprietary of Hyatt
	Outsource payroll system	ADP/Time Resource Management
	Quemicals – Cleaning	Ecolab, Inc
	Opera & POS support system	Micros Systems
	Elevators maintenance	hyssenKrupp
	Trash removal	Waste Management
Leases
C1	GM Vehicle	Alamo leasing
C2	Copier system	Xerox

C. Spa Agreements

3721766.8     EXHIBIT O

Type	Parties	Comments/Notes
Spa Access Agreement	WTCC Beaver Creek Investors V, L.L.C., The Vail Corporation dba Vail Associates, Inc.	September 1, 2013, and expires on August 31, 2020
BCGC agreement	Beaver Creek Gold Club
Linen Service Agreement	Omni Linen	6.1.15 to termination. Termination is notified at least 60 days prior to term date
Peak Performance Imaging	Allegria Spa	11.1.15 - 10.31.16 automatically renewed annually
HeBS Digital	Allegria Spa at Park Hyatt	8.10.16 12 month term - will be automatically renewed for another 12 month term unless 90 day termination notice given
Software Support	TAC Reservation Assistant	1.1.17 - 12.31.17 renewable annually
Postage Machine	Pitney Bowes	Contract expires 10.29.20
PR / Integrated Marketing	ReComm Global, LLC	2.1.17 - 1.31.18 Early termination needs 30 days’ notice

3721766.8     EXHIBIT O

EXHIBIT P
LIST OF ENVIRONMENTAL REPORTS

1.	Phase 1 Environmental Site Assessment prepared by AllWest Environmental, Inc., dated March 29, 2007 as AllWest Project No. 27058.20

3721766.8     EXHIBIT P

EXHIBIT Q
ESCROW INSTRUCTIONS
_________, 2017

VIA E-MAIL

Chicago Title Insurance Company _________________ _________________ Attention: __________

Re:    Park Hyatt Beaver Creek – Title Commitment Order No. 100-N0010228-010-TO2
Dear [____________]:
This Closing Escrow Agreement (this “Agreement”) will constitute your instructions from WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”), and [_________________, a _________________] (“Buyer”), with respect to the closing of the sale of the property (the “Property”) legally described in the pro forma title policy (the “Pro Forma”) attached hereto as Exhibit “B” as contemplated by that certain agreement captioned “SALE AND PURCHASE AGREEMENT” (as amended from time to time, the “Purchase Agreement”), dated as of March 9, 2017, by and between Seller and Buyer.

A copy of the Purchase Agreement has been delivered to you. Except as otherwise indicated, each capitalized term used herein shall have the meaning ascribed to such term in the Purchase Agreement.
1.     Delivery of Funds.
1.1    Earnest Money. Buyer has previously wire transferred to you the Deposit under the Purchase Agreement in the total amount of [____________________ and No/100 United States Dollars ($____________)]. You are currently holding the Deposit pursuant to and in accordance with that certain agreement (the “Deposit Escrow Agreement”) captioned “DEPOSIT ESCROW AGREEMENT,” dated __________ __, 2017, by and among Seller, Buyer and you.
1.2    Closing Payment. On or before the Closing Date, Buyer may be wire‑transferring, or causing to be wire-transferred, to you an amount (the “Closing Payment”) equal to the Purchase Price, less the Deposit, and as further adjusted by the adjustments and credits

3721766.8     EXHIBIT Q

set forth in the “Closing Statement” (as defined below) executed by the parties, pursuant to the wiring instructions attached hereto as Exhibit “A”.
1.3    Definition. As used herein, the “Funds” shall mean the Deposit and the Closing Payment, collectively.
2.     Delivery of Documents. On or before the Closing Date (defined below), Seller, Buyer, or both, shall deliver to you duly executed originals (unless otherwise noted) of the following documents (the “Closing Deliveries”):
2.1    an original of the Deed;
2.2    two (2) counterpart originals of the Bill of Sale;
2.3    an original of the Seller Closing Certificate;
2.4    an original of the Certificate of Non-Foreign Status;
2.5    an original Gap Indemnity;
2.6    an original Seller Title Certificate;
2.7    an original Owner’s Certificate as to Debts, Liens and Parties in Possession;
2.8    an original of the Parking Agreement Assignment;
2.9    an original of the Management Agreements Assignment; and
2.10    counterpart copies (sent via fax or electronic transmission of a .pdf or .tif file) of a closing statement (the “Closing Statement”) described in §1.6045 4(e)(3)(ii) of the U.S. Treasury Regulations (the “Regulations”) with respect to the transactions contemplated by the Agreement, prepared by you and signed or initialed by each of Seller and Buyer.
3.     Conditions to Close of Escrow. The Funds shall not be disbursed and the Documents (defined below) shall not be delivered to any person or entity until each of the following conditions is satisfied:
(1)    You have received the Closing Deliveries and are unconditionally and irrevocably prepared to record or file, as applicable, the Deed in accordance with Section 4 below.
(2)    You have, to the extent necessary, compiled the respective counterpart signature pages of the Closing Deliveries, inserted the Closing Date in the blanks of any undated Closing Deliveries, and have confirmed that no additional blanks are in the Closing Deliveries, all Closing Deliveries have been notarized, where applicable, and all exhibits are attached to each of the Closing Deliveries.

3721766.8     EXHIBIT Q

(3)    You have received the Closing Payment and are unconditionally and irrevocably prepared to wire the Funds in accordance with Section 4 below.
(4)    You are unconditionally and irrevocably prepared to issue to Buyer an owner’s policy in the form of the Pro Forma (the “Owner’s Policy”).
(5)    You have received written authorization in the form of Exhibit “C” attached hereto to close the transaction from each of the following:

(a)    a “Buyer Closing Representative”. “Buyer Closing Representative” means Christopher Peckham of Buyer or Cynthia Nelson of Gardere Wynne Sewell LLP; and

(b)    a “Seller Closing Representative”. “Seller Closing Representative” means Justin Leonard of Seller or David J. Pezza, Esq., or Alexis Kessler, Esq., of Pircher, Nichols & Meeks.
(6)    You have received all information necessary for filing the forms (the “Information Returns”) then required to be filed pursuant to Section 6045 of the Internal Revenue Code with respect to the transactions contemplated by the Agreement (including Seller’s written approval of the amount of gross proceeds to be shown on the Information Returns) and you are unconditionally and irrevocably prepared to serve as the designated “reporting person” (with such term having the meaning prescribed in §1.6045 4(a) of the Regulations) in accordance with §1.6045 4(e)(5) of the Regulations and, accordingly, (a) file all information returns required under the Regulations in respect of such transactions, and (b) furnish to the Seller any statements required under the Regulations in respect of such transactions.

4.     Close of Escrow. If the conditions specified in Section 3 above are satisfied on the Closing Date, then you shall immediately deliver to Buyer and Seller a written confirmation of such satisfaction in the form of Exhibit “D” hereto (which confirmation shall (i) evidence your agreement to promptly take or cause to be taken the actions hereinafter specified, and (ii) shall be deemed to have been given upon your taking of any of such actions), and thereafter you shall promptly (and in the order set forth below):
(1)    Wire the amount due to each party under the Closing Statement in accordance with written wiring instructions provided by each such party. Please provide written notification to Seller and Buyer, via electronic transmission, with the federal reference numbers for each wire that is transmitted.
(2)    Record the Deed and the Assignment of Parking Agreement with the Eagle County, Colorado Clerk & Recorder (the “Colorado Recorder”).
(3)    Issue the Owner’s Policy, with an effective date that is the date and time of the recording of the Deed, and deliver (i) the original of such Owner’s Policy to Buyer, at the address specified in Section 5.1 below, and (ii) a copy of such Owner’s Policy, via electronic transmission

3721766.8     EXHIBIT Q

of a .pdf file, to [__________________ at __________________], in each case, within three (3) business days after you receive the original recorded Deed from the Colorado Recorder.
(4)    File all Information Returns and take all other actions described in Section 3(6).
5.     Disbursement of Documents. As soon as available, you shall deliver the applicable originals or copies of the Closing Deliveries (each individually a “Document” and collectively, the “Documents”) as follows:
5.1    to Gardere Wynne Sewell LLP at 2021 McKinney Avenue, Suite 1600, Dallas, Texas 75201, Attention: Cynthia Nelson, the following:
(a)    an original of the recorded Deed;
(b)    an original of the fully executed Bill of Sale;
(c)    the original Seller Closing Certificate;
(d)    the original Certificate of Non-Foreign Status;
(e)    the original of the recorded Assignment of Parking Agreement;
(f)    a copy of the fully executed Closing Statement;
(g)    the original Owner’s Policy (in accordance with Section 4(3) above); and
(j)     an original (or copy if an original is unavailable) of every other Document.
5.2    to Pircher, Nichols & Meeks at 900 North Michigan Avenue, Suite 1000, Chicago, Illinois 60611, Attention: Alexis Kessler, the following:
(a)    a copy of the recorded Deed;
(b)    an original of the fully executed Bill of Sale;
(c)    a copy of the recorded Assignment of Parking Agreement;
(d)    the original Buyer Closing Certificate;
(e)    a copy of the fully executed Closing Statement; and
(g)    a copy of every other Document.
6.     Closing Costs. All closing costs incurred by you in carrying out your duties under this Agreement are to be paid in accordance with the Closing Statement.

3721766.8     EXHIBIT Q

7.     Investment of Funds. You shall not invest the Closing Payment unless you have received written instructions from a Seller Closing Representative regarding such investment.
8.     Cancellation of Instructions. Notwithstanding anything to the contrary herein, if the conditions specified in Section 3 hereof are not satisfied on or before the Closing Date, then, if written instructions to cancel this escrow from a Seller Closing Representative or a Buyer Closing Representative are delivered, the instructions set forth in Sections 1 through 5 shall be deemed canceled, and you shall immediately (1) notify the other party of the same, (2) release the Closing Payment to Buyer; (2) return each of the Closing Deliveries to the party depositing same; and (4) continue to hold the Deposit pursuant to the provisions of the Deposit Escrow Agreement. If the conditions specified in Section 3 above are not satisfied on or before the Closing Date, and these instructions are not amended by the undersigned or canceled as aforesaid, then as of the date which is three (3) business days after the Closing Date, Buyer and Seller shall be deemed to have given you written instructions to cancel this escrow and you shall take the actions specified in clauses (2), (3) and (4) above.
9.     Limitation of Liability. You are acting solely in your capacity as escrow agent and closing agent, and shall be liable solely for your failure to comply with the terms of this Agreement; provided, however, the foregoing will not limit your liability as title insurer under the terms of the Owner’s Policy (such liability being in accordance with the terms of such policy).
10.    Delivery of Documents Upon Request. Upon the request of Seller, Buyer or their respective counsel, you shall send .pdf or facsimile versions of any Documents that you are holding in escrow.
11.    No Modification; Conflicts with Purchase Agreement. As between Buyer and Seller, this Agreement shall not be deemed a modification of the Purchase Agreement, and in the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall govern and control.
12.    Execution by Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement. Signatures to this Agreement may be transmitted by facsimile or e-mailing of a .pdf or .tif file and shall be valid and effective to bind the party so signing.

3721766.8     EXHIBIT Q

Please acknowledge your acceptance and agreement to act in accordance with this Agreement by signing where indicated below and returning the same to the undersigned. In any event, the delivery of amounts due Seller under the Closing Statement shall be deemed an agreement by you to act in accordance herewith.

Very truly yours,

BUYER:

_______________________,
a ____________________

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

3721766.8     EXHIBIT Q

SELLER:
WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:    Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By:    WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

3721766.8     EXHIBIT Q

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

Chicago Title Insurance Company

By:
Name:
Title:

3721766.8     EXHIBIT Q

EXHIBIT “A”
WIRE TRANSFER INSTRUCTIONS

3721766.8     EXHIBIT Q

EXHIBIT “B”
BUYER’S PRO FORMA OWNER’S POLICY
[See attached.]

3721766.8     EXHIBIT Q

EXHIBIT “C”
AUTHORIZATION LETTER
_________, 2017

VIA E-MAIL

Chicago Title Insurance Company ___________________ ___________________ Attention: _____________ Email: __________________

Re:	Park Hyatt Beaver Creek – Title Commitment Order No. 100-N0010228-010-TO2
Dear [__________]:
Please refer to that certain Closing Escrow Agreement (“Agreement”) dated _________, 2017, from the parties identified therein as “Seller” and “Buyer” or their respective attorneys, regarding the purchase of the property described above, through your Title Commitment Order No. 100-N0010228-010-TO2. Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same in the Agreement.
This letter will constitute the authorization required under Section 3 of the Agreement, and Section 6.1 of the Purchase Agreement, but shall not limit your obligation to satisfy the other conditions under such Section 3 prior to disbursing the Closing Payment.
Thank you for your cooperation.
Very truly yours,

Name:
Title:     [Seller/Buyer] Closing Representative

3721766.8     EXHIBIT Q

EXHIBIT “D”
CONFIRMATION BY TITLE COMPANY

_________, 2017

VIA E-MAIL “Seller” c/o Pircher, Nichols & Meeks 900 North Michigan Avenue Suite 1000 Chicago, Illinois 60611 Attention: David J. Pezza, Esq. E-Mail: dpezza@pircher.com	“Buyer” Attention: E-Mail:

Re:	Park Hyatt Beaver Creek – Title Commitment Order No. 100-N0010228-010-TO2
Ladies and Gentlemen:
Please refer to that certain Closing Escrow Agreement (“Agreement”) dated _________, 2017, from the parties identified therein as “Seller” and “Buyer” or their respective attorneys, regarding the purchase of the property described above, through your Title Commitment Number Order No. 100-N0010228-010-TO2. Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same in the Agreement.
Pursuant to Section 4 of the Agreement, we hereby confirm that each of the conditions to disbursement set forth in Section 3 of the Agreement have been satisfied.
Very truly yours,
CHICAGO TITLE INSURANCE COMPANY,
By:
Name:
Title:

3721766.8     EXHIBIT Q

EXHIBIT R
POST-CLOSING ESCROW AGREEMENT
______, 2017
Chicago Title Insurance Company
__________________
__________________
Attention: ______________

Re:	Park Hyatt Beaver Creek Your Escrow No. _____________________

Ladies and Gentlemen:
Please refer to that certain agreement captioned “SALE AND PURCHASE AGREEMENT” (as amended from time to time, the “Purchase Agreement”), dated as of March 9, 2017, by and between WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Seller”), and ____________________ (“Buyer”). Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same in the Purchase Agreement.
This agreement (this “Agreement”) will constitute your instructions with respect to the escrow (the “Escrow”) of Three Million Seven Hundred Fifty Thousand and No/100 United States Dollars ($3,750,000.00) (together with any interest accrued thereon, the “Holdback Funds”) being delivered to you concurrently herewith pursuant to Section 8.3.2 of the Purchase Agreement as security for any loss or damage incurred by Buyer as a result of the breach by Seller of any covenant, indemnity, representation or warranty of Seller under the Purchase Agreement (collectively, “Buyer Damages”) in connection with any Claim (as defined in Section 1.3.1 below) made by Buyer during the Survival Period.
I. ESCROW
1.1    Background. Section 8.3 of the Purchase Agreement requires that the Escrow be established by Buyer and Seller at Closing with a portion of Seller’s proceeds from the Purchase Price equal to the Holdback Funds. The Holdback Funds are to be held to provide for timely payment of certain post-closing claims made by Buyer against Seller in connection with a breach of Seller’s covenants, indemnities, representations and warranties of Seller under the Purchase Agreement (such obligations being herein called the “Subject Obligations”).
1.2    Delivery of Funds to be Escrowed. You have been instructed to deposit at Closing a portion of Seller’s proceeds from the Purchase Price equal to the Holdback Funds into a separate account in order to fund the Escrow. The balance of such Holdback Funds held by you from time to time is herein called the “Escrow Balance.” No disbursement of the Escrow Balance shall be made to Buyer or Seller or any other person except in accordance with this Agreement.

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1.3    Disbursements of the Holdback Funds.
1.3.1    In the event that Buyer determines, during the Survival Period, that it has incurred Buyer Damages for an aggregate amount in excess of One Hundred Fifty Thousand Dollars ($150,000.00) (the “Deductible”), then Buyer shall notify Seller and Escrow Agent in writing of such allegation, including reasonable supporting documentation evidencing such Buyer Damages (a “Claim Notice”) and the alleged amount of Buyer Damages associated with such Claim Notice (the “Claim”). Notwithstanding anything herein to the contrary, the Deductible shall not be applicable to any Claims under Section 6.4 of the Agreement or insured claims against Seller or Manager for matters accruing and arising prior to the Closing Date.
1.3.2    Within five (5) business days after receipt of a Claim Notice, Seller shall either: (i) agree in writing to permit the disbursement of the amount of such alleged Buyer Damages by Escrow Agent; or (ii) inform Escrow Agent and Buyer in writing that Seller does not agree to permit such disbursement. If Seller fails to respond during the foregoing five (5) business day period, the same shall be deemed to be the response of Seller under clause (i) of the previous sentence. If Seller agrees in writing to permit the requested distribution to Buyer pursuant to clause (i) or fails to timely respond, then Escrow Agent shall promptly make the disbursement as requested by Buyer and approved or deemed to be approved by Seller. If Seller acts under clause (ii), then Escrow Agent shall thereafter:
(a)    act solely in accordance with any of the following:
(i)    a joint written agreement of Seller and Buyer regarding the disbursement or non-disbursement of Holdback Funds incident to the Claim Notice at issue; or
(ii)    a judgment that is final beyond appeals of a court of competent jurisdiction (as provided in the Purchase Agreement); or
(b)    upon not less than ten (10) business days’ written notice to Buyer and Seller, deposit the Escrow Balance with a court of competent jurisdiction and commence an action for interpleader therein for determination of the amount of the Buyer Damages and distribution of the Escrow Balance. Seller acknowledges and agrees that, should Buyer make a claim for Buyer Damages within the Survival Period, and, if Seller objects to or seeks to prevent the interpleading of the alleged amount of Buyer Damages, then notwithstanding anything to the contrary contained herein, or the Purchase Agreement, (i) Escrow Agent shall continue to hold that portion of the Holdback Funds equal to the alleged Buyer Damages until the parties agree to its disposition or until the amount is interplead, and (ii) Seller shall continue to remain in existence until such interpleader action has been concluded, including any and all available appeals in connection with the litigation between the parties or the interpleader action.

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The final determination of the court, including any and all available appeals, in connection with the litigation between the parties or the interpleader action shall be conclusive as to both the amount of Buyer Damages and the related Claim.
1.3.3    On the first business day after the Survival Period (the “Release Date”), you are hereby authorized and directed to transfer to Seller, in accordance with the wiring instructions set forth in Exhibit A attached hereto and made a part hereof, the Release Amount. As used herein, the “Release Amount” means the Escrow Balance minus the amount of any Claims made by Buyer pursuant to one or more Claims Notices prior to the Release Date.
1.3.4    Any amount retained by Escrow Agent pursuant to Sections 1.3.1 or 1.3.2 following the Survival Period shall be held and disbursed to Seller (in accordance with Exhibit A) after final and conclusive resolution of all Claims or to Buyer (in accordance with wire instructions to be provided to you by Buyer), as each such Claim is finally and conclusively resolved. You shall make such disbursements to Buyer and/or to Seller, as the case may be, upon (i) presentation of a judgment that is final beyond appeals of a court of competent jurisdiction respecting such Claim, five (5) business days after you send notice to the other party of such requested disbursement, or, alternatively, (ii) the receipt of written instructions jointly signed by Seller and Buyer.
1.4    Interest. Seller and Buyer hereby instruct and authorize you to invest the Holdback Funds in any of the following: (i) United States Treasury obligations; (ii) United States Treasury-backed repurchase agreements issued by a major national money center banking institution reasonably acceptable to Seller and Buyer; or (iii) such other investments as may be reasonably acceptable to Seller and Buyer.
1.5    Legal Costs. In the event any action be instituted by a party to enforce this Agreement, or in the event of any litigation, claim or action whatsoever concerning the subject matter of this Agreement, the prevailing party in such action (as determined by the court, agency or other authority before which such suit or proceeding is commenced), shall be entitled to such reasonable attorneys’ fees, costs and expenses as may be fixed by the decision maker. The foregoing includes, but is not limited to, reasonable attorneys’ fees, any poundage fees or other fees imposed by the court, expenses and costs of investigation incurred in (1) appellate proceedings; (2) in any post-judgment proceedings to collect or enforce the judgment; (3) establishing the right to indemnification; and (4) any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes. This provision is separate and several and shall survive the consummation of the transaction contemplated by this Agreement or the earlier termination of this Agreement.

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1.6    Termination. This Agreement shall terminate on the date on which the Holdback Funds shall have been fully disbursed by you in accordance with the terms of this Agreement and the Purchase Agreement.
II. MISCELLANEOUS
2.1    Notices. Any notice which a party is required or may desire to give the other party shall be in writing and may be delivered (1) personally, (2) by United States registered or certified mail, postage prepaid, (3) by Federal Express or other reputable courier service regularly providing evidence of delivery (with charges paid by the party sending the notice); or (4) by telecopy or e-mail transmission of a .pdf or .tif file, provided that such telecopy or e-mail transmission shall be immediately followed by delivery of such notice pursuant to clause (1), (2) or (3) above. Any such notice shall be addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

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TO BUYER:

TO SELLER:
c/o Walton Street Capital, L.L.C.
900 North Michigan Avenue
Suite 1900
Chicago, Illinois 60611
Attention: Mr. Douglas Welker, Mr. Justin Leonard and Angela Lang, Esq.
Fax: (312) 915-2881
Telephone: (312) 915-2800
Email: Welker@waltonst.com; Leonard@waltonst.com; Lang@waltonst.com

With Copy To:
Pircher, Nichols & Meeks
900 North Michigan Avenue, Suite 1000
Chicago, Illinois 60611
Attn: Real Estate Notices (DJP/JAK/File No. 4.2047)
Phone: 312-915-3112
Fax: 312-915-3348
Email: realestatenotices@pircher.com (Subject Line: DJP/JAK/File No. 4.2047)

TO TITLE COMPANY:

Chicago Title Insurance Company
711 Third Avenue, 5th Floor
New York, New York 10017
Attention: Sie Cheung
Telephone: _________________
Telecopier: 212-880-1400
E-Mail: ____________________

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon the date of delivery (whether accepted or refused) by the party to whom the same is to be given. Notices may be given by facsimile or e-mail transmission and shall be deemed given upon the date of delivery (whether accepted or refused) of the same to the individual(s) to which they are addressed, and shall be promptly followed by a hard copy notice by mail or by Federal Express or other reputable courier service regularly providing evidence of delivery (with charges paid by the party sending the notice) as provided above. The attorneys for any party hereto shall be entitled to provide any notice that a party desires to give or is required to give hereunder.

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2.2    Costs. Except as otherwise provided in Section 1.5 hereof, Seller and Buyer shall each reimburse you for one-half of the reasonable costs and expenses incurred by you in performing your duties hereunder, including, without limitation, reasonable attorneys’ fees.
2.3    Successors and Assigns. These instructions and the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.
2.4    No Third Party Beneficiaries. The terms and provisions of this Agreement shall create no right in any person or entity other than the parties hereto and their respective successors and assigns, and no third parties shall have the right to enforce or benefit from the terms hereof. As used in this Agreement, the term “parties” shall mean, collectively, you, Seller and Buyer, and the term “party” shall mean, individually, any of you, Seller and Buyer.
2.5    Time is of the Essence. Time is of the essence of this Agreement.
2.6    Execution by Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instructions. This Agreement may be delivered by e-mail or facsimile transmission and shall be effective if each party hereto has executed and delivered at least one counterpart hereof.
2.7    Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable because it is contrary to law or for any other reason, such provision shall be deemed to be severable from the rest of this Agreement, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
2.8    No Modifications; Incorporation and Conflicts with Purchase Agreement. As between Seller and Buyer, this Agreement shall not be deemed a modification of the Purchase Agreement, and in the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall govern and control. This Agreement can only be amended by an agreement in writing executed by all of the parties. No waiver by any party hereto of any of the terms or provisions of this Agreement shall be enforceable unless expressly set forth in writing and signed by the party against whom enforcement is sought. No evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration, or litigation between the parties arising out of or affecting this Agreement or the rights or obligations of any party hereunder, unless such waiver or modification is in writing and duly executed as aforesaid.
2.9    Attorneys’ Fees. In the event of any proceeding brought by either Seller or Buyer to enforce the terms of this Agreement, the prevailing party in such

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proceeding (as determined by the court, agency or other authority before which such proceeding is commenced) shall be entitled to recover all costs and expenses incurred in connection therewith, including reasonable attorneys’ fees, as may be fixed by the decision maker. This Section 2.9 shall survive any termination of this Agreement.
2.10    Governing Law. This Agreement shall be governed by the laws of the State of Colorado (without taking into account conflicts of law) where the Holdback Funds are being held.
2.11    Existence of Seller. Seller shall remain in existence and in good standing until the later of (i) the expiration of the Survival Period, or (ii) the final and conclusive resolution of all Claims and any dispute regarding this Agreement.
2.12    Deposit of Holdback Funds. By its execution hereof, Escrow Agent acknowledges receipt of the Holdback Funds which shall be invested and held in escrow as security for Buyer’s Damages as contemplated herein and in the Purchase Agreement.

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Very truly yours,
SELLER:

WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By: WTCC Beaver Creek Alpha Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By: WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its Sole Member

By: Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By: Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its Managing Member

By: Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

By: Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

By: WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

3721766.8     EXHIBIT R

BUYER: ________________________, a ________________________ By: ____________________________ Name: ____________________________ Title: ____________________________

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE
WRITTEN:

TITLE COMPANY:

CHICAGO TITLE INSURANCE COMPANY

By: ____________________________
Name: ____________________________
Title: ____________________________

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EXHIBIT A
SELLER’S WIRING INSTRUCTIONS

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EXHIBIT S

ESTOPPEL FORMS

S-1 Proposed Village Hall Estoppel

VILLAGE HALL CONDOMINIUM ASSOCIATION
P.O. BOX 5481
AVON, COLORADO 81620

_____________________, 2017
Ashford BC LP
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attn: David Brooks and Chris Peckham

Re:
Re:    Conveyance of the Park Hyatt Beaver Creek Resort and Spa, comprised of the Beaver Creek Hotel A Condominium, the Village Hall Condominium, and other associated improvements located on Lot 25, Block 1, Tract A and Lot 13, Block 1, Tract A, each as shown on the Second Amendment to First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997 of the Eagle County, Colorado real property records (“Property”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Seller”) to Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership, (together with its successors and assigns, “Purchaser”)

Gentlemen:
The undersigned President of the Board of Directors of the Village Hall Condominium Association, a Colorado non-profit corporation, writes this letter in connection with the conveyance of the Property by Seller to Purchaser.
The "Declaration Documents" (as referenced in Schedule A attached hereto) are in full force and effect and (except as referenced in Schedule A) have not been supplemented, amended, modified or superseded since their original execution and no other agreements or understandings exist between Seller and any other party to the Declaration Documents except as provided in Schedule A attached hereto. Capitalized terms used and not defined herein have the meaning assigned thereto in the Declaration Documents.
As of the date of this letter (this "Estoppel") and except as provided in Schedule B, to the knowledge of the undersigned, Seller is not in default with respect to any payment obligation or duty under the Declaration Documents, and no events have occurred that, with the giving of notice or

3721766.8     EXHIBIT S

passage of time or both, would constitute a default by Seller thereunder. To the knowledge of the undersigned, Seller's current use and operation of the Property as a hotel complies with any and all use covenants and operating requirements contained in the Declaration Documents.
As of the date of this Estoppel and except as provided in Schedule B, all monetary obligations of Seller under the Declaration Documents to date have been fully and currently paid and no advance assessments have been paid, and there has not been any special assessment declared under the Declaration Documents.
The undersigned hereby agrees to use commercially reasonable efforts provide any mortgagee of Purchaser (any "Lender") with copies of all notices of default with respect to any obligation or duty of the Purchaser under the Declaration Documents in the manner and to the extent required under the Declaration Documents and a reasonable time period to cure the same consistent with the terms of the Declaration and the Association's policies. All such notices to Lender shall be sent in accordance with the terms of the Declaration Documents to the following address (or such other address designated by Lender):
_______________________
_______________________
_______________________
Attention: _______________
Facsimile: _______________
To the knowledge of the undersigned, no claim, dispute or controversy presently exists between Seller and the undersigned including any litigation or arbitration concerning the Property, the Declaration Documents, or the performance of the terms thereof or any other matter except as provided in Schedule B.
The undersigned has no right or option to purchase all or any part of the Property, except as provided in the Declaration Documents and applicable law in connection with a foreclosure of the lien of the undersigned for assessments.
The person executing this Estoppel has the power and authority to execute and deliver this Estoppel on behalf of the undersigned.
The undersigned certifies that Purchaser and any Lender and their respective affiliates, successors, assigns and/or participants, may rely on the representations contained herein in connection with the acquisition of the Property and any loan secured thereby.
Very truly yours,

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VILLAGE HALL CONDOMINIUM ASSOCIATION, a Colorado non-profit corporation
By:
Name:
    President

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Schedule A to Estoppel
Declaration Documents
Schedule B to Estoppel
Default

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S-2 - Proposed A Condo Estoppel

BEAVER CREEK HOTEL A CONDOMINIUM ASSOCIATION
10005519v.2
P.O. BOX 5480
AVON, COLORADO 81620
____________, 2017
Ashford BC LP
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attn: David Brooks and Chris Peckham

Re:
Conveyance of the Park Hyatt Beaver Creek Resort and Spa, comprised of the Beaver Creek Hotel A Condominium, the Village Hall Condominiums, and other associated improvements located on Lot 25, Block 1, Tract A and Lot 13, Block 1, Tract A, each as shown on the Second Amendment to First Filing, Beaver Creek Subdivision according to the plat recorded September 20, 1980 in Book 307 at Page 997 of the Eagle County, Colorado real property records (“Property”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Seller”) to Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership, (together with its successors and assigns, “Purchaser”)

Gentlemen:
The undersigned President of Beaver Creek Hotel A Condominium Association, a Colorado nonprofit corporation, writes this letter in connection with the conveyance of the Property by Seller to Purchaser.
The "Declaration Documents" (as referenced in Schedule A attached hereto) are in full force and effect and (except as referenced in Schedule A) have not been supplemented, amended, modified or superseded since their original execution and no other agreements or understandings exist between Seller and any other party to the Declaration Documents except as provided in Schedule A attached hereto. Capitalized terms used and not defined herein have the meaning assigned thereto in the Declaration Documents.
To the knowledge of the undersigned, as of the date of this letter (this "Estoppel") and except as provided in Schedule B, Seller is not in default with respect to any payment obligation or duty under the Declaration Documents, and no events have occurred that, with the giving of notice or passage of time or both, would constitute a default by Seller thereunder. To the knowledge of the undersigned, Seller's current use and operation of the Property as a hotel complies with any and all use covenants and operating requirements contained in the Declaration Documents.

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As of the date of this Estoppel and except as provided in Schedule B, all monetary obligations of Seller under the Declaration Documents to date have been fully and currently paid and no advance assessments have been paid, and there has not been any special assessment declared under the Declaration Documents. As of the date of this Estoppel, the current quarterly assessment of $______________ is due on ___________, 2017, and Seller has a credit in the amount of $____________ for prepaid Common Expenses.
The undersigned hereby agrees to use commercially reasonable efforts to provide any mortgagee of Purchaser (any "Lender") with copies of all notices of default with respect to any obligation or duty of the Purchaser under the Declaration Documents in the manner and to the extent required under the Declaration Documents and a reasonable time period to cure the same consistent with the Declaration and Association policies. All such notices to Lender shall be sent in accordance with the terms of the Declaration Documents to the following address (or such other address designated by Lender):
______________________
______________________
______________________
Attention: _____________
Facsimile: _____________
The undersigned has no notice that any claim, dispute or controversy presently exists between Seller and the undersigned including any litigation or arbitration concerning the Property, the Declaration Documents, or the performance of the terms thereof or any other matter except as provided in Schedule B.
The undersigned has no right or option to purchase all or any part of the Property except as provided in the Declaration Documents and applicable law in connection with a foreclosure of the lien of the undersigned for assessments.
The person executing this Estoppel has the power and authority to execute and deliver this Estoppel on behalf of the undersigned.
The undersigned certifies that Purchaser and any Lender and their respective affiliates, successors, assigns and/or participants, may rely on the representations contained herein in connection with the acquisition of the Property and any loan secured thereby.

BEAVER CREEK HOTEL A CONDOMINIUM ASSOCIATION
a Colorado non-profit corporation

3721766.8     EXHIBIT S

By:
Name:
President

Schedule A to Estoppel
Declaration Documents
Schedule B to Estoppel
Defaults

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S-3 Proposed Hyatt Estoppel
MANAGER’S ESTOPPEL CERTIFICATE
March _____, 2017
TO:    Ashford BC LP and Ashford TRS BC LLC
Attn: David Brooks and Christopher Peckham
14185 Dallas Parkway, Suite 1100
Dallas, TX 75254

Re:    Sale of Park Hyatt Beaver Creek Hotel, Beaver Creek, Colorado
Gentlemen:
The undersigned, Hyatt Corporation (referred to herein as “Manager”), is the manager under that certain Management Agreement identified on Schedule 1 attached hereto, including such amendments, modifications, and supplemental agreements (if any) as may be identified on said Schedule 1 (collectively, the “Management Agreement”), pertaining to the hotel and related facilities commonly known as the Park Hyatt Beaver Creek Hotel and more particularly described in the Management Agreement (collectively, the “Hotel”), under which WTCC Beaver Creek Investors V, L.L.C. acquired the rights of the “Owner” thereunder. Initially capitalized terms used herein and not expressly defined shall have the respective meanings given them in the Management Agreement.
Manager understands that (a) Owner is selling and assigning all of its rights, title, and interests in the Hotel to Ashford BC LP, a Delaware limited partnership (the “Buyer”), (b) Buyer is obtaining first mortgage financing for Buyer’s acquisition of the Hotel from a lender (“Mortgagee”), (c) simultaneously with its acquisition of the Hotel, Buyer will lease the Hotel to Ashford TRS BC LLC, a Delaware limited liability company (the “Operating Lessee”) who will assume and agree to perform Owner’s obligations under the Management Agreement, and (d) Owner, Buyer and Operating Lessee have requested that Manager deliver this Manager’s Estoppel Certificate (“Certificate”) for the benefit and reliance of Owner, Buyer, Operating Lessee and Mortgagee in connection with such transactions. Accordingly, Manager hereby certifies to Owner, Buyer, Operating Lessee and Mortgagee as follows:

1.
The Management Agreement is in full force and effect and has not been modified or amended in any respect (other than by the documents identified on Schedule 1 attached to this Certificate), and true, correct, and complete copies of the documents listed on Schedule 1 are also attached hereto. The Management Agreement embodies the entire agreement and understanding between Owner and Manager with respect to the subject matter of such agreement.

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2.
In accordance with Section 4 of the Management Agreement, all fees payable to Manager, including the Basic Fee, the Incentive Fee, the Additional Incentive Fee, and charges for the Hotel’s pro-rata share of Chain Services, earned through __________, 2017, have been paid to Manager (subject to reconciliation and adjustment following the end of the current Fiscal Year in accordance with the terms of the Management Agreement). With respect to such fees and charges:

(a)
The Basic Fee paid to Manager for Fiscal Years 2015 and 2016 were $__________ and $__________, respectively, and the Basic Fee paid to Manager for Fiscal year 2017 to date (through __________, 2017) is $__________.

(b)
The Incentive Fee paid to Manager for Fiscal Years 2015 and 2016 were $__________ and $__________, respectively, and the Incentive Fee paid to Manager for Fiscal year 2017 to date (through __________, 2017) is $__________.

(c)	(i) The Additional Incentive Fee paid to Manager for Fiscal Years 2015 and 2016 were $__________ and $__________, respectively.
(ii) The Minimum Annual Management Fee paid in 2017 for 2016’s minimum total management fee was $__________.

(d)
The Hotel’s Chain Services payments paid to Manager for Fiscal Years 2015 and 2016 were $__________ and $__________, respectively, and the Hotel’s Chain Services payments paid to Manager for Fiscal Year 2017 to date (through __________, 2017) are $__________. See also the attached Schedule 2.

(e)	The Minimum Annual Management Fee for Fiscal Year 2017 is projected to be $__________, subject to Section 7 of the Fifth Amendment to Management Agreement.

3.	In addition, with respect to the Incentive Fee:
(a)    There is currently no accumulated balance of deferred Incentive Fees, and no deferred Incentive Fees are projected for the current Fiscal Year.
(b)    Upon the sale of the Hotel to Buyer, the Owner will be responsible for paying any accumulated deferred Incentive Fees; Manager agrees to look solely to Owner for payment thereof; and Buyer and Operating Lessee shall not have any liability for payment of any deferred Incentive Fees due with respect to any period prior to Buyer’s acquisition of the Hotel and Operating Lessee’s lease of the Hotel.

4.
The balance in the Fund for Replacement of and Additions to Furnishings and Equipment as of __________, 2017 was $__________. The current required annual contributions to the FF&E Reserve are equal to three percent (3%) of Gross Receipts, and there are no additional contributions to such reserve that are currently required, but have not been made, by Owner.

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5.
The Opening Date occurred on November 30, 1989; accordingly, the original term of the Management Agreement will expire on December 31, 2019, subject to the two successive ten-year extension options in favor of Manager as set forth in Section 2(b) of the Management Agreement.

6.	The budgets for the Fiscal Year 2017 which are to be provided pursuant to Section 3.5 of the Management Agreement are attached hereto as Schedule 3.

7.	The monthly financial reports for the Fiscal Year to date required to be delivered to Owner pursuant to Section 7.4 of the Management Agreement are attached hereto as Schedule 4.

8.
Manager has not given any notice of any default by Owner under the Management Agreement that has not been cured as of the date hereof, nor has Manager received from Owner any notice of any default by Manager under the Management Agreement that has not been cured as of the date hereof. To the best knowledge of Manager, no default under the Management Agreement on the part of either Owner or Manager has occurred, nor does any circumstance or condition exist with respect to the condition, operation or management of adjacent or related properties within the Beaver Creek Resort area which either party would be entitled to treat as a violation of the Management Agreement, that has not been cured as of the date hereof. To the best knowledge of Manager, no default under the Management Agreement or any related agreement on the part of either Owner or Manager has occurred, which either party would be entitled to treat as a violation of the Management Agreement, or which would entitle either party to terminate the Management Agreement or exercise any other remedies of for a breach or default by the other party thereunder. Without limiting the foregoing, the Beaver Creek Resort has not failed to be open to the public during any 365-day period, and there are agreements in place with respect to the tennis facilities, golf course, and parking areas that satisfy the requirements of the Management Agreement.

9.	To the best knowledge of Manager, Manager has no claims, counterclaims, defenses or setoffs against Owner arising from the Management Agreement.

10.
To the best knowledge of Manager, there is no formal dispute, arbitration demand or proceedings, or pending or threatened litigation between Owner and Manager under or in connection with the Management Agreement or any other agreements pertaining to any adjacent or related properties within the Beaver Creek Resort area.

11.
The sale of the Hotel to Buyer, the lease of the Hotel to Operating Lessee and the assignment of the Management Agreement to Operating Lessee is permitted under the terms of the Management Agreement or has otherwise been approved by Manager; accordingly, from and after the consummation of such sale and assignment, and the assumption by Operating Lessee of the duties of “Owner” under the Management Agreement in form and substance reasonably acceptable to Manager, Manager will recognize Operating Lessee as “Owner” for all purposes under the Management Agreement.

12.	Subject to Manager’s receipt of a non-disturbance agreement in accordance with Section 7.5 of the Management Agreement, the Buyer’s first mortgage financing, which Owner and

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Buyer have advised Mortgagee will be in the principal amount of approximately $__________ is permitted under the terms of the Management Agreement; accordingly, from and after the consummation of such financing, Manager will recognize Mortgagee as a permitted mortgagee for all purposes under the Management Agreement.

13.	For all purposes hereunder, the phrase “to the best knowledge of Manager” shall mean the actual knowledge of __________ or __________, the Hotel General Manager and Controller, respectively.
Manager understands that Owner, Buyer, Operating Lessee and Mortgagee and their respective successors and assigns will be relying, and shall be entitled to rely, on the statements made herein in connection with the sale and assignment transaction described above.
HYATT CORPORATION,
a Delaware corporation
By:
Name:
Title:

3721766.8     EXHIBIT S

Schedule 1
Management Agreement

1.	Management Agreement dated as of December 11, 1987;

2.	Amendment No. 1 to Management Agreement dated as of September 22, 1988;

3.	Addendum and Amendment No. 2 to Management Agreement dated as of February 15, 1990;

4.	Amendment No. 3 to Management Agreement dated as of October 1, 1994;

5.	Consent and Assumption Agreement dated as of November 21, 1994;

6.	Assignment, Assumption and Consent Regarding Hyatt Agreements dated as of January 1, 1995;

7.	Letter Agreement dated January 16, 1996;

8.	Consent and Assumption Agreement dated __________, 1996;

9.	Agreement dated February 18, 1997;

10.	Amendment No. 4 to Management Agreement dated as of January 7, 2002;

11.	Consent, Assignment and Assumption Agreement dated as of February 14, 2002 [NEED TO SEE];

12.	Letter Agreement dated March 21, 2002 [NEED TO SEE]; and

13.	Amendment No. 5 to Management Agreement dated September 20, 2006.

Schedule 2
Hotel Chain Services Payments
Schedule 3
Budgets
Schedule 4
Monthly Financial Reports

3721766.8     EXHIBIT V

EXHIBIT T
FORM OF ASSIGNMENT OF ALLEGRIA SPA LEASE
ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT
(Allegria Spa – Park Hyatt Beaver Creek)
This Assignment and Assumption of Lease Agreement (this “Assumption Agreement”) is executed as of __________, 2017 (the “Effective Date”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Assignor”), and Ashford TRS BC LLC, a Delaware limited liability company (“Assignee”), pursuant to, and is expressly made subject to the terms and conditions of, that certain Sale and Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2017, by and between, Assignor, as seller, and Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership, as assigned to Ashford BC LP, a Delaware limited partnership (“Buyer”), as buyer. Simultaneously with the acquisition of the Property by Buyer, Buyer is leasing the Property to Assignee.
For and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Except as otherwise provided in the Purchase Agreement, Assignor hereby transfers, assigns and sets over unto Assignee, without recourse, representation or warranty whatsoever, all of Assignor's right, title and interest as "Owner of the Hotel" and lessee under the agreement described on Exhibit A attached hereto, but only to the extent they relate to or arise from or in connection with the Property (collectively, the "Agreement").
Assignor and Assignee confirm that it is their intention that there shall be no merger of the right, title and interest of Assignee under the Agreement or the leasehold estate created thereby.
Assignee hereby (a) assumes and agrees to perform all of the obligations of Assignor under the Agreement arising and accruing from and after the Effective Date, and (b) agrees to indemnify and hold harmless Assignor from all loss, costs, liability and expense arising out of or in connection with the Agreement from events first arising and accruing on or after the Effective Date.

3721766.8     EXHIBIT V

EXECUTED as of the Effective Date.

ASSIGNOR:

WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its sole member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its managing member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its managing member

        By:    Walton Street Real Estate Fund V, L.P.,
            a Delaware limited partnership,
its managing member

            By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its general partner

            By:    WSC Managers V, Inc.,
a Delaware corporation,
its general partner

By:_____________________
Name:___________________
Title:____________________

3721766.8     EXHIBIT V

ASSIGNEE:

OWNER:

ASHFORD TRS BC LLC,
a Delaware limited liability company

By:	____________________________

Name:	____________________________

Title:	____________________________

The undersigned, Hyatt Corporation, a Delaware corporation (“Hyatt”), executes this Assumption Agreement to evidence Hyatt's consent to the foregoing Assumption Agreement and the assignment and assumption pursuant thereto.
Hyatt Corporation,
a Delaware corporation

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

EXHIBIT A

The Agreement

Lease (Allegria Spa) by and between Hyatt Corporation, a Delaware corporation, as agent for Rose Star Southwest LLC, a Delaware limited liability company, in its capacity as "Owner of the Hotel" (as defined therein) ("Owner") and Rose Star Southwest LLC, a Delaware limited liability company, in its capacity as the Lessee therein, as amended and assigned.

3721766.8     EXHIBIT V

EXHIBIT U

FORM OF ASSIGNMENT OF HYATT MANAGEMENT AGREEMENT
ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT
[Park Hyatt Beaver Creek – Hotel Management Agreement]
This Assignment and Assumption Agreement (this “Assumption Agreement”) is executed as of __________, 2017 (the “Effective Date”) by WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company (“Assignor”), and ASHFORD TRS BC LLC, a Delaware limited liability company (“Assignee”), pursuant to, and is expressly made subject to the terms and conditions of, that certain Sale and Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2017, by and between, Assignor, as seller, and Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership, as assigned to Ashford BC LP, a Delaware limited partnership, as buyer (“Buyer”), with respect to the Park Hyatt Beaver Creek (the “Project”).
Recitals:
A.Assignor and Hyatt Corporation, are parties to that certain Management Agreement (the "Agreement") dated December 11, 1987, as modified by Amendment No. 1 to Management Agreement dated as of September 22, 1988 ("Amendment No. 1"), Addendum and Amendment No. 2 to Management Agreement dated as of February 15, 1990 ("Amendment No. 2"), Amendment No. 3 to Management Agreement dated as of October 1, 1994 ("Amendment No. 3"), Amendment No. 4 to Management Agreement dated January 7, 2002 ("Amendment No. 4"), and Fifth Amendment to Management Agreement dated September 20, 2006 ("Fifth Amendment," and, together with the Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4, collectively, the "Management Agreement"), pertaining to the Project and related facilities commonly known as the Park Hyatt Beaver Creek and more particularly described in the Parking Agreement (the “Hotel”).
B.Pursuant to the Purchase Agreement and in connection with the transfer of the Hotel to Buyer and the simultaneous leasing of the Hotel from Buyer to Assignee, Assignor desires to transfer, assign and set over unto Assignee, without recourse or warranty except as expressly provided in the Purchase Agreement, all of Assignor’s right, title and interest under the Management Agreement, and Assignee desires to assume the rights and obligations of Assignor with respect to the Management Agreement.
Agreement:
NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

3721766.8     EXHIBIT V

1.    Effective as of 12:01 a.m. on the Effective Date, Assignor hereby sells, transfers, assigns and sets over unto Assignee, without recourse or warranty except as expressly provided in the Purchase Agreement, all of Assignor’s right, title and interest in, to and under the Management Agreement.
2.    Assignee hereby accepts all of Assignor’s right, title and interest in, to and under the Management Agreement and (a) assumes and agrees to perform all of the duties, obligations and liabilities under the Management Agreement, whether arising on, prior to, or after the Effective Date, and (b) agrees to indemnify and hold harmless Assignor from all loss, cost, liability and expense arising and accruing from and after the Effective Date out of or in connection with the Management Agreement.
EXECUTED as of the Effective Date.

ASSIGNOR:

WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its sole member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its managing member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its managing member

        By:    Walton Street Real Estate Fund V, L.P.,
            a Delaware limited partnership,
its managing member

            By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its general partner

            By:    WSC Managers V, Inc.,
a Delaware corporation,
its general partner

By:_____________________
Name:___________________

3721766.8     EXHIBIT V

Title:____________________

STATE OF ILLINOIS
COUNTY OF COOK
The foregoing instrument was acknowledged before me on _____________, 2017, by _____________________________, as _______________________ of WSC Managers V, Inc., a Delaware corporation, as the general partner of Walton Street Managers V, L.P., a Delaware limited partnership, as general partner of Walton Street Real Estate Fund V, L.P., a Delaware limited partnership, as managing member of Walton Acquisition REOC Holdings V, L.L.C., a Delaware limited liability company, as managing member of Walton TCC Hotel REOC Investors V, L.L.C., a Delaware limited liability company, as managing member of WTCC Beaver Creek Mezz V, L.L.C., a Delaware limited liability company, as the sole member of WTCC Beaver Creek Alpha Mezz V, L.L.C., a Delaware limited liability company, as the sole member of WTCC BEAVER CREEK INVESTORS V, L.L.C., a Delaware limited liability company.

Witness my hand and official seal.

My commission expires:

____________________________________

Notary Public

ASSIGNEE:

ASHFORD TRS BC LLC,
a Delaware limited liability company

By:	____________________________

Name:	____________________________

Title:	____________________________

3721766.8     EXHIBIT V

STATE OF ____________
COUNTY OF __________

The foregoing instrument was acknowledged before me on _____________, 2017, by _____________________________, as _______________________ of Ashford TRS BC LLC, a Delaware limited liability company.

Witness my hand and official seal.

My commission expires:
____________________________________
Notary Public

The undersigned, HYATT CORPORATION, a Delaware corporation (“Hyatt”), executes this Assumption Agreement to (a) evidence Hyatt's approval of the transfer of the Property and the form and substance of Assignee’s agreement contained herein to assume and be bound by the provisions of the Management Agreement, (b) evidence Hyatt's approval of the assignment and assumption of the Management Agreement to Assignee and (c) evidence Hyatt’s consent to the assignment by Assignor and assumption by Assignee of the documents set forth on Exhibit A attached hereto.
HYATT CORPORATION,
a Delaware corporation

By:    ____________________________
Name:    ____________________________
Title:    ____________________________
STATE OF ILLINOIS

COUNTY OF COOK

The foregoing instrument was acknowledged before me this ___ day of __________, 2017, by _____________________________, as _______________________ of Hyatt Corporation, a Delaware limited liability company.

Witness my hand and official seal.

My commission expires:

____________________________________
Notary Public

3721766.8     EXHIBIT V

EXHIBIT A
List of Hyatt Consents to Assignment

1)    Parking Easement. Village Hall Parking Easement by and between Beaver Creek Hotel Company, Inc., a Colorado corporation, and East West Properties, Ltd., a Colorado limited partnership, dated effective as of September 30, 1987, as amended and assigned.

2)    Village Hall Operating Agreement. Operating Agreement (Certain Village Hall Condominium Units) by and between WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company, and The Vail Corporation, a Colorado corporation, dated as of October 17, 2014, as amended and assigned

3)    Golf Reservation Agreement. Golf Reservation Agreement by and between Vail Associates, Inc., a Colorado corporation, and Colorado East West Partners, Inc., a Colorado corporation, dated effective as of October 1, 1987, as amended and assigned.

4)    Development Agreement. Agreement by and between Colorado East West Partners, Inc., a Colorado corporation, and Vail Associates, Inc., a Colorado corporation, dated effective as of August 21, 1987, as amended and assigned.

5)    Allegria Spa Lease. Lease (Allegria Spa) by and between Hyatt Corporation, a Delaware corporation, as agent for RoseStar Southwest LLC, a Delaware limited liability company in its capacity as "Owner of the Hotel" (as defined therein) ("Owner") and RoseStar Southwest LLC„ a Delaware limited liability company, in its capacity as the lessee therein, as amended and assigned.

3721766.8     EXHIBIT V

EXHIBIT V

FORM OF ASSIGNMENT OF MANAGEMENT AGREEMENT
ASSIGNMENT AND ASSUMPTION AGREEMENT
(Park Hyatt Beaver Creek, Allegria Spa Management Agreement and
Commercial Space Management Agreement)
This Assignment and Assumption Agreement (this “Assumption Agreement”) is executed as of __________, 2017 (the “Effective Date”) by WTCC Beaver Creek Investors V, L.L.C., a Delaware limited liability company (“Assignor”), and Ashford TRS BC LLC, a Delaware limited liability company (“Assignee”), pursuant to, and is expressly made subject to the terms and conditions of, that certain Sale and Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2017, by and between, Assignor, as seller, and Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership, as assigned to Ashford BC LP, a Delaware limited partnership, as buyer, with respect to the Park Hyatt Beaver Creek (the “Project”).
Recitals:
A.Assignor and East West Resorts, LLC, a Delaware limited liability company (“Manager”), are parties to that certain Management Agreement dated May 23, 2007 (the "Management Agreement") with respect to the management of the Allegria Spa and related facilities (the "Spa") located in the hotel known as the Park Hyatt Beaver Creek and more particularly described in the Management Agreement (the “Hotel”).

B.Assignor and Manager are parties to that certain Commercial Space Management Agreement dated May 23, 2007 (the "Commercial Management Agreement") with respect to the management of certain commercial condominium units (the "Commercial Spaces") located in the Hotel.

C.Pursuant to the Purchase Agreement and in connection with the transfer of the Hotel to Buyer and the simultaneous leasing of the Hotel from Buyer to Assignee, Assignor desires to transfer, assign and set over unto Assignee, without recourse or warranty except as expressly provided in the Purchase Agreement, all of Assignor’s right, title and interest under the Management Agreement and the Commercial Management Agreement, and Assignee desires to assume the rights and obligations of Assignor with respect to the Management Agreement and the Commercial Management Agreement.
Agreement:
NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

3721766.8     EXHIBIT V

1.Assignor hereby sells, transfers, assigns and sets over unto Assignee, without recourse or warranty except as expressly provided in the Purchase Agreement, all of Assignor’s right, title and interest in, to and under the Management Agreement and the Commercial Management Agreement as of 12:01 a.m. on the Effective Date.

2.Subject to the terms of the Purchase Agreement, Assignee hereby accepts all of Assignor’s right, title and interest in, to and under the Management Agreement and the Commercial Management Agreement and (a) assumes and agrees to perform all of the duties, obligations and liabilities of Assignor arising and accruing under or with respect to the Management Agreement and the Commercial Management Agreement from and after the Effective Date, and (b) agrees to indemnify and hold harmless Assignor from all loss, cost, liability and expense arising and accruing from and after the Effective Date out of or in connection with the Management Agreement and the Commercial Management Agreement.

3721766.8     EXHIBIT V

EXECUTED as of the Effective Date.

ASSIGNOR:

WTCC BEAVER CREEK INVESTORS V, L.L.C.,
a Delaware limited liability company

By:    WTCC Beaver Creek Mezz V, L.L.C.,
a Delaware limited liability company,
its sole member

By:    Walton TCC Hotel REOC Investors V, L.L.C.,
a Delaware limited liability company,
its managing member

By:    Walton Acquisition REOC Holdings V, L.L.C.,
a Delaware limited liability company,
its managing member

        By:    Walton Street Real Estate Fund V, L.P.,
            a Delaware limited partnership,
its managing member

            By:    Walton Street Managers V, L.P.,
a Delaware limited partnership,
its general partner

            By:    WSC Managers V, Inc.,
a Delaware corporation,
its general partner

By:_____________________
Name:___________________
Title:____________________

3721766.8     EXHIBIT V

ASSIGNEE:

ASHFORD TRS BC LLC,
a Delaware limited liability company

By:	____________________________

Name:	____________________________

Title:	____________________________

The undersigned, East West Resorts, LLC, a Delaware limited liability company (“EW Resorts”), executes this Agreement to (a) evidence EW Resort's approval of the form and substance of Assignee’s agreement contained herein to be bound by the provisions of the Management Agreement and the Commercial Management Agreement; (b) confirm the release of Assignor from its obligations under the Management Agreement and the Commercial Management Agreement to the extent arising or accruing from and after the Effective Date; and (c) evidence EW Resort's consent, whether or not required, to the assignment and assumption of the Management Agreement and the Commercial Management Agreement.
East West Resorts, LLC,
a Delaware limited liability company

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

3721766.8     EXHIBIT V